UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒   Preliminary Proxy Statement
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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement
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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Certara, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Fellow Stockholder,

On behalf of the Board of Directors and management of Certara, Inc., I cordially invite you to attend our annual meeting of stockholders on Tuesday, May 21, 2024, at 9:00 a.m. (Eastern Time). The 2024 Annual Meeting will be a virtual meeting of stockholders. You will be able to attend the 2024 Annual Meeting, vote your shares electronically and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/CERT2024. Stockholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.
To participate in the meeting, you must have the 16-digit number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail. The notice of meeting and proxy statement that follow describe the business that we will consider at the meeting.
We hope that you will be able to attend the meeting via our live webcast. However, regardless of whether you attend the meeting, your vote is very important. We are pleased to again offer multiple options for voting your shares. You may vote by telephone, via the internet, by mail or through our live webcast of the annual meeting, as described in this Proxy Statement.
WILLIAM F. FEEHERY Chief Executive Officer
Thank you for your continued support.
Sincerely,
William F. Feehery
Chief Executive Officer
April 10, 2024
100 Overlook Center, Suite 101, Princeton, NJ 08540

PROXY STATEMENT
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
Summary:

MEETING DATE May 21, 2024	TIME 9:00 a.m. Eastern Time	WEBCAST www.virtualshareholdermeeting.com/CERT2024
The Annual Meeting of Stockholders of Certara, Inc. will be held on Tuesday, May 21, 2024, at 9:00 a.m. Eastern Time. You can attend the annual meeting via the internet, vote your shares electronically and submit your questions during the annual meeting, by visiting www.virtualshareholdermeeting.com/CERT2024. You will need to have your 16-digit control number included in your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to join the annual meeting. We encourage you to allow ample time for online check-in, which will begin at 8:45 a.m. For further information on how to participate in the meeting, please see “Annual Meeting Information.”
The annual meeting will be held to consider and vote upon the following proposals:
PROPOSALS
1	Election of Class I directors;
2	To approve two separate proposals to amend our Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”):
a Amend our Certificate of Incorporation to limit the liability of certain officers of Certara as permitted pursuant to the Delaware General Corporation Law; and
b. Amend our Certificate of Incorporation to make certain technical changes, including to remove inoperative provisions related to our former majority stockholder and other immaterial changes;
3	Ratification of the appointment of independent registered public accounting firm for the fiscal year ending December 31, 2024; and
4	To conduct a non-binding advisory vote to approve the compensation of our named executive officers.
This Proxy Statement and accompanying proxy card are first being made available on or about April 10, 2024. Only stockholders of record on March 28, 2024, may vote during the meeting. A list of these stockholders will be open for examination by any stockholder for any purposes germane to the 2024 Annual Meeting for a period of 10 days prior to the meeting by contacting our Investor Relations department at ir@certara.com and during the 2024 Annual Meeting at www.virtualshareholdermeeting.com/CERT2024.
Please note that if you held common stock on March 28, 2024, in “street name” (that is, through a broker, bank or other nominee), you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, bank or other nominee how to vote your shares. You will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of common stock voted.
Your vote is important to us. Even if you plan on participating in the annual meeting virtually, we recommend that you vote as soon as possible by telephone, by internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.
Sincerely,
Richard M. Traynor
Senior Vice President, General Counsel, and Secretary
Princeton, New Jersey
April 10, 2024
100 Overlook Center, Suite 101, Princeton, NJ 08540

Proxy Statement Summary	1
Voting Matters and Board Recommendations	1
Voting Methods	1
Company Overview	2
Director Nominees	2
Annual Meeting Information	3
Proxy Statement Materials	3
Frequently Asked Questions About the Annual Meeting	3
Board and Governance Practices	9
Overview	9
Corporate Governance Guidelines	9
Director Independence	9
Our Board of Directors	9
Background and Experience of Directors	10
Board Leadership Structure	11
Board Self-Assessment	11
Board Meetings	12
Risk Oversight	12
Sustainability	12
Board Diversity	13
Policy on Hedging and Pledging	13
Clawback Policy	14
Board Committees	14
Succession Planning	16
Compensation Committee Interlocks and Insider Participation	17
Code of Conduct	17
Stock Ownership Requirements	17
Communications With Our Board	17
Director Compensation	18
Proposal 1 — Election of Class I Directors	21
Votes Required For Approval	21
Nominees For Election For a Three-Year Term Expiring at the 2027 Annual Meeting	22
Continuing Directors in Office for a Term Expiring at the 2025 Annual Meeting	24
Continuing Directors in Office for a Term Expiring at the 2026 Annual Meeting	25
Proposals 2A and 2B — Approval of Amendments to Our Amended and Restated Certificate of Incorporation	27
Proposal 2A — Approval of Amendments to Our Amended and Restated Certificate of Incorporation to Include Officer Exculpation	27
Proposal 2B — Approval of Amendments to Our Amended and Restated Certificate of Incorporation to Eliminate Outdated Language and Make Certain Technical Changes	28
Proposal 3 — Ratification of the Selection of Our Independent Registered Public Accounting Firm	29

PROXY STATEMENT SUMMARY
This summary highlights selected information in the proxy statement. Please review the entire proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, before voting.
VOTING MATTERS AND BOARD RECOMMENDATIONS

Voting Matters — 2024 Proposals	Board Recommends:
Proposal 1: Election of Class I directors.	FOR each nominee

Proposals 2a and 2b:
To approve two separate proposals to amend our Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) :
a.
Amend our Certificate of Incorporation to limit the liability of certain officers of Certara as permitted pursuant to the Delaware General Corporation Law; and

b.
Amend our Certificate of Incorporation to make certain technical changes, including to remove inoperative provisions related to our former majority stockholder and other immaterial changes;

FOR
FOR
Proposal 3: Ratification of the appointment of independent registered public accounting firm for the fiscal year ending December 31, 2024.	FOR
Proposal 4: To conduct a non-binding advisory vote to approve the compensation of our named executive officers.	FOR
VOTING METHODS

INTERNET Visit www.proxyvote.com. You will need the 16-digit number included in your proxy card, voting instruction form or notice.
TELEPHONE Call 1-800-690-6903 or the number on your voting instruction form. You will need the 16-digit number included in your proxy card, voting instruction form or notice.
MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope.

VIA WEBCAST DURING THE ANNUAL MEETING
Visit www.virtualshareholdermeeting.com/CERT2024. You will need the 16-digit number shown on your proxy card, voting instruction form, or notice. Online access begins at 8:45 a.m. Eastern Time.

2024 PROXY STATEMENT   |   1

PROXY STATEMENT SUMMARY
COMPANY OVERVIEW

Certara, Inc., incorporated on June 27, 2017, is a Delaware corporation, with its executive offices located at 100 Overlook Center, Suite 101, Princeton, NJ 08540. In this Proxy Statement the words “Certara,” “Company,” “we,” “us,” or “our” refer to Certara, Inc. and include all of its consolidated subsidiaries, unless otherwise indicated or the context requires otherwise. References to “the Board” refer to our Board of Directors. Our common stock is listed on The Nasdaq Global Select Market (“Nasdaq”) under the symbol “CERT.”
Certara delivers software products and technology-driven services to our customers to efficiently carry out and realize the full benefits of biosimulation in drug discovery, preclinical and clinical research, regulatory submissions and market access. We are a global leader in biosimulation, and the Company’s biosimulation software and technology-driven services help optimize, streamline, or even waive certain clinical trials to accelerate drug development programs, reduce costs, and increase the probability of success. Our software and services are underpinned by technologies such as natural language processing, deep learning (artificial intelligence) and Bayesian analytics. When combined, these solutions allow us to offer customers end-to-end support across the entire product life cycle.
DIRECTOR NOMINEES

The Board has nominated the following as three Class I director candidates:
James Cashman III
Nancy Killefer
David Spaight
The director candidates have been nominated for a three-year term to expire at the 2027 annual meeting of the Company’s stockholders and once their successors have been duly elected and qualified. Detailed information about each nominee’s background, skills and qualifications can be found under “Proposal 1 — Election of Directors.”

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PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2024
ANNUAL MEETING INFORMATION
PROXY STATEMENT MATERIALS

These proxy materials are being provided in connection with the solicitation of proxies by our Board of Directors for the annual meeting of stockholders, which will be conducted via live webcast on Tuesday, May 21, 2024, at 9:00 a.m. Eastern Time. You can attend the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/CERT2024. This Proxy Statement and accompanying proxy card are first being made available on or about April 10, 2024. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including audited financial statements, is being sent simultaneously with this Proxy Statement to each stockholder who requested paper copies of these materials and will also be available at www.proxyvote.com. Unless otherwise indicated, references to “2023,” the “2023 fiscal year” and the “year ended December 31, 2023” refer to our fiscal year ended on December 31, 2023.
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

When and where is the annual meeting held?
The annual meeting will be held on Tuesday, May 21, 2024, at 9:00 a.m. Eastern Time. Our 2024 Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively by webcast.
How do I attend the annual meeting?
You will be able to attend the 2024 Annual Meeting, vote your shares electronically and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/CERT2024. You will be able to attend the 2024 Annual Meeting from any location with internet connectivity. You will not be able to attend the annual meeting in person.
Who may vote during the annual meeting?
You may vote if you owned shares of our common stock as of March 28, 2024, which is the record date for our annual meeting. You are entitled to one vote on each matter presented at the annual meeting for each share of common stock that you owned on that date. As of March 28, 2024, we had 159,976,402 shares of common stock outstanding (not including treasury shares).
Are all of the Company’s directors standing for election at the 2024 Annual Meeting?
No, only our Class I directors are standing for re-election at this time. Our Class II directors will stand for election in 2025, and our Class III directors will stand for election in 2026.
How do stockholders participate in the virtual meeting?
To participate in the meeting, you must have your 16-digit number that is shown on your Notice of Internet Availability of Proxy Materials (the “Notice”) or on your proxy card if you elected to receive proxy materials by mail. You may access the annual meeting by visiting www.virtualshareholdermeeting.com/CERT2024. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number provided on the virtual meeting login page.

2024 PROXY STATEMENT   |   3

ANNUAL MEETING INFORMATION
Will stockholders be able to participate in the virtual meeting on the same basis stockholders would be able to participate in an in-person annual meeting?
The virtual meeting format for the annual meeting will enable full and equal participation by all our stockholders from any place in the world that has internet connection at little to no cost.
We designed the format of the virtual meeting to ensure that stockholders who attend our annual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We will take the following steps to ensure such an experience by:
▪
providing stockholders with the ability to submit appropriate questions in advance of the meeting to ensure thoughtful responses from management and the Board of Directors;

▪
providing stockholders with the ability to submit appropriate questions real-time via the meeting website; and

▪
answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered to be the stockholder of record with respect to those shares, and we have sent the Notice directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote during the live webcast of the annual meeting.
Beneficial Owner.   If your shares are held in a stock brokerage account or by a bank or other intermediary, you are considered to be the beneficial owner of shares held in “street name,” and the Notice has been forwarded to you by your bank, broker, or other nominee (which is considered to be the stockholder of record with respect to those shares). As a beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote. Your bank, broker, or other nominee has sent you a voting instruction form for you to use in directing the bank, broker, or other nominee regarding how to vote your shares. However, since you are not the stockholder of record, you may not vote these shares during the live webcast of the annual meeting.
How do I vote?
If you plan to attend the annual meeting, you may vote and submit questions while attending the meeting via live webcast. You will need your 16-digit number that is shown on your Notice or your proxy card (if you received a printed copy of the proxy materials) in order to be able to enter the meeting. Shares held in your name as the stockholder of record may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/CERT2024 during the meeting.
If your common stock is held in your name, there are three ways for you to vote by proxy:
▪
If you received a paper copy of the proxy materials by mail, mail the completed proxy card in the enclosed return envelope;

▪
Call 1-800-690-6903; or

▪
Log on to the internet at www.proxyvote.com and follow the instructions at that site. The website address for internet voting is also provided on your Notice.

Telephone and internet voting will close at 11:59 p.m. Eastern Time on May 20, 2024. Proxies submitted by mail must be received prior to the meeting. Unless you indicate otherwise on your proxy card, the persons named as your proxies will vote your common stock:
▪
FOR the election of each of the Class I Directors (Proposal 1).

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ANNUAL MEETING INFORMATION
▪
FOR the approval of two separate proposals to amend our Certificate of Incorporation

-
Amend our Certificate of Incorporation to limit the liability of certain officers of Certara as permitted pursuant to the Delaware General Corporation Law (Proposal 2a)

-
Amend our Certificate of Incorporation to make certain technical changes, including to remove inoperative provisions related to our former majority stockholder and other immaterial changes (Proposal 2b)

▪
FOR the ratification of the appointment of independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 3).

▪
FOR the approval, on an advisory basis, of the compensation of our named executive officers (Proposal 4).

If your common stock is held in the name of your broker, bank or other nominee, then you should receive separate instructions from the holder of your common stock describing how to vote your common stock.
Even if you plan to attend the annual meeting via live webcast, we recommend that you vote your common stock in advance as described above so that your vote will be counted if you later decide not to participate in the virtual meeting.
Can my broker vote my shares without instructions from me?
If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you must instruct them how to vote your shares. Please use the voting instruction form provided to you by your brokerage firm, bank, broker-dealer or other similar organization to direct them how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the brokerage firm, bank, broker-dealer or other similar organization can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.
If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, your brokerage firm, bank, broker-dealer or other similar organization has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3), even if the brokerage firm, bank, broker-dealer or other similar organization does not receive voting instructions from you. However, your brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote on the election of directors (Proposal 1), the amendments to our Amended and Restated Certificate of Incorporation (Proposals 2a and 2b) and the advisory vote with respect to compensation of our named executive officers (Proposal 4) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.
How is a quorum determined?
Holders of record of a majority of the voting power of the issued and outstanding shares of capital stock of the Company entitled to vote at the annual meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business at the meeting. Shares that vote with respect to at least one proposal to be considered at the annual meeting, votes to “Withhold” authority on the election of directors, and votes to “Abstain,” broker votes and broker non-votes (only when accompanied by broker votes with respect to at least one matter at the meeting) are counted as present and entitled to vote for purposes of determining a meeting quorum. No business may be conducted at the annual meeting if a quorum is not present. Stockholders attending the meeting through the live webcast will be considered present for the purposes of determining a meeting quorum. If a quorum is not present by attendance at the annual meeting or represented by proxy, the

2024 PROXY STATEMENT   |   5

ANNUAL MEETING INFORMATION
stockholders present by attendance at the meeting or by proxy may adjourn the meeting, until a quorum is present. If a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.
What are the voting requirements to approve each of the proposals?
PROPOSALS		VOTE REQUIRED	BROKER DISCRETIONARY VOTING ALLOWED
1	Election of Class I directors.	Plurality of votes cast for each director nominee (the nominees receiving the most “FOR” votes)	No
2a and 2b
To approve two separate proposals to amend our Certificate of Incorporation:
a.   Amend our Certificate of Incorporation to limit the liability of certain officers of Certara as permitted pursuant to the Delaware General Corporation Law; and
b.   Amend our Certificate of Incorporation to make certain technical changes, including to remove inoperative provisions related to our former majority stockholder and other immaterial changes.
		The affirmative vote of the holders of at least 66 2∕3% in voting power of all the then outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class	No
3	Ratification of the appointment of independent registered public accounting firm for the fiscal year ending December 31, 2024.	Majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the matter	Yes
4	To conduct a non-binding advisory vote to approve the compensation of our named executive officers.	Majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the matter	No
With respect to Proposal 1 (Election of Class I Directors), you may vote “For” or “Withhold” with respect to each director nominee. Only votes cast “For” a nominee will be counted in the election of directors. Votes cast to “Withhold” with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. The individuals who receive the highest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. This means that the three nominees receiving the highest number of votes at the annual meeting will be elected, even if these votes do not constitute a majority of the votes cast. Proxies may not be voted for more than three directors and stockholders may not cumulate votes in the election of directors.
With respect to Proposals 2a and 2b (Approval of amendments to our Amended and Restated Certificate of Incorporation to (a) to limit the liability of certain officers of Certara as permitted pursuant to the Delaware General Corporation Law and (b) to make certain technical changes, including to remove inoperative provisions related to our former majority stockholder and other immaterial changes ), you may vote “For,” “Against,” or “Abstain.” The affirmative vote of the holders of at least 66 2/3% in voting power of all the then outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class.

6   |   2024 PROXY STATEMENT

ANNUAL MEETING INFORMATION
With respect to Proposal 3 (Ratification of the appointment of independent registered public accounting firm for the fiscal year ending December 31, 2024), you may vote “For,” “Against,” or “Abstain.” If you abstain from voting on this matter, your shares will be counted as present and entitled to vote on that matter for purposes of establishing a quorum but will not be counted for purposes of determining the number of votes cast. Proposal 3 is the only proposal on which your broker is entitled to vote your shares if no instructions are received from you.
With respect to Proposal 4 (A non-binding advisory vote to approve the compensation of our named executive officers), you may vote for “For,” “Against,” or “Abstain.” This proposal requires the favorable vote of the holders of a majority of the voting power of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the proposal.
Abstentions will not affect the outcome of Proposals 1, 2a, 2b, 3, or 4 because abstentions are not considered votes cast on those proposals.
Where can I find the voting results?
The preliminary voting results will be announced at the 2024 Annual Meeting, and the final voting results will be reported in a Current Report on Form 8-K, which we will file with the U.S. Securities and Exchange Commission (“SEC”) within four business days following the annual meeting.
Can I revoke my proxy?
You can revoke your proxy if your common stock is held in your name by:
▪
Filing written notice of revocation before our annual meeting with our Secretary at the address shown on the front of this Proxy Statement;

▪
Signing a proxy card bearing a later date and delivering it before our annual meeting; or

▪
Attending the live webcast and voting online during the annual meeting.

If your common stock is held in the name of your broker, bank or other nominee, please follow the voting instructions provided by the holder of your common stock regarding how to revoke your voting instruction form.
Who participates in and pays for this proxy solicitation?
Our Board of Directors solicits proxies on our behalf, and we will bear the expense of preparing, printing and mailing this Proxy Statement and the proxies we solicit. Proxies may be solicited by mail, telephone, personal contact and electronic means and may also be solicited by directors and officers in person, by the internet, by telephone or by facsimile transmission, without additional remuneration.
The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of our common stock as of the record date, and we will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by the internet or telephone, or by completing and returning the enclosed proxy card (if you received your proxy materials in the mail), will help to avoid additional expense.
Where can I find our corporate governance materials?
Current copies of our Board’s Corporate Governance Guidelines, Code of Conduct, and the charters for our Audit, Compensation, and Nominating and Corporate Governance Committees are available in the Corporate Governance section of the Investor Relations website at www.ir.certara.com. We are not, however, including the other information contained on or available through our website as a part of, or incorporating such information by reference into, this Proxy Statement.

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ANNUAL MEETING INFORMATION
How do I eliminate paper and duplicative materials?
Internet Availability — Pursuant to rules adopted by the SEC, we are providing access to our proxy materials over the internet. Accordingly, we send a Notice to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
Important Notice — Our 2024 Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available free of charge on our Investors Relations website at www.ir.certara.com. We will provide by mail, without charge, a copy of our 2023 Form 10-K at your request. Please direct all inquiries to our Investor Relations Department at Certara, Inc. at 100 Overlook Center, Suite 101, Princeton, NJ, 08540, or by email at ir@certara.com.
Householding — Householding permits us to mail a single set of proxy materials to any household in which two or more different stockholders reside and are members of the same household or in which one stockholder has multiple accounts. If we household materials for future meetings, then only one copy of our 2023 Form 10-K and proxy statement will be sent to multiple stockholders who share the same address and last name, unless we have received contrary instructions from one or more of those stockholders. In addition, we have been notified that certain intermediaries (i.e., brokers, banks or other nominees) will household proxy materials for the annual meeting. If you wish to receive a separate copy of our 2023 Form 10-K and proxy statement or of future annual reports and proxy statements, you may contact our Investor Relations Department by mail at Certara, Inc., Attention: Investor Relations, 100 Overlook Center, Suite 101, Princeton, NJ, 08540, or (ii) email at ir@certara.com. You can also contact your broker, bank or other nominee to make a similar request. If we did not household your proxy materials for the 2024 Annual Meeting but you would like us to do so in the future, please contact our Investor Relations Department by mail or email as listed above.
Information Not Incorporated by Reference
The Audit Committee Report and the Compensation Committee Report contained herein shall not be deemed to be “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent specifically incorporated by reference therein. In addition, we are not including any information contained on or available through our corporate website or any other website that we may maintain as part of, or incorporating such information by reference into, this Proxy Statement.
Who is our transfer agent?
Broadridge Corporate Issuer Solutions, Inc., or Broadridge, is the transfer agent for the common stock of Certara. Broadridge can be reached at (844) 998-0339 or via email at shareholder@broadridge.com. You should contact Broadridge if you are a registered stockholder and have a question about your account, or if you would like to report a change in your name or address. Broadridge can be contacted as follows:
Regular, Registered or Overnight Mail Broadridge Corporate Issuer Solutions, Inc. Attention: Interactive Workflow System 1155 Long Island Avenue Edgewood, NY 11717	Telephone Inquiries: Domestic Shareowners: (844) 998-0339 or TTY for hearing impaired: (855) 627-5080 International Shareowners: (303) 562-9304 or TTY for hearing impaired: (720) 399-2074
Website: www.shareholder.broadridge.com

8   |   2024 PROXY STATEMENT

BOARD AND GOVERNANCE PRACTICES
OVERVIEW

The following section provides an overview of our Board of Directors and corporate governance practices. We have taken several actions to be responsive to stockholder feedback, including expanding our stockholder outreach efforts and enhancing our proxy disclosure to provide greater transparency to our stockholders.
CORPORATE GOVERNANCE GUIDELINES

Our Board of Directors has adopted corporate governance guidelines, which describe the principles and practices that the Board will follow in carrying out its responsibilities. These guidelines cover a number of areas, including the role and responsibilities, size and composition of the Board, independence of directors, selection of chairperson of the Board and chief executive officer, conflicts of interest, change in present job responsibility, director orientation and continuing education, lead director, term limits, retirement age, Board meetings, Board committees, expectations of directors, management succession planning, evaluation of Board performance, Board compensation, communications with stockholders, implementation of stockholder agreements, and communications with non- management directors. A copy of our corporate governance guidelines is available on our website at www.certara.com under “Investors — Corporate Governance — Documents & Charters.”
DIRECTOR INDEPENDENCE

Pursuant to the corporate governance listing standards of the Nasdaq, a director employed by us cannot be deemed an “independent director.” Each other director will qualify as “independent” only if our Board affirmatively determines that he or she has no material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship.
Our Board has affirmatively determined that each of our directors, other than Dr. Feehery, qualifies as “independent” in accordance with the Nasdaq rules and applicable rules and regulations of the SEC. In making its determination, our Board considered and reviewed all information known to it (including information identified through directors’ questionnaires).
OUR BOARD OF DIRECTORS

Our Amended and Restated Certificate of Incorporation provides that, subject to the right of holders of any series of preferred stock, the Board will be divided into three classes of directors, with the classes to be as nearly equal in number as possible, and with the directors serving staggered three-year terms, with only one class of directors being elected at each annual meeting of stockholders.
CLASS	DIRECTORS	TERM EXPIRES
I	J. Cashman	2024
	N. Killefer	2024
	D. Spaight	2024
II	E. Broshy	2025
	C. Collins	2025
	M. Walsh	2025
III	R. Crane	2026
	W. Feehery	2026
	S. McLean	2026

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BOARD AND GOVERNANCE PRACTICES
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, subject to any rights of holders of preferred stock to elect additional directors under specified circumstances, the number of directors will be fixed from time to time exclusively pursuant to a resolution adopted by the Board. The number of directors currently fixed by the Board is nine.
On November 3, 2022, EQT Avatar Parent, L.P. (“EQT”) entered into an agreement to sell its shares of the Company’s common stock to Arsenal Saturn Holdings LP, an affiliate of Arsenal Capital Partners (together with certain of its affiliated investment funds, “Arsenal”). In connection with the EQT/Arsenal transaction, the Company and Arsenal entered into a stockholder agreement (the “Stockholder Agreement”), dated November 3, 2022. Pursuant to the Stockholder Agreement, Arsenal has the right to nominate two directors to our Board until the latest of: (i) from the closing date of the EQT/Arsenal transaction until the two-year anniversary thereof, for so long as Arsenal continues to own 100% of the shares Arsenal purchased in connection with the transaction, (ii) after the two-year anniversary of the closing date of the transaction, for so long as Arsenal beneficially owns at least 12% of the total number of Adjusted Shares Outstanding (as defined in and calculated by the Stockholders Agreement) and (iii) from the closing date of the transaction until the five-year anniversary thereof, for so long as Arsenal continues to own 100% of the shares Arsenal purchased in connection with the transaction, as such number of shares may be adjusted from time to time for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar changes in the Company’s capitalization. Arsenal’s right to nominate two directors to our Board will be reduced to the right to nominate one director to our Board if Arsenal beneficially owns at least 6%, but less than 12%, of the total number of adjusted shares outstanding. Any individual designated by Arsenal to be nominated to our Board (any individual so designated, an “Arsenal Director Nominee”) must be (i) a full-time senior employee of Arsenal Capital Management LP or its affiliates, such as an investment partner, a senior partner or an operating partner, or (ii) another individual that Arsenal reasonably believes is appropriately qualified to serve as a director on the board of a public company, provided that the designation of any individual pursuant to clause (ii) is subject to the consent of the Board (excluding any Arsenal Director Nominees), acting in its sole discretion. See “Certain Relationships and Related Party Transactions — Stockholders Agreement.”
Pursuant to the Stockholders Agreement, for so long as Arsenal has the right to nominate any persons to our Board, we must include the Arsenal nominee on the slate that is included in our proxy statements relating to the election of directors of the class to which such persons belong and provide the highest level of support for the election of each such person as we provide to any other individual standing for election as a director, and we must include on the slate that is included in our proxy statement relating to the election of directors only the Arsenal Director Nominee and the other nominees (if any) nominated by the Nominating and Corporate Governance Committee of our Board. In addition, Arsenal will agree with the Company to vote in favor of the Company slate that is included in our proxy statement. As long as the Board is classified, the Arsenal Director Nominees shall be Class I and Class III directors, as designated by Arsenal.
In the event that an Arsenal Director Nominee ceases to serve as a director for any reason (other than the failure of our stockholders to elect such individual as a director), Arsenal is entitled to appoint another nominee to fill the resulting vacancy.
Following the closing of the EQT/Arsenal transaction, Arsenal designated, and the Company appointed Stephen McLean to continue to serve on the Board as a Class III director, and David Spaight to serve on the Board as a Class I director.
BACKGROUND AND EXPERIENCE OF DIRECTORS

When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. In addition, the Nominating and Corporate Governance Committee takes into account a candidate’s ability to contribute to the diversity of background and experience represented on the Board. We believe that our directors provide an appropriate mix

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of experience and skills relevant to the size and nature of our business. Once appointed, directors serve until their term expires, they resign, or they are removed by the stockholders.
AREAS OF EXPERTISE/LEADERSHIP QUALITIES	TOTAL MEMBERS
EXECUTIVE LEADERSHIP
CEO Experience	6
CFO Experience	2
CTO/R&D Experience	2
COO Experience	1
INDUSTRY BACKGROUND
Pharmaceutical/Biotech	6
Pharma Services/Tech	4
Technology (IT/Software/Cybersecurity)	4
SKILLS
Mergers and Acquisitions	8
Investor Relations	8
Sales & Marketing	7
Operations	7
Corporate Governance/Ethics	7
Financial/Audit & Risk	6
Human Capital Management/Compensation	6
Global/International Business	4
Technology (IT/Software/Cybersecurity)	3
Science/R&D	2
BOARD LEADERSHIP STRUCTURE

Our Board has no policy with respect to the separation of the offices of chief executive officer and chairperson of the Board. It is the Board’s view that rather than having a rigid policy, the Board, upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate. It is the policy of our Board that whenever the chairperson of the Board is also the chief executive officer or is a director who does not otherwise qualify as an “independent director,” the independent directors will elect from among themselves a lead director of the Board.
Currently, our leadership structure separates the offices of chief executive officer and chairperson of the board with Dr. Feehery serving as our chief executive officer and Mr. Cashman serving as chairperson of the board. We believe this is appropriate as it provides Dr. Feehery with the ability to focus on our day-to-day operations while allowing Mr. Cashman to lead our Board in its fundamental role of providing advice to and oversight of management.
BOARD SELF-ASSESSMENT

The Board conducts an annual self-assessment to determine whether the Board and its committees are functioning effectively. Among other things, the Board’s self-assessment seeks input from the directors on whether they have the tools and access necessary to perform their oversight function as well as suggestions for improvement of the Board’s functioning. In addition, our Audit Committee, Compensation Committee, and

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BOARD AND GOVERNANCE PRACTICES
Nominating and Corporate Governance Committee each conduct their own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.
BOARD MEETINGS

The Board met eight times during the fiscal year that ended December 31, 2023. Each of the directors who were on the Board during the 2023 fiscal year attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he or she served that were held during the time he or she served. We encourage our Board to attend annual meetings of our stockholders. All of our then-current directors attended the 2023 annual meeting.
RISK OVERSIGHT

Our Board has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight primarily through regular reporting by the Audit Committee.
THE PURPOSE OF THE AUDIT COMMITTEE IS TO ASSIST THE BOARD IN FULFILLING FIDUCIARY OVERSIGHT RESPONSIBILITIES RELATING TO:

The quality and integrity of our financial statements, including oversight of our accounting and financial reporting processes, internal controls and financial statement audits.	Our compliance with legal and regulatory requirements.	Our independent registered public accounting firm’s qualifications, performance and independence.

Our corporate compliance program, including our Code of Conduct policy and Anti- Corruption Compliance Policy, and investigating possible violations thereunder.	Our risk management policies and procedures, including those related to data privacy and cybersecurity.	The performance of our internal audit function.
Through its regular meetings with management, including the finance, legal, and IT functions, the Audit Committee reviews and discusses all significant areas of our business and summarizes for the Board all areas of risk and the appropriate mitigating factors. Our Compensation Committee considers risks related to employee policies and practices, and our Nominating and Corporate Governance Committee assists with the investigation of any matters of interest or concerns, as well as management’s ESG efforts and the Company’s ESG strategy generally. In addition, our Board receives periodic detailed operating performance reviews from management.
SUSTAINABILITY

Certara is committed to understanding, monitoring and managing our social, environmental and economic impact to support sustainable development. This sense of corporate social responsibility manifests itself in several ways, including:

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▪
Conducting our business in a responsible, honest, and ethical manner.

▪
Acting as responsible stewards of the environment.

▪
Ensuring a safe and healthy working environment for our employees.

▪
Supporting universal human rights.

▪
Respecting and supporting the diverse cultures and individuals that form our Company.

Our Board, through the Nominating and Corporate Governance Committee, is ultimately responsible for our environmental, social and governance (“ESG”) strategy.
For more details, we refer you to our 2022 Supplement to our 2021 Sustainability Report (as updated from time to time), available under the Corporate Governance section of our Investor Relations website (ir.certara.com). Neither the report, nor website are incorporated herein by reference.
BOARD DIVERSITY

In accordance with Nasdaq Rule 5606, the below chart provides information on each of our director’s voluntary, self-identified characteristics and reflects compliance with Nasdaq Rule 5605(f)(3) by having at least one director who identifies as female.
BOARD DIVERSITY MATRIX (AS OF MARCH 15, 2024)
Board Size:
Total Number of Directors	9
Gender:	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	4	—	2
Demographic Information:
White	3	4	—
Did Not Disclose Demographic Background	2
BOARD DIVERSITY MATRIX (AS OF MARCH 15, 2023)
Board Size:
Total Number of Directors	9
Gender:	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	4	—	2
Demographic Information:
White	3	4	—
Did Not Disclose Demographic Background	2
POLICY ON HEDGING AND PLEDGING

The Company recognizes that hedging against losses in Company stock is not appropriate or acceptable trading activity for individuals employed by or serving the Company. We have incorporated prohibitions on various hedging activities within our insider trading policy, which policy applies to directors, officers, employees, and other Company insiders. The policy prohibits all such directors, officers, employees and other Company insiders

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from trading in options, warrants, puts and calls or similar instruments on the Company’s securities and from selling such securities “short” (i.e., selling stock that is not owned and borrowing the shares to make delivery). Such parties are also prohibited from engaging in any transactions (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of the Company’s equity securities.
CLAWBACK POLICY

In accordance with the applicable rules of Nasdaq, Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), the Board of Certara adopted the Certara, Inc. Incentive Compensation Clawback Policy (the “clawback policy”)to provide for the recovery of certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements. The clawback policy applies to the Company’s current and former executive officers, as determined by the Board, and other employees who may from time to time to be deemed subject to the clawback policy by the Board by notice to such employees (“Covered Executives”). In the event of an accounting restatement of Certara’s financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, the Board will require reimbursement or forfeiture of any excess Incentive Compensation (as defined in the 2020 Incentive Plan) received by any Covered Executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement.
BOARD COMMITTEES

The standing committees of our Board consist of an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our chief executive officer and other executive officers regularly report to the non-executive directors and the Audit, Compensation, and Nominating and Corporate Governance Committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of our Board provides appropriate risk oversight of our activities.
AUDIT COMMITTEE
Members:
Matthew Walsh (Chair)
Cynthia Collins
Eran Broshy
Meetings Held:
During the fiscal year ended December 31, 2023, nine meetings were held.
Purpose:
The purpose of our Audit Committee is to:
▪
assist our Board in (i) its oversight and monitoring of the quality and integrity of our financial statements, including oversight of our accounting and financial reporting processes, internal controls and financial statement audits, (ii) its oversight of our compliance with legal and regulatory requirements, (iii) assessing our independent registered public accounting firm’s qualifications, performance and independence, (iv) assessing the performance of our internal audit function, and (v) review and discuss any fraud involving management and other employees;

▪
appoint, compensate, retain, oversee and terminate the Company’s independent registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm;

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▪
conduct and review with the Board an annual self-assessment of the Audit Committee;

▪
prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement;

▪
review and reassess the Audit Committee charter at least annually;

▪
report to the Board on a regular basis; and

▪
oversee corporate risks, including IT security controls, cybersecurity, and provide periodic updates to the Board on such oversight activities.

Our Board has determined that each member of the Audit Committee is “independent” within the meaning of the rules of both the Nasdaq corporate governance standards and independence requirements of Rule 10A-3 of the Exchange Act. Our Board has also determined that Mr. Walsh qualifies as an “audit committee financial expert” within the meaning of the rules of the SEC.
Our Audit Committee charter is available on our website at www.certara.com under Investors — Corporate Governance — Documents & Charters. A copy may be obtained by writing to Certara, Inc., 100 Overlook Center, Suite 101, Princeton, NJ 08540, Attention: Secretary.
COMPENSATION COMMITTEE
Members:
Nancy Killefer (Chair)
James Cashman III
Rosemary Crane
David Spaight
Meetings Held:
During the fiscal year ended December 31, 2023, ten meetings were held.
Purpose:
The purpose of the Compensation Committee is to:
▪
establish and review our compensation philosophy;

▪
review and approve annual goals and objectives of our chief executive officer and other executive officers who are required to file reports with the SEC under Section 16 of the Exchange Act; evaluate the executive officers’ performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation;

▪
approve any new equity compensation plan or material changes to existing plans;

▪
oversee the activities of our incentive and equity-based compensation plans;

▪
determine the components and amount of director compensation;

▪
monitor the regulatory compliance with respect to compensation matters;

▪
review and approve any stock ownership guidelines for directors and executive officers and any “clawback” policy and monitor compliance;

▪
determine and approve any employment or service-related contracts or transaction involving current or former directors or executive officers and any related compensation, including consulting arrangements, employment contracts, severance or termination arrangements; and

▪
prepare the compensation committee report required to be included in our proxy statement under the rules and regulations of the SEC.

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BOARD AND GOVERNANCE PRACTICES
All of the members of the Compensation Committee are independent under applicable rules and regulations of the SEC and the Nasdaq.
Our Compensation Committee charter is available on our website at www.certara.com under Investors — Corporate Governance — Documents & Charters. A copy may be obtained by writing to Certara, Inc., 100 Overlook Center, Suite 101, Princeton, NJ 08540, Attention: Secretary.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Members:
Eran Broshy (Chair)
James Cashman III
Nancy Killefer
Stephen McLean
Meetings Held:
During the fiscal year ended December 31, 2023, seven meetings were held.
Purpose:
The purpose of our Nominating and Corporate Governance Committee is to:
▪
identify individuals qualified to become new Board members, consistent with criteria approved by the Board;

▪
review the qualifications of incumbent directors to determine whether to recommend them for reelection and select, or recommend that the Board select, the director nominees for the next annual meeting of stockholders;

▪
identify Board members qualified to fill vacancies on any committee of the Board and recommend that the Board appoint the identified member or members to the applicable committee;

▪
review our corporate governance principles and recommending changes thereto to the Board;

▪
oversee the Company’s ESG programs and strategy;

▪
oversee the evaluation of the Board and committees of the Board and succession planning for the Board; and

▪
oversee the evaluation of the Board and management and handling such other matters that are specifically delegated to the committee by the Board from time to time.

All of the members of the Nominating and Corporate Governance Committee are independent under applicable rules and regulations of the SEC and the Nasdaq.
Our Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our website at www.certara.com under Investors — Corporate Governance — Documents & Charters. A copy may be obtained by writing to Certara, Inc., 100 Overlook Center, Suite 101, Princeton, NJ 08540, Attention: Secretary.
SUCCESSION PLANNING

Our Compensation Committee is responsible for overseeing and managing the management succession planning process. Our Committee periodically (at least annually) reviews management succession plans with respect to the chief executive officer and other executive officers and provides updates on the succession plans to the full Board for its consideration. These plans include planning in the event of an emergency or retirement.

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BOARD AND GOVERNANCE PRACTICES
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Compensation decisions are made by our Compensation Committee. None of our current or former executive officers or employees currently serves, or has served during our last completed fiscal year as a member of our Compensation Committee and, during that period, none of our executive officers served as a member of the compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served as a member of our Board.
We have entered into certain indemnification agreements with our directors and officers and are party to certain transactions with Arsenal as described in “Certain Relationships and Related Party Transactions — Registration Rights Agreement,” “— Stockholders Agreement,” and “— Indemnification of Directors and Officers,” respectively.
CODE OF CONDUCT

We have adopted a Code of Conduct Policy (the “Code of Conduct”) applicable to all employees, executive officers, and directors that addresses legal and ethical issues that may be encountered in carrying out their duties and responsibilities, including the requirement to report any conduct they believe to be a violation of our Code of Conduct. Our Code of Conduct is available on our website, www.certara.com. The information available on or through our website is not part of this Proxy Statement. If we ever amend or waive any provision of our Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, or any person performing similar functions, we intend to satisfy our disclosure obligations with respect to any such waiver or amendment by posting the information on our internet website set forth above rather than by filing a Form 8-K.
STOCK OWNERSHIP REQUIREMENTS

In order to further align the interests of our Board members with the interests of our stockholders, the Board has adopted director stock ownership guidelines for non-employee directors.
Each non-employee director that receives a cash and/or stock retainer for their service as a director has a target minimum common stock ownership requirement of five times the value of the annual cash retainer (excluding committee retainers) paid by us to the non-employee director pursuant to our then current director compensation plan. Non-employee directors are expected to meet this minimum target within five years of becoming subject to the ownership guidelines. Following the five-year transition period, until the target minimum level is achieved, non-employee directors subject to the guidelines will be expected to retain not less than 100% of the number of shares of Qualifying Stock (as defined in the stock ownership guidelines) awarded to him or her under the Company’s equity incentive plans, subject to limited exceptions.
COMMUNICATIONS WITH OUR BOARD

Stockholders and other interested parties may write to our Board, the chairman of any of the Audit, the Compensation, the Nominating and Corporate Governance Committees, or to our independent directors as a group at Certara, Inc., c/o General Counsel, 100 Overlook Center, Suite 101, Princeton, NJ 08540. The Board considers stockholder questions and comments to be important and will endeavor to respond promptly and appropriately, even though the Board may not be able to respond to all stockholder inquiries directly.
Our Board has developed a process to assist with managing inquiries and communications. The General Counsel will review and compile any stockholder communications and may summarize such communications prior to forwarding to the appropriate party. The General Counsel will not forward communications that are not relevant to the duties and responsibilities of the Board and are more appropriately addressed by management, including spam, junk mail and mass mailings, product or service inquiries, new product or service suggestions, resumes

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or other forms of job inquiries, opinion surveys and polls, business solicitations or advertisements, or other frivolous communications.
DIRECTOR COMPENSATION

The following table describes the components of our non-management directors’ compensation program in effect during the fiscal year ended December 31, 2023, which were established based on peer benchmarking:
COMPENSATION ELEMENT(1)	COMPENSATION(3)
Annual Cash Retainer Fee for the Chairman	$125,000
Annual Cash Retainer for Each Other Non-Employee Director (pro-rated for any partial year of services)	$50,000
Annual Equity Retainer(2)	$200,000
ANNUAL CASH RETAINER FEES:
Audit Committee (Chair)	$20,000
Audit Committee (Member)	$10,000
Compensation Committee (Chair)	$15,000
Compensation Committee (Member)	$7,500
Nominating and Corporate Governance Committee (Chair)	$10,000
Nominating and Corporate Governance Committee (Member)	$5,000

(1)
A director who is also a Company employee receives no compensation for serving as a director.

(2)
Each non-employee director (other than Messrs. McLean and Spaight) receives an annual grant of RSUs, which, for 2023, was determined by dividing the approved value of the award by the volume-weighted average stock price for the Company (the “VWAP”) for the 60 trading days prior to the date of the annual meeting. The RSUs will vest on the earlier of the one-year anniversary of the date of grant or the date of the Company’s next annual stockholder meeting at which time they are settled in stock or, at the Compensation Committee’s election, in cash.

(3)
The director compensation plan permits any non-employee director to waive all or a portion of their compensation under such plan from time to time upon notice to the Board. Messrs. McLean and Spaight have elected to waive their compensation under such plan.

Directors Deferral Plan
Our Board of Directors has adopted a Directors Deferral Plan. All directors who are not employees of the Company are eligible to participate in the Directors Deferral Plan.
Deferral Elections.   Under the terms of the Directors Deferral Plan, our non-employee directors may elect to defer all or a portion of their annual cash compensation and or all of the Company stock issued upon settlement of their annual RSUs, in each case in 25% increments, in the form of deferred stock units credited to an account maintained by the Company. The number of deferred stock units credited in respect of annual cash compensation is determined by dividing the dollar amount of the deferred cash compensation by the fair market value of a share of the Company’s common stock on the date the cash compensation would otherwise have been paid to the director. Deferred stock units will be awarded from, and subject to the terms of, The Certara, Inc. 2020 Incentive Plan (the “2020 Incentive Plan”).
Each deferred stock unit represents the right to receive a number of shares of our common stock equal to the number of deferred stock units initially credited to the director’s account plus the number of deferred stock units credited as a result of any dividend equivalent rights (to which deferred stock units initially credited to a director’s account are entitled)

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Settlement of Deferred Stock Units.   Directors may elect that settlement of deferred stock units be made or commence on (i) the first business day in a year following the year for which the deferral is made, (ii) following termination of service on our Board of Directors or (iii) the earlier of (i) or (ii). Directors may elect that deferred stock units be settled in a single one-time distribution or in a series of up to 15 annual installments. In addition, deferred stock unit accounts will be settled upon a Change in Control (as defined in the 2020 Incentive Plan) or upon a director’s death.
Administration; Amendment and Termination.   The Directors Deferral Plan is managed by our Compensation Committee. At its discretion, the Compensation Committee, may amend, suspend, or terminate the Directors Deferral Plan. However, no amendment, suspension or termination will reduce any accrued benefit of any Director, except as required to comply with applicable law. The Directors Deferral Plan may be terminated at any time by our Compensation Committee, provided that the termination complies with all legal, tax and other requirements.
Director Compensation Table
The table below summarizes the total compensation paid to or earned by each person who is not an employee of us or any of our parents or subsidiaries during the fiscal year ended December 31, 2023. Directors who are employees of the Company receive no compensation for their service as directors and are not identified in the table below.
Name	Fees Earned or Paid In Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
James Cashman III	137,500	182,010	319,510
Eran Broshy	70,000	182,010	252,010
Cynthia Collins	60,000	182,010	242.010
Rosemary Crane	57,500	182,010	239,510
Nancy Killefer	70,000	182,010	252,010
Stephen McLean(4)	—	—	—
David Spaight(4)	—	—	—
Matthew Walsh	70,000	182,010	252,010

(1)
These amounts represent retainer, committee, Board, and independent director meeting fees earned during the fiscal year ended December 31, 2023. The amounts reported do not include any reasonable out-of-pocket expenses incurred in attending meetings for which the Company reimburses each non-management director.

(2)
This column reflects the grant date fair value of 8,663 RSUs granted on May 23, 2023, to Messrs. Cashman, Broshy, Walsh, Ms. Collins, Ms. Crane and Ms. Killefer as calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. All the grants were determined by dividing $200,000 by the VWAP for the Company for the 60 trading days prior to the date of the grant. The RSUs will vest on the earlier of the one-year anniversary of the date of grant or the date of the Company’s next annual stockholder meeting at which time they are settled in stock or, at the Compensation Committee’s election in cash. The assumptions used by the Company in calculating these amounts are set forth in Note 13 to our financial statements included in our 2023 Form 10-K.

(3)
The total number of RSUs held by each non-employee director as of December 31, 2023 is 8,663 units. Under the Director Deferral Plan, Mr. Cashman has elected to defer his 2021 annual equity award in the amount of 7,059 RSUs until January 2, 2024. Ms. Crane has elected to defer her 2023 annual equity award in the amount of 8,663 RSUs until January 2, 2025 and her 2022 annual equity award in the amount of 9,324 RSUs until she leaves the Board.

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BOARD AND GOVERNANCE PRACTICES
(4)
Messrs. McLean and Spaight and are employees of an Institutional Stockholders (as defined in the Stockholders Agreement, dated as of November 3, 2022) and do not receive a cash and or a stock retainer to serve as a director of the Company.

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PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
Our business and affairs are managed under the direction of our Board. Our Board currently consists of nine directors.
Our Amended and Restated Certificate of Incorporation provides that, subject to the right of holders of any series of preferred stock, our Board will be divided into three classes of directors, with the classes to be as nearly equal in number as possible, and with the directors serving staggered three-year terms, with only one class of directors being elected at each annual meeting of stockholders.
Unless otherwise specified in the proxy, the shares voted pursuant thereto will be cast for each of Mr. Cashman, Ms. Killefer and Mr. Spaight. If, for any reason, at the time of election any of the nominees named should decline or be unable to accept his or her nomination or election, it is intended that such proxy will be voted for a substitute nominee, who would be recommended by our Board. Our Board, however, has no reason to believe that any of the nominees will be unable to serve as a director.
VOTE REQUIRED FOR APPROVAL

Our Amended and Restated Bylaws provide for a plurality voting standard for the election of directors. Under this voting standard, once a quorum has been established, the nominees who receive the highest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. This means that the three nominees receiving the highest number of votes at the 2024 Annual Meeting will be elected, even if these votes do not constitute a majority of the votes cast. Only votes cast “For” a nominee will be counted in the election of directors. Votes that are “Withheld” with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees.

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PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2027 ANNUAL MEETING

We provide below biographical information for each director nominee, including key experience, qualifications and skills such director nominee contributes to the Board in light of our current needs and business priorities.
The Board unanimously recommends that you vote FOR each of the following Class I candidates:
JAMES CASHMAN III Age 70
Director Since: Chairman of the Board since December 1, 2021 and a director since May 2018. Board Committees: ▪ Compensation Committee ▪ Nominating and Corporate Governance Committee
Current Public Company Directorships:
▪
None

Experience and Career Highlights:
Mr. Cashman served as Chairman of the board of directors of ANSYS Inc., an engineering simulation software company, from January 2017 until his retirement in April 2019. Prior to becoming Chairman of ANSYS, he was the Chief Executive Officer and a director of ANSYS from February 2000 to December 2016. Mr. Cashman also previously served on the board of directors of National Instruments Corp., a producer of automated test equipment and virtual instrumentation software.
Qualifications:
We believe Mr. Cashman contributes to our Board of Directors his expertise in the areas of technical, financial, operations and sales management.

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PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
NANCY KILLEFER Age 70
Director Since: August 2021 Board Committees: ▪ Compensation Committee (Chair) ▪ Nominating and Corporate Governance Committee
Current Public Company Directorships:
▪
Cardinal Health, Inc., a distributor of pharmaceuticals, a global manufacturer and distributor of medical and laboratory products, and a provider of performance and data solutions for healthcare facilities.

▪
Meta Platforms, Inc. (f/k/a Facebook, Inc.), builds technologies that help people connect, find communities and grow businesses.

▪
Natura & Company, a manufacturer and supplier of personal care products.

Experience and Career Highlights:
Ms. Killefer spent more than 15 years as a Senior Partner at McKinsey & Company. During that time, she was Director of the Washington, DC office and Managing Partner of the Public Sector Practice. Ms. Killefer left McKinsey & Company for three years in 1997 to serve as Assistant Secretary for Management, Chief Financial Officer, and Chief Operating Officer of the United States Department of the Treasury.
Qualifications:
Ms. Killefer is qualified to serve on our Board of Directors due to her extensive leadership and consulting expertise, and her public-company board experience.

DAVID SPAIGHT Age 65
Director Since: December 2022 Board Committees: ▪ Compensation Committee
Current Public Company Directorships:
None.
Experience and Career Highlights:
Experience and Career Highlights: Mr. Spaight has served as an Operating Partner at Arsenal Capital, a private equity firm, since 2016. He currently serves as Executive Chairman of the board of directors of two private companies, including CellCarta, a provider of specialized research services in the development of immunology and oncology focused drugs; and OncoHealth, Inc., a provider of oncology utilization management and cancer care support services. Mr. Spaight also served as Executive Chairman of the board of directors of BioIVT, LLP, a provider of biospecimens for drug discovery, and Executive Chairman of Accumen, a provider 3D medical image post-processing and technology enabled solutions to optimize clinical laboratories and imaging departments. He previously served as Chairman and CEO of WIL Research, a global contract research organization (CRO), providing preclinical services to the biopharmaceutical industry; President of MDS Pharma Services, a global CRO providing services from early discovery through late-stage clinical trials; and senior executive roles with Fisher Scientific and PerkinElmer. Mr. Spaight also served as Chairman of the Association of Clinical Research Organizations (ACRO) and was a member of the ACRO Board for four years.
Qualifications:
Mr. Spaight contributes to our Board of Directors his insight into the life sciences industry, gained from over 35 years in leadership positions including multiple executive chairman roles.

2024 PROXY STATEMENT   |   23

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
CONTINUING DIRECTORS IN OFFICE FOR A TERM EXPIRING AT THE 2025 ANNUAL MEETING

ERAN BROSHY Age 65
Director Since: July 2022 Board Committees: ▪ Audit Committee ▪ Nominating and Corporate Governance Committee (Chair)
Current Public Company Directorships:
▪
Theravance Biopharma, Inc., a biopharmaceutical company primarily focused on the discovery, development and commercialization of respiratory medicines.

Experience and Career Highlights:
Over the past decade, Mr. Broshy has served as a board director on multiple healthcare boards, and additionally has partnered with select private equity firms (including Providence Equity, Linden, Court Square, Tailwind, and Nordic Capital) to support their healthcare investment efforts. Mr. Broshy previously served for over a decade as the chief executive officer (until 2008) and chairman of the board of directors (until 2010) of inVentiv Health, Inc., a privately held company (and until August 2010, a Nasdaq listed company) that delivers a broad range of clinical and commercialization services to pharmaceutical and life sciences companies globally. Prior to joining inVentiv, Mr. Broshy was a management consultant with The Boston Consulting Group (BCG) for 15 years, including as the partner responsible for BCG’s healthcare practice across the Americas. He also served as president and chief executive officer of Coelacanth Corporation, a privately held biotechnology company. Mr. Broshy currently serves on the board of privately held directors of Theravance Biopharma (Nasdaq: TBPH) and of Thirty Madison, a privately held healthcare company. Within the previous five years Mr. Broshy has also served on the board of directors of Magellan Health and as chairman of the board of directors of Clario (previously ERT) and of DermaRite, both privately held healthcare companies. He currently also serves as a member of the Corporation of the Massachusetts Institute of Technology (“MIT”), as chairman of the American Friends of the Open University of Israel, and on the board of governors of the American Jewish Committee.
Qualifications:
Mr. Broshy’s contributes his insight in the healthcare industry as well as through his finance and capital markets experience.

CYNTHIA COLLINS Age 65
Director Since: August 2021 Board Committees: ▪ Audit Committee
Current Public Company Directorships:
▪
DermTech, Inc., a molecular diagnostic company.

▪
Poseida Therapeutics, Inc., a cell and gene therapy company.

Experience and Career Highlights:
Ms. Collins has been Chief Executive Officer for a number of companies in the pharmaceutical and biotechnology industry. Most recently, she was the Chief Executive Officer and a member of the board of directors of Editas Medicine, Inc., a gene-editing biotechnology company. Prior to that, she was the Chief Executive Officer of Human Longevity, Inc., Gen Vee and Sequoia Pharmaceuticals. Ms. Collins has also held senior management positions at GE Healthcare, Beckman Coulter, and Baxter Healthcare. Ms. Collins also serves on the board of Nutcracker Therapeutics, Inc., a privately held company.
Qualifications:
Ms. Collins is qualified to serve on our Board of Directors due to her extensive experience in the pharmaceutical and biotechnology industry, her leadership and management experience, and her service as a director of other biotechnology companies.

24   |   2024 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
MATTHEW WALSH Age 57
Director Since: August 2020 Board Committees: ▪ Audit Committee (Chair)
Current Public Company Directorships:
None.
Experience and Career Highlights:
Mr. Walsh has served as Executive Vice President and Chief Financial Officer of Organon & Co., a global pharmaceutical business since June 2020. Prior to Organon, he served as Executive Vice President and Chief Financial Officer of Allergan, a publicly traded, global biopharmaceutical company, from 2018 until the sale of the company to Abbvie in 2020. From 2008 to 2018, Mr. Walsh served as Chief Financial Officer of Catalent, a global provider of delivery technologies, development, and manufacturing solutions to the life sciences industry. Before Catalent, from 2006 to 2008, he was President, Chief Financial Officer and Acting Chief Executive Officer at Escala Group, Inc.
Qualifications:
Mr. Walsh contributes deep experience in the pharmaceutical industry, as well as financial and accounting expertise, to our Board of Directors.

CONTINUING DIRECTORS IN OFFICE FOR A TERM EXPIRING AT THE 2026 ANNUAL MEETING

ROSEMARY CRANE Age 64
Director Since: 2022 Board Committees: ▪ Compensation Committee
Current Public Company Directorships:
▪
Tarsus Pharmaceuticals, Inc., a biopharmaceuticals company.

▪
Teva Pharmaceutical Industries Limited, a provider of generics and biopharmaceuticals

Experience and Career Highlights:
Ms. Crane served as President and Chief Executive Officer of MELA Sciences, Inc. from 2013 to 2014. She was Head of Commercialization and a partner at Appletree Partners from 2011 to 2013. From 2008 to 2011, she served as President and Chief Executive Officer of Epocrates Inc. Ms. Crane served in various senior executive positions at Johnson & Johnson from 2002 to 2008, including as Group Chairman, OTC & Nutritional Group from 2006 to 2008, as Group Chairman, Consumer, Specialty Pharmaceuticals and Nutritionals from 2004 to 2006, and as Executive Vice President of Global Marketing for the Pharmaceutical Group from 2002 to 2004. Prior to that, she held various positions at Bristol-Myers Squibb from 1982 to 2002, including as President of U.S. Primary Care and as President of Global Marketing and Consumer Products. Ms. Crane has served on the board of directors of Catalent Pharma Solutions, Inc. from 2018 to January 2024. From 2015 to 2019, she served as Vice Chairman of the Board of Zealand Pharma A/S and from 2017 to March 2019, she served on the board of directors of Edge Therapeutics. Ms. Crane received an M.B.A. from Kent State University and a B.A. in communications and English from the State University of New York.
Qualifications:
Ms. Crane is qualified to serve on our Board of Directors due to her extensive experience in the pharmaceutical industry and her public-company board experience.

2024 PROXY STATEMENT   |   25

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
WILLIAM FEEHERY, PH.D. Age 54
Director Since: 2019 Board Committees: None
Current Public Company Directorships:
▪
West Pharmaceutical Services, Inc., a leading global manufacturer in the design and production of technologically advanced, high-quality, integrated containment and delivery systems for injectable drugs and healthcare products.

Experience and Career Highlights:
Dr. Feehery has served as Chief Executive Officer of Certara since June 2019. He joined Certara from DuPont, where he served since 2013 as President of Industrial Biosciences, a global biotechnology business that experienced significant growth and profitability under his leadership. He started at DuPont in 2002 and served in a number of operating roles in high-growth businesses, and he also has previous experience in venture capital and as a consultant for the Boston Consulting Group. He holds both a Ph.D. in chemical engineering and an MBA from MIT, was a Churchill Scholar at Cambridge University and received his BSE in chemical engineering from the University of Pennsylvania. His doctorate, awarded while he was the recipient of a National Science Foundation Fellowship, involved developing software and mathematical methods for modeling dynamic systems. Dr. Feehery also serves as a trustee of the Winston Churchill Foundation of the United States.
Qualifications:
Dr. Feehery brings to our Board of Directors extensive experience managing global technology businesses, which together with his experience leading the Company as our Chief Executive Officer, makes him well qualified to serve as one of our Directors.

STEPHEN MCLEAN Age 66
Director Since: 2013 Board Committees: ▪ Nominating and Corporate Governance Committee
Current Public Company Directorships:
None
Experience and Career Highlights:
Mr. McLean has served as a Partner at Arsenal Capital Partners, a private equity firm, since 2010. He currently serves on the board of directors of a number of private companies, including WCG Clinical, a clinical services organization to the pharmaceutical industry; CellCarta, a provider of specialized research services in the development of immunology and oncology focused drugs; Accumen, Inc., a provider of technology-enabled solutions to optimize hospital clinical laboratories and imaging departments. Mr. McLean previously served as director of BioIVT, a provider of biospecimens for drug discovery; Lumanity, a provider of services to generate and communicate the value and effectiveness of drugs; TractManager Inc., a provider of contract and spend optimization solutions for hospitals and payers, and MaxHealth a value based provider of medical services in Florida. Prior to Arsenal, Mr. McLean was a co-founder of Merrill Lynch Capital Partners (and successor private equity funds) in 1984. He also has been a co-founder of several private life science and medical information technology companies. Mr. McLean is a co-founder and Chairman of the International Biomedical Research Alliance, a non-profit organization dedicated to training biomedical researchers in collaboration with the National Institutes of Health, Oxford and Cambridge Universities.
Qualifications:
Mr. McLean contributes to our Board of Directors his insight into the healthcare industry, gained from founding, investing in, and serving as a director of multiple healthcare companies as well as his knowledge of finance.

26   |   2024 PROXY STATEMENT

PROPOSALS 2A and 2B — APPROVAL OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
PROPOSAL 2A
AMEND OUR CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF CERTARA AS PERMITTED PURSUANT TO THE DELAWARE GENERAL CORPORATION LAW.

Voting Recommendation:
What am I voting on? Stockholders are being asked to approve an amendment to our Certificate of Incorporation to limit the liability of certain officers of Certara as permitted pursuant to the Delaware General Corporation Law (the “DGCL”)(the “Exculpation Amendment”).

Your Board of Directors recommends a vote FOR approval of the Exculpation Amendment.
The Board desires to amend ARTICLE VII our Certificate of Incorporation to maintain provisions consistent with the governing statutes contained in the DGCL. Previously, Delaware law has permitted Delaware corporations to eliminate or limit directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. Consequently, stockholder plaintiffs have employed a tactic, that would otherwise be exculpated if brought against directors, of bringing certain claims, against individual officers to avoid dismissal of such claims. Section 102(b)(7) was adopted to address this inconsistent treatment between officers and directors and rising litigation and insurance costs for stockholders.
As is currently the case with our directors, this provision would not exculpate officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit, nor would this provision exculpate such officers from liability for claims brought by or in the right of the corporation, such as derivative claims.
The Board believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain top talent. This protection has long been afforded to directors, and accordingly, the Board believes that this proposal, which would extend exculpation to officers, as specifically permitted by the Section 102(b)(7), is fair and in the best interests of the Company and its stockholders. The Exculpation Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer nor is it being proposed in response to any litigation or threat of litigation.
This general description of the proposed Exculpation Amendment is qualified in its entirety by reference to the text of the proposed Amended and Restated Certificate of Incorporation set forth in Appendix A. The full text of the proposed Amended and Restated Certificate of Incorporation set forth in Appendix A is inclusive of the additional changes that would be made in the event that stockholders approve Proposal 2b.
VOTE REQUIRED FOR APPROVAL

Approval of this Proposal 2a requires the affirmative vote of the holders of at least 66 2∕3% in voting power of all the then outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class. The approval of this Proposal 2a is not conditioned upon approval of any other proposal (including Proposal 2b).

2024 PROXY STATEMENT   |   27

PROPOSALS 2A and 2B — APPROVAL OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
PROPOSAL 2B — AMEND OUR CERTIFICATE OF INCORPORATION TO MAKE CERTAIN TECHNICAL CHANGES, INCLUDING TO REMOVE INOPERATIVE PROVISIONS RELATED TO OUR FORMER MAJORITY STOCKHOLDER AND OTHER IMMATERIAL CHANGES.

Voting Recommendation:
What am I voting on? Stockholders are being asked to approve the amendment of our Certificate of Incorporation to make certain technical changes, including to remove inoperative provisions related to our former majority stockholder and other immaterial changes (collectively, the “Technical Amendments”).

Your Board of Directors recommends a vote FOR approval of the Technical Changes Amendment.
The Board desires to amend certain provisions of our Certificate of Incorporation to make certain technical changes, including to remove inoperative provisions related to our former majority stockholder and other immaterial changes.
Prior to our initial public offering in 2020, the majority of our common stock was owned by investment funds affiliated with EQT AB and its affiliates (collectively, “EQT”). Further, Certara was a party to that certain Stockholders Agreement, dated as of December 10, 2020, by and among the Company and certain parties affiliated with (i) EQT and (ii) Arsenal Capital Partners and its affiliates (collectively, “Arsenal”) (the “Stockholders Agreement”), which gave EQT and Arsenal the right to nominate directors to our Board.
EQT subsequently reduced its investment in Certara, and on November 3, 2022, sold its remaining equity stake in Certara to Arsenal (the “EQT Sale”). Following the EQT Sale, (i) EQT ceased to own shares of our outstanding common stock, (ii) EQT’s right to designate nominees to our Board terminated, (iii) the Stockholders Agreement was terminated, and (iv) we entered into a new stockholders agreement with Arsenal, effective December 8, 2022, which, among other things, grants certain conditional rights to Arsenal to nominate up to two directors to our Board.
In light of the foregoing, certain provisions of our Certificate of Incorporation that relate to EQT, as well as other provisions adopted in connection with our 2020 initial public offering, have since become inoperative. The Board desires to eliminate such provisions, and include references to the rights of Arsenal pursuant to the Arsenal Agreement. The full text of the proposed changes to our Certificate of Incorporation (inclusive of the additional changes to Article VII that would be made in the event that stockholders approve Proposal 2a) is set forth in Appendix A.
In general, the provisions of our Certificate of Incorporation that would be revised if Proposal 2b is approved are as follows:
▪
deletion of references to EQT’s rights as a beneficial owner of our outstanding common stock pursuant to the Stockholders Agreement (Articles V.A., V.B., VI.A., VI.B., VI.C., VIII.A., VIII.B., IX.A., IX.B., IX.E., and X.C.);

▪
deletion of references to our initial public offering (Article VI.A.); and

▪
addition of references to Arsenal Agreement (Article VI.B.)

This general description of the proposed Technical Amendments is qualified in its entirety by reference to the text of the proposed Amended and Restated Certificate of Incorporation set forth in Appendix A. The full text of the proposed Amended and Restated Certificate of Incorporation set forth in Appendix A is inclusive of the additional changes that would be made in the event that stockholders approve Proposal 2a.
VOTE REQUIRED FOR APPROVAL

Approval of this Proposal 2b requires the affirmative vote of the holders of at least 66 2/3% in voting power of all the then outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class. The approval of this Proposal 2b is not conditioned upon approval of any other proposal (including Proposal 2a).

28   |   2024 PROXY STATEMENT

PROPOSAL 3 — RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
After recommendation by the Company’s management and approval by the Audit Committee and the full Board, the Company has appointed RSM US LLP (“RSM”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024. CohnReznick LLP (“CohnReznick”) previously served as our independent registered accounting firm and reported on our consolidated financial statements from October 2019 through the filing of Form 10-Q for the quarter ending March 31, 2022.
The Audit Committee periodically considers whether to rotate our independent auditor in order to assure continuing auditor independence. The Board and the members of the Audit Committee believe that the retention of RSM as the Company’s independent auditor for fiscal year 2024 is in the best interests of the Company and its stockholders.
We expect that representatives of RSM will attend the annual meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
Although stockholder ratification is not required, the appointment of RSM is being submitted for ratification at the annual meeting with a view towards soliciting stockholders’ opinions, which the Audit Committee will take into consideration in future deliberations. If RSM’s selection is not ratified at the Annual Meeting, the Audit Committee will consider the engagement of other independent accountants. The Audit Committee may terminate RSM’s engagement as our independent accountant without the approval of our stockholders whenever the Audit Committee deems termination appropriate.
VOTE REQUIRED FOR APPROVAL

Approval of this Proposal 3 requires the affirmative vote (i.e., “For” votes) of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote thereon at our annual meeting. A vote to “Abstain” will count as “present” for purposes of this proposal and will have the same effect as a vote “Against” this proposal.
The Board unanimously recommends that you vote FOR this Proposal.

2024 PROXY STATEMENT   |   29

AUDIT COMMITTEE MATTERS
CHANGE OF REGISTERED PUBLIC ACCOUNTING FIRM

On March 24, 2022, the Audit Committee and the full Board of Directors of the Company approved the dismissal of CohnReznick as the Company’s independent registered public accounting firm upon filing Form 10-Q for the quarter ended March 31, 2022, and further approved the engagement of RSM, contingent upon completion of RSM’s acceptance procedures, as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022. RSM subsequently accepted retention as the Company’s independent registered public accounting firm.
The audit reports of CohnReznick on the Company’s financial statements for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than a change in accounting principle explanatory paragraph indicating that the Company had changed its method of accounting for leases as of January 1, 2021 due to the adoption of Financial Accounting Standards Board Accounting Standards Codification Topic 842, Leases.
During the fiscal years ended December 31, 2021, and through the subsequent interim period preceding March 25, 2022 (i) there were no disagreements between the Company and CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CohnReznick, would have caused CohnReznick to make reference thereto in its reports on the Company’s financial statements for such years; and (ii) there was one “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, (“Regulation S-K”), whereby CohnReznick issued an adverse opinion on our internal control over financial reporting at December 31, 2021 as a result of identifying a material weakness related to the Company’s information technology general controls over the Company’s cloud-based software system that supports project set-up and time submissions for services provided to the Company’s customers. The Audit Committee discussed this material weakness with CohnReznick and has authorized CohnReznick to respond fully to the inquiries of RSM concerning the material weaknesses.
During the Company’s two most recent fiscal years and the subsequent interim period preceding the engagement of RSM, neither the Company nor anyone on its behalf consulted with RSM with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice of RSM was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions related thereto), or any “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided each of CohnReznick and RSM with a copy of the information required by Item 304(a) of Regulation S-K, which was also filed with the SEC in Current Reports on Form 8-K, filed on March 30, 2022. The Company requested that CohnReznick review such disclosures and furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made therein. A copy of CohnReznick’s letter was filed as an exhibit to the Form 8-K, filed on March 30, 2022.

30   |   2024 PROXY STATEMENT

AUDIT COMMITTEE MATTERS
SERVICES AND FEES FOR 2023 AND 2022

The following table provides information about the fees billed for services rendered by RSM for the fiscal year ended December 31 2023 and from April 1, 2022 through December 31, 2022 and CohnReznick from January 1, 2022 to March 31, 2022:
	2023		2022
Fees	RSM	CohnReznick	RSM*	CohnReznick**
Audit Fees	$1,465,450	$55,200	$1,096,425	$183,750
Audit Related Fees	—	—	—	—
Tax Fees	—	—	—	—
All Other Fees	$80,700	—	$106,114	$215,250

*
RSM fees relate to services provided starting on April 1, 2022, including fees related to the review and auditing of the financial statements in quarterly reports on Form 10-Q and financial statements included in our annual report on Form 10-K.

**
CohnReznick fees include audit fees related to review of the Form 10-Q for the quarter ended March 31, 2022.

A description of the types of services provided in each category is as follows:
Audit Fees — Include the aggregate fees for professional services rendered in connection with the audit of the Company’s financial statements, and the review of the Company’s interim financial statements, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC.
Audit-Related Fees — Includes fees associated with the audit of our employee benefit plans, accounting consultations related to GAAP and the application of GAAP to proposed transactions.
Tax Fees — Includes fees associated with tax compliance at international locations, domestic and international tax advice and planning and assistance with tax audits and appeals.
All Other Fees — Includes the aggregate fees recognized for professional services provide by either CohnReznick or RSM, other than those services described above.
AUDIT COMMITTEE PRE-APPROVAL PROCESS

Under our Audit Committee’s charter, the Audit Committee must pre-approve all audit and other permissible non-audit services proposed to be performed by the Company’s independent registered public accounting firm. The Committee may delegate authority to one or more independent members to grant pre-approvals of audit and permitted non-audit services; provided that any such preapprovals shall be presented to the full Audit Committee at its next scheduled meeting. The following shall be “prohibited non-audit services.”
▪
bookkeeping or other services related to the accounting records or financial statements of the Company;

▪
financial information systems design and implementation;

▪
appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;

▪
actuarial services;

▪
internal audit outsourcing services;

▪
management functions or human resources;

▪
broker or dealer, investment adviser or investment banking services;

2024 PROXY STATEMENT   |   31

AUDIT COMMITTEE MATTERS
▪
legal services and expert services unrelated to the audit; and

▪
any other service that the PCAOB or SEC prohibit through regulation.

Notwithstanding the foregoing, pre-approval is not necessary for minor non-audit services if: (a) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its registered public accounting firm during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee.
All audit and other permissible non-audit services have been pre-approved by the Audit Committee in accordance with the policy. The pre-approval policy has not been waived in any instance. All engagements of the independent registered public accounting firm to perform any audit services and non-audit services prior to the date the pre-approval policy was implemented were approved by the Audit Committee in accordance with its normal functions, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC’s rules.
REPORT OF THE AUDIT COMMITTEE

The Audit Committee provides assistance to the Directors by fulfilling its responsibilities and duties as outlined in its charter, including its oversight of the quality and integrity of the Company’s financial statements, the performance and independence of the independent registered public accounting firm, and the performance of the Company’s internal audit function. The Audit Committee’s responsibility is one of oversight. The Company’s management is responsible for the preparation and the integrity of the Company’s financial statements and the Company’s independent registered public accounting firm is responsible for auditing those financial statements in accordance with the standards of the PCAOB and to issue reports thereon. The Audit Committee does not provide any expert or other special assurance as to the Company’s financial statements or any expert or professional certification as to the work of our independent registered public accounting firm.
In performance of its oversight function, the Audit Committee reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2023, with management and our independent registered public accounting firm. The Audit Committee reviewed and discussed with our independent registered public accounting firm their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed by PCAOB and the SEC. In addition, the Audit Committee received from our independent registered public accounting firm written disclosures and a letter regarding their independence as required by applicable rules of the PCAOB regarding such firm’s communications with the Audit Committee and discussed with the independent auditors their independence from us and our management, as well as whether any non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors the inclusion of the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.
In addition, the Audit Committee has appointed RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board concurred with the selection of RSM. The Board has recommended to our stockholders that they ratify and approve the selection of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

32   |   2024 PROXY STATEMENT

AUDIT COMMITTEE MATTERS
Members of the Audit Committee
Matthew Walsh (Chair)
Eran Broshy
Cynthia Collins
Notwithstanding any statement in any of our filings with the SEC that might be deemed to incorporate part or all of any filings with the SEC by reference, including this proxy statement, the foregoing Audit Committee Report is not incorporated into any such filings (including any future filings).

2024 PROXY STATEMENT   |   33

COMPENSATION DISCUSSION & ANALYSIS
EXECUTIVE COMPENSATION

This section contains a discussion of the material elements of compensation awarded to, earned by or paid to our named executive officers (“NEOs”), which includes our chief executive officer, our chief financial officer, and each of our three other most highly compensated executive officers who served in such capacities for the fiscal year ended December 31, 2023. Effective March 31, 2023, Mr. Schemick stepped down from his role as Chief Financial Officer (“CFO”) of the Company and ceased to be an executive officer. This Compensation Discussion & Analysis presents Mr. Schemick’s 2023 fiscal year compensation because he was the former CFO of the Company for a portion of the year. Effective April 1, 2023, Mr. Gallagher was appointed Senior Vice President and CFO.
Our NEOs for fiscal year 2023 were:
William F. Feehery	Chief Executive Officer
John E. Gallagher III	Senior Vice President and CFO
Leif E. Pedersen	President, Chief Commercial Officer
Patrick F. Smith	President, Certara Drug Development Solutions
Robert P. Aspbury	President, Certara Scientific Software
Former Executive
M. Andrew Schemick	Former CFO
ACCOMPLISHMENTS ACHIEVED BY EXECUTIVE TEAM DURING FISCAL YEAR 2023

During the fiscal year ended December 31, 2023, we continued to execute on our core financial and business objectives. Our key financial and operational results were as follows:
Revenue was $354,3 million, compared to $335,6 million in 2022, representing growth of 6% over 2022 on a reported basis.
Grew the number of customers with annual customer value of $100,000 or more in revenue increased from 370 in 2022 to 389 in 2023.
Since 2014, Certara customers who use the Company’s biosimulation software and technology-drive services received 90% of the US FDA novel drug approvals (excluding diagnostic agents).
Introduced Simcyp™ Biopharmaceutics software to increase efficiency of novel and generic drug formation and development.

Completed the acquisition of three companies which resulted in $40.2 million of intangible assets and expanded both our biosimulation capabilities and our data standardization and submission platforms.

Software products are licensed by more than 57,000 users and are also used by 23 global, drug regulatory agencies, a including the FDA, Japan’s Pharmaceuticals and Medical Devices Agency (“PMDA”), and China Food and Drug Administration (“cFDA”), an increase in 6 regulatory agencies from 2022.

EXECUTIVE SUMMARY

The primary intent of our executive compensation program is to provide competitive pay tied to Certara’s short-term and long-term success. This pay-for-performance framework enables us to attract, motivate and

34   |   2024 PROXY STATEMENT

COMPENSATION DISCUSSION & ANALYSIS
retain top talent that will help us achieve our strategic objectives and realize increased stockholder value. To achieve these goals, we have adopted the following program objectives:
▪
reward achievement of both operating performance and strategic objectives;

▪
align the interests of our executive management team and our stockholders by varying compensation based on short-term and long-term business results and delivering a large portion of total pay tied to Company equity;

▪
differentiate rewards based on performance against business objectives to drive a pay-for- performance culture, with a major portion of executive pay based on achievement of financial performance goals; and

▪
promote a balanced incentive focus that does not encourage unnecessary or unreasonable risk-taking.

Executive Compensation Policies and Practices
We are committed to sound executive compensation policies and practices, as highlighted in the following table:
At-Will Employment	We employ our named executive officers at will.
Compensation Clawback Policy
Our compensation clawback policy allows us to recover annual cash incentives, equity awards, or other amounts that may be paid in respect of awards in the event of certain acts of misconduct by our named executive officers.

Independent Compensation Consultant	The Compensation Committee has directly retained an independent compensation consultant that performs no services to Certara other than services for the Compensation Committee.
No Significant Perquisites	We do not provide significant perquisites to our named executive officers.
Prohibition on Hedging, Pledging and Short Sales	We prohibit short sales, transaction in derivatives, hedging and pledging of Certara securities by our named executive officers.
Stock Ownership Guidelines	We have a robust stock ownership guideline for our named executive officers.
EXECUTIVE COMPENSATION OBJECTIVES AND PHILOSOPHY

Delivering on our strategic goals and creating value for stockholders requires a strong focus on attracting, engaging and retaining a talented senior management team. We accomplish this by aligning executive compensation with business results and stockholder interests. We offer a competitive compensation program that allows our management team to share in the Company’s financial success when they deliver performance that helps achieve short and long-term corporate goals and increases in stockholder value. On an overall basis, target total compensation for our NEOs is calibrated to be competitive with market practices of our peer (as defined below) and size-appropriate general industry survey data. We view this target as appropriate due to our desire to attract and retain the best talent in a competitive industry. We believe that aligning executive compensation to the long-term financial health of the organization promotes business performance and stockholder interests.
Certain executives may be above or below market median for cash and median for equity, depending on their individual experience level and the value of their role to the organization. In addition, the majority of compensation for all NEOs is in the form of variable compensation and therefore earned compensation can be above or below target depending on both our Company and the individual’s performance.

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COMPENSATION DISCUSSION & ANALYSIS
We deliver executive compensation through a combination of the following components:
COMPONENT	RATIONALE
Base Salary	Provides a fixed and predictable level of compensation to our NEOs.
Annual Incentive Bonuses
Provides a variable level of cash compensation, in addition to base salary, which is tied directly to annual financial goals, for both the overall business and specific business units, and individual performance.

Long-term Equity Compensation	Provides long-term stock unit awards that provide time-based and/or performance-based vesting
Benefits and Perquisites	Ensures both broad-based employee benefits, intended to attract and retain employees, as well as provide retirement, health and welfare security, with limited perquisites.
Severance and other benefits payable upon qualifying terminations of employment or a change of control
Encourages the continued attention and dedication of our NEOs and provides reasonable individual security to enable our NEOs to focus on our best interests, particularly when considering strategic alternatives.

For additional detail on these components of compensation, see “Elements of our Compensation Program” below.
COMPENSATION DETERMINATION PROCESS

Role of the Compensation Committee and Management
Our Compensation Committee is responsible for, among other things, overseeing our compensation policies and practices, determining the compensation of our chief executive officer (“CEO”), and reviewing and approving compensation of other executive officers. Our CEO works closely with the Compensation Committee in managing our executive compensation program and attends meetings of the Compensation Committee. Because of his daily involvement with the executive team, our CEO makes recommendations to the Compensation Committee regarding compensation for the executive officers other than himself. Our CEO does not participate in discussions with the Compensation Committee regarding his own compensation.
Role of the Compensation Consultant
Korn Ferry provides guidance with respect to the ongoing review of our executive compensation programs, including peer group development, benchmarking executive compensation and incentive (short and long-term) design. In connection with this appointment, the Compensation Committee assessed Korn Ferry’s independence and determined that Korn Ferry is independent and that there are no conflicts of interest raised by the work performed by them.
Korn Ferry assisted the Compensation Committee in developing a peer group of the following 15 companies, which were selected using relevant financial metrics, including average market capitalization, revenue, market

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COMPENSATION DISCUSSION & ANALYSIS
capitalization to revenue ratio, EBITDA, as well as other factors, such as number of employees, industry, and business segment. Our peer group consists of the following:

▪
AbCellera Biologics Inc.

▪
Accolade, Inc.

▪
Alkermes plc

▪
Altair Engineering Inc.

▪
Computer Programs and Systems, Inc.

▪
Health Catalyst, Inc.

▪
HealthEquity, Inc.

▪
Medpace Holdings, Inc.

▪ Model N, Inc. ▪ NextGen Healthcare, Inc. ▪ Omnicell, Inc. ▪ Qualys, Inc. ▪ Repligen Corporation ▪ Schrödinger, Inc. ▪ SPS Commerce, Inc.
Our peer group was selected to represent companies in the software, life sciences tools and services, and health care technology industries that are within an appropriate size range as compared to us, with relatively comparable financial and employee metrics.
ELEMENTS OF OUR COMPENSATION PROGRAM

Base Salaries
The objective of our compensation program is to compensate our executives for performing the requirements of their positions and provide them with a level of cash income predictability and stability with respect to a portion of their total compensation. The Compensation Committee believes that base salaries for executives should reflect competitive levels of pay and factors unique to each executive, such as experience and breadth of responsibilities, performance, individual skill set, time in the role, pay relative to peers within the Company, and base pay in previous roles outside of the Company. Base salaries may be adjusted at times to deal with competitive pressures, changes in job responsibilities, and cost-of-living adjustments.
The following table reflects the annual base salaries of our NEOs as of December 31, 2023, and December 31, 2022, respectively:
Name	Base Salary as of December 31, 2023	Base Salary as of December 31, 2022
William F. Feehery	$795,675	$795,675
John E. Gallagher III(1)	$575,000	—
Leif E. Pedersen	$427,193	$406,850
Patrick F. Smith	$400,155	$381,100
Robert P. Aspbury(2)	$337,649	$334,022
Former Executive
M. Andrew Schemick(3)	—	$418,000

(1)
In 2022, Mr. Gallagher was not employed by the Company.

(2)
Dr. Aspbury’s base salary is expressed in U.S. dollars. Because he is paid in British Pounds Sterling (GBP) monthly based on the exchange rate at the time his new salary is approved, his actual compensation received when those monthly payments are converted back to U.S. dollars based on the exchange rate at the time of each monthly payment, equals $337.651, as shown on the Summary Compensation Table. Going forward, the Company intends to express his base salary in GBP so that the currency conversion will only occur one-way (GBP to U.S. dollars).

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COMPENSATION DISCUSSION & ANALYSIS
(3)
Mr. Schemick’s salary for 2022 is based on his role as the former CFO. He officially stepped down from his position as an officer on March 31, 2023, and assumed a new role with the Company before resigning as an employee of Certara in June 2023.

The annual base salary for our NEOs were increased in 2023 from 2022 (with the exception of (a) Dr. Feehery, (b) Mr. Schemick who stepped down as the CFO, and (c) Mr. Gallagher who joined the Company on April 1, 2023) to (i) help ensure the retention of these executive officers, and (ii) ensure consistency with the general guideline established by our Compensation Committee of targeting total direct compensation for executive officers at the relevant median amount, based on our compensation peer group.
Annual Incentive Bonus Plan
The Annual Incentive Bonus Plan (“AIB Plan”) is designed to motivate our NEOs to achieve short-term performance goals and tie a portion of their annual compensation to the performance of the Company for that year. Each NEO is eligible for an annual bonus award under our annual cash-based AIB Plan. For fiscal year 2023, all our NEOs participated in the AIB Plan.
The AIB Plan awards are determined using two principal factors: (i) an individual’s target bonus percentage, which is expressed as a percentage of his or her base salary (“Individual Target”); and (ii) a multiplying factor based on the achievement of certain corporate and divisional goals established by our Compensation Committee at the beginning of each year (“Multiplier”). As expressed formulaically, the bonus amount for each senior executive is determined as follows: Individual Target X Multiplier (which is based on and correlates to the achievement of divisional or corporate goals). The Compensation Committee may then make further adjustments, considering individual performance and any other factors it deems relevant but that are not otherwise captured in the formula.
The Individual Target for each NEO is established within each NEOs’ employment agreement and may be adjusted from time to time by the Compensation Committee in connection with such NEO’s promotion or performance. In setting the applicable Individual Target, the Compensation Committee reviews the past performance of each NEO and contributions made to the Company, the annual benchmarking provided by our independent compensation consultant, and the relationship of pay levels to other senior executives at the Company. It then determines a target bonus deemed appropriate to increase focus on performance-based pay, ensure retention, and motivate performance against the Company’s strategic initiatives. As indicated below, certain Individual Targets were either added or increased in 2023 from 2022 to better align with peer company compensation. The Individual Targets under the 2023 and 2022 AIB Plan for our NEOs were as follows:
Name	2023 Target Bonus (Expressed as a Percentage of Base Salary)	2022 Target Bonus (Expressed as a Percentage of Base Salary)
William F. Feehery	100	75
John E. Gallagher III(1)	50	—
Leif E. Pedersen	55	50
Patrick F. Smith	55	50
Robert P. Aspbury	55	50
Former Executive
M. Andrew Schemick(2)	—	—

(1)
Mr. Gallagher was not employed by the Company in 2022.

(2)
Mr. Schemick resigned as an officer on March 31, 2023 and terminated employment with the Company on June 30, 2023.

For 2023, the Compensation Committee selected a combination of adjusted EBITDA and revenue as the key financial metrics for determining the Multiplier portion of the AIB Plan calculation, with adjusted EBITDA

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COMPENSATION DISCUSSION & ANALYSIS
achievement contributing 80% relative weight to the Multiplier, and revenue achievement contributing 20% relative weight to the Multiplier. The financial achievement metrics are determined for the overall company, and also determined for each business unit, with each NEO’s Multiplier calculated on some combination of overall Company and/or business unit performance. For Dr. Feehery and Mr. Gallagher, 20% of their Multiplier under the AIB Plan was tied to the achievement of Company-wide financial metrics and 80% was tied to the average financial metrics achievement of each of the divisions within the Company (the “Blended Rate”). For Mr. Pedersen, Dr. Smith and Dr. Aspbury, 20% of their Multiplier was based on Company-wide adjusted financial metrics achievement, and 80% was based on the financial metrics achievement of the respective business unit each such individual leads (the “Division Rate”). These allocations were selected to ensure that Dr. Feehery’s and Mr. Gallagher’s focus was equally distributed across the corporate functions and business units, and the other NEOs were primarily focused on the business units that they lead, while still having an important stake in the overall success of Company. We believe that this encourages collaboration across the business units, as well as building our business in the interest of “one Certara” at the enterprise level.
The amounts paid to the NEO participants under the AIB Plan were calculated by multiplying each NEO participant’s Individual Target by the Multiplier tied to either the Blended Rate or Division Rate. For achievement above a threshold level of the adjusted EBITDA and revenue goals, the Multiplier was based on a pre-determined scale (with a range of 50% to 200%), which may be adjusted by the Compensation Committee outside the pre-determined scale to reflect overall individual and Company performance.
The Multiplier under the AIB Plan for our NEOs was as follows:
Named Executive Officer	2023 Multiplier
William F. Feehery	64%
John E. Gallagher III	64%
Leif E. Pedersen	69%
Patrick F. Smith	75%
Robert P. Aspbury	101%
Former Executive
M. Andrew Schemick	—
The following table illustrates the calculation of the bonuses payable to our NEOs under the 2023 AIB Plan:
Name	2023 Base Salary ($)	2023 Target Bonus (%)	Target Bonus Amount ($)	Multiplying Factor (as Adjusted by Compensation Committee)	Total Bonus Paid ($)
William F. Feehery	795,675	100	795,675	64%	509,232
John E. Gallagher III	575,000	50	287,500	64%	184,000
Leif E. Pedersen	427,193	55	234,956	69%	162,120
Patrick F. Smith	400,155	55	220,085	75%	165,064
Robert P. Aspbury	337,649	55	185,707	101%	187,564
Former Executive
M. Andrew Schemick(1)	—	—	—	—	—

(1)
Mr. Schemick was not eligible to participate in the AIB Plan for 2023 as he terminated his employment prior to the bonus payout.

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COMPENSATION DISCUSSION & ANALYSIS
Long-Term Equity Incentive Awards
We believe that successful performance over the long term is aided by the use of equity-based awards, which create an ownership culture among our employees and provides an incentive to contribute to the continued growth and development of our business. Equity-based awards also allow for a portion of our executive compensation to be “at-risk” and directly tied to the performance of our business. The Compensation Committee has adopted a long-term equity structure that annually awards NEOs market-based equity opportunity in the form of time-based RSUs and PSUs. All RSUs and PSUs are settled in shares of common stock. For 2023, 40% of the LTI value granted to NEOs was issued in RSUs, and 60% was issued in PSUs.
Fiscal 2023 Grants
On April 1, 2023, we granted RSUs and PSUs to each of our NEOs as follows:
Name	2023 Long-Term Incentive Value(1)	Long-Term Incentive as a Percentage of Base Salary	RSUs	PSUs
William F. Feehery	$6,485,296	815%	99,659	149,488
John E. Gallagher III	$3,173,290	552%	67,224	56,848
Leif E. Pedersen	$1,532,907	359%	23,556	35,334
Patrick F. Smith	$1,840,557	460%	40,010	35,334
Robert P. Aspbury	$1,532,907	454%	23,556	35,334
Former Executive
M. Andrew Schemick(2)	—	—	—	—

(1)
The grant date value shown in this column is based on the number of RSUs and PSUs granted multiplied by the closing stock price on the grant date (April 1, 2023). The number of RSUs and PSUs granted on the grant date was determined based on the following dollar values, divided by $22.0753, which is the VWAP for the 60 trading days prior to and including March 29, 2023, which is the date the Compensation Committee authorized the grants: William F. Feehery: $5,500,000; John E. Gallagher III: $2,100,000; Leif E. Pedersen: $1,300,000; Patrick F. Smith: $1,300,000; and Robert P. Asbury: $1,300,000.

(2)
Mr. Schemick resigned from the Company in June 2023, resulting in the forfeiture of any awards he was granted.

The amount of the equity-based awards granted to each NEO was determined by taking into consideration each NEO’s total direct compensation and alignment to our philosophy of at or above market median total for compensation and equity.
For specific vesting terms of our equity awards and a description of equity awards made prior to fiscal year 2023, see “— Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”
Vesting of Restricted Stock and Restricted Stock Units and During Fiscal Year 2023
As discussed below under “— Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Pre-IPO Class B Units and Converted Restricted Stock,” prior to our December 2020 IPO (the “IPO”), long-term equity incentive awards were granted to our NEOs under the Company’s prior (2017) equity incentive plan in the form of Class B Profits Interest Units (“Class B Units”), which were 50% time-vesting and 50% performance-vesting. In connection with the IPO, all outstanding Class B Units were converted into shares of restricted stock granted under 2020 Incentive Plan, with the unvested Class B Units being converted into time-based restricted common stock. For all recipients of Class B Units that were converted into time-based restricted common stock that remains unvested, the vesting period is five years (20% per year, with annual cliff vesting) from the date of the original grant. Because the performance vesting portion of the Class B Units was primarily based on the cash-on-cash return on investment of the prior controlling partner of the Company, the

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COMPENSATION DISCUSSION & ANALYSIS
timing of which was outside the control of management, the Board and Compensation Committee at the time felt that it was more equitable and incentivizing to tie all post-IPO vesting to continued employment with the Company.
As discussed below under “— Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Post-IPO Awards,” our NEOs were awarded PSUs and RSUs in 2021, 2022, and 2023 under our 2020 Incentive Plan. One-third of the RSUs granted to our NEOs on April 1, 2021, vested on April 1, 2022. One-third of the RSUs granted to our NEOs on April 1, 2021 and 2022, respectively, vested on April 1, 2023. The PSUs granted in 2021, 2022, and 2023 will not be distributed until after the end of the applicable Performance Period (three fiscal years for each plan), but, as of January 1, 2023, each NEO who received a PSU grant in 2021 and 2022 is entitled to two-third of t 2021 “Earned PSUs” (as such term is defined in the PSU Award Agreements), and one-third of the 2022 Earned PSUs, as determined after the end of the respective Performance Period.
Benefits and Perquisites
While our compensation philosophy focuses on performance-based forms of compensation while providing only minimal executive benefits and perquisites, we provide to all our employees, including our NEOs, broad-based, non-cash compensation, such as employee benefits that are intended to attract and retain employees while providing them with retirement and health and welfare security, which include:
▪
U.S. 401(k) Plan. We maintain a tax-qualified defined contribution 401(k) savings plan (the “401(k) Plan”), in which all our U.S.-based employees, including our U.S.-based NEOs, are eligible to participate. The 401(k) Plan allows participants to contribute up to 100% of their compensation on a pre-tax basis into individual retirement accounts, subject to the maximum annual limits set by the Internal Revenue Service. The 401(k) Plan also allows the Company to make employer matching contributions. The Company has historically made employer matching contributions of up to 50% of our employees’ deferral, limited to the first 6% of each employee’s compensation, except for one division for which we matched 100% of our employees’ deferral up to 6% of compensation. Participants’ contributions to the 401(k) Plan are immediately fully vested. Participants vest in the matching contributions we make to their accounts after four years of service at a rate of 25% per year, except for one division in which they fully vest after three years of service.

▪
U.K. Pension Plan. The Company also operates a Group Personal Pension Plan covering all U.K. employees, including our UK-based NEO, Dr. Aspbury. Employees are auto-enrolled in the plan who are at least 22 years of age and paid more than £10,000 a year, up to the State Pension Age. However, all employees who are between the ages of 16 and 75 can elect to join the plan. The Company contributes an additional 8% of salary for those employees who have registered for the Group Personal Pension Plan, which exceeds their duties under U.K. auto enrolment legislation.

▪
Health and Welfare Benefits. Our U.S.-based employees, including our U.S.-based NEOs, are generally eligible to participate in our health and welfare benefit plans, which offer medical, dental, vision, life, and disability insurance coverage, dependent care flexible spending accounts, and health savings and health reimbursement accounts. We also offer a voluntary legal plan and voluntary disability coverage.

▪
Other Benefits and Perquisites. There are no additional benefits or perquisites offered at this time other than those specifically mentioned in this Compensation Discussion & Analysis. For example, we do not currently sponsor any retiree medical or pension benefit plans, club memberships, automobile allowances, use of corporate aircraft for personal travel, or any other personal benefits.

Severance and Change of Control Benefits.
We do not have a formal severance policy. However, we do provide severance benefits to our NEOs through their employment agreements in order to offer competitive total compensation packages and be competitive in our executive attraction and retention efforts. Our NEOs’ employment agreements provide for severance payments and benefits upon a qualifying termination of employment (“Qualifying Termination”), which is a termination by

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COMPENSATION DISCUSSION & ANALYSIS
the Company without cause or a resignation by the executive for good reason. See “Executive Compensation Tables — Termination and Severance — Potential Payments to NEOs Upon Termination of Employment or Change of Control,” which describes the payments to which each of the NEOs may be entitled under their respective employment agreements.
In addition, our equity awards provide for accelerated vesting upon certain termination events and as more fully described below under “Executive Compensation Tables — Termination and Severance — Potential Payments to NEOs Upon Termination of Employment or Change of Control.”
Stock Ownership and Retention Policy
To align the interests of management with those of our stockholders, certain of our executives and non-employee directors (the “Covered Persons”) are required to hold a specific level of equity ownership as outlined below(1).
Position	Stock Ownership Multiple	Shares Included
CEO	Five times base salary	▪ Stock purchased on the open market
NEOs, EVPs and SVPs	Two times base salary	▪ Stock obtained through stock option exercise or pursuant to any Company Stock purchase plan;
Non-Employee Directors	Five times annual cash retainer	▪ Restricted stock and RSUs subject to time and service conditions only (i.e., excluding those still subject to performance conditions);
▪ Deferred stock units; ▪ Stock held in a 401(k) or other similar vehicle (2), and ▪ Stock beneficially owned in a trust, by a spouse and/or minor children.

(1)
Reflects amendments to the stock ownership guidelines approved by the Compensation Committee in 2023.

(2)
Only applicable to executive officers.

Compliance with this policy is measured on February 1 of each year (the “Compliance Date”). Any Covered Person who does not meet the threshold on the Compliance Date will be required to retain 100% of any Company equity acquired (net of taxes) through the exercise of stock options or the vesting of time-based restricted stock, RSUs, or PSUs, until the next Compliance Date. Until the applicable ownership level is achieved, Covered Persons must retain 100% of the net shares granted to them. As of February 1, 2024, all NEOs satisfied their minimum equity ownership thresholds. All our directors have satisfied the minimum ownership threshold requirement, except for. Messrs. Spaight and McLean who are not considered Covered Persons under the relevant policy as they are employees of an Institutional Stockholders (as defined in the Stockholders Agreement) and do not receive a cash and stock retainer to serve as directors of the Company.

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COMPENSATION DISCUSSION & ANALYSIS
ADDITIONAL INFORMATION ABOUT OUR EXECUTIVE COMPENSATION PROGRAM

Hedging and Pledging
In order to ensure that our directors and officers do not put personal gain in conflict with the best interests of the Company and its stockholders or otherwise give the appearance of impropriety, our insider trading policy prohibits directors and employees from trading in options, warrants, puts and calls, or similar instruments on the Company’s securities or selling such securities “short.” Nor may our directors or officers engage in any transaction (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that is designed to hedge or offset any decrease in the market value of the Company’s equity securities.
Furthermore, no Certara employee or director may purchase the Company’s securities on margin, borrow against any account in which the Company’s securities are held, or pledge the Company’s securities as collateral for a loan without first obtaining pre-clearance from the Company’s General Counsel, who is under no obligation to approve any request for pre-clearance and may determine not to permit the arrangement for any reason.
Tax, Accounting, and Regulatory Considerations
Under the Tax Cuts and Jobs Act, companies may not deduct “performance-based” compensation in excess of $1 million to NEOs under Section 162(m) of the Internal Revenue Code (the “Code”). We consider any tax implications when making decisions about executive compensation, and we may provide compensation that is not fully deductible if it is believed to be in the best long-term interests of our stockholders.
We also consider the impact of other regulatory provisions in making executive compensation decisions, including Section 409A of the Code regarding non-qualified deferred compensation, and Section 280G of the Code regarding compensation pursuant to a change in control.
Additionally, we follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock :Compensation (“Topic 718”) for our stock-based compensation awards. Topic 718 requires that the cost to be recognized for equity awards made to our employees and Board members is based on the grant date “fair value” of such awards, even though the recipient might never actually realize any value from their awards. We consider the impact of Topic 718 when granting stock-based awards to ensure that the expense resulting from its application is reasonable.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee currently consists of Ms. Killefer, Ms. Crane, and Messrs. Cashman and Spaight.
None of our Compensation Committee ‘s members are or have ever been one of our officers or employees. Under the SEC’s rules requiring disclosure of certain relationships and related-party transactions, none of these directors had any relationships that we were required to disclose. None of our executive officers presently serves on the board of directors or compensation committee of any organization that has one or more executive officers serving on our board or compensation committee, nor have any of them done so in the previous fiscal year.

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COMPENSATION COMMITTEE REPORT
The Compensation Committee reviewed and discussed with Company management the foregoing Executive Compensation section. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this Proxy Statement for filing with the SEC.
Members of the Compensation Committee
Nancy Killefer, Chair
James Cashman III
Rosemary Crane
David Spaight

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EXECUTIVE COMPENSATION
The tables below reflect the compensation of the Company’s NEOs. See “Compensation Discussion & Analysis” for an explanation of our compensation and philosophy program.
SUMMARY COMPENSATION TABLE

The following table provides summary information concerning compensation paid or accrued by us to or on behalf of our CEO, CFO, and each of our three other most highly compensated executive officers who served in such capacities at fiscal year-end, collectively known as our NEOs, for services rendered to us during each of the last three years. Effective March 31, 2023, Mr. Schemick stepped down from his role as CFO of the Company and ceased to be an executive officer. Mr. Schemick’s 2023 fiscal year compensation is included herein because he was employed by the Company as its CFO for a portion of the year.Mr. Gallagher joined the Company on April 1, 2023 as our CFO.
Name and Principal Position	Year(1)	Salary ($)(2)	Bonus ($)(3)	Equity Awards ($)(4)(5)	Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)(7)	Total ($)
William F. Feehery Chief Executive Officer	2023	795,675	—	6,485,296	509,232	19,825	7,810,028
	2022	795,675	—	4,883,430	543,048	12,172	6,234,325
	2021	772,500	—	4,999,995	463,500	8,700	6,244,695
John E. Gallagher III SVP and CFO	2023	431,250	435,750	3,173,290	184,000	17,854	4,242,144
Leif E. Pedersen President, Chief Commercial Officer	2023	427,193	—	1,532,907	162,120	19,800	2,142,020
	2022	406,850	—	1,154,286	209,528	9,150	1,779,814
	2021	395,000	—	1,300,062	31,600	7,511	1,734,173
Patrick F. Smith President, Certara Drug Development Solutions	2023	400,155	—	1,840,557	165,064	16,803	2,422,579
	2022	381,100	—	1,154,286	231,328	9,150	1,775,864
Robert P. Aspbury President, Certara Scientific Software	2023	337,649	—	1,532,907	187,564	27,012	2,085,132
	2022	305,496	—	1,154,286	185,382	27,209	1,672,373
	2021	314,925	32,865	1,312,005	70,066	25,194	1,855,055
Former Executive
M. Andrew Schemick Former CFO	2023	157,625	—	—	—	11,883	169,508
	2022	418,000	—	1,775,817	190,190	9,150	2,393,157
	2021	400,000	—	1,900,025	160,000	8,700	2,468,725

(1)
Dr. Smith was not an NEO in 2021. Mr. Gallagher was not an NEO in 2022 or 2021. Mr. Schemick stepped down as CFO on March 31, 2023.

(2)
Mr. Gallagher’s employment commenced on April 1, 2023 and his 2023 salary amount reflects the prorated portion of his annual salary of $575,000. Mr. Schemick stepped down as our CFO on March 31, 2023, and his salary amount reflects the change in his position and resignation.

Dr. Aspbury’s 2023 compensation was paid in British pound sterling (GBP). His 2023 salary listed above was derived from converting his monthly salary into U.S. dollars based on the monthly exchange rates during 2023. The monthly exchange rate used for the conversation was 1 U.S. dollar to the following number of GBPs for each of the months from January to December of 2023, respectively: 1.2138; 1.2073; 1.2128; 1.2441, 1.2435; 1.2634; 1.2716; 1.2687; 1.2387; 1.2186; 1.2428; and 1.2703.
Dr. Aspbury’s 2022 compensation was paid in British pound sterling (GBP). His 2022 Salary listed above was derived from converting his monthly salary into U.S. dollars based on the monthly exchange rates during 2022. The monthly exchange rate used for the conversation was 1 U.S. dollar to the following number

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EXECUTIVE COMPENSATION
of GBPs for each of the months from January to December of 2022, respectively: 1.3383;1.3391; 1.3230; 1.2957; 1.2441; 1.2350; 1.1996; 1.1982; 1.1340; 1.1282; 1.1753; and 1.2171.
Dr. Aspbury’s 2021 compensation was paid in British pound sterling (GBP). His 2021 salary listed above was derived from converting his monthly salary into U.S. dollars based on the monthly exchange rates during 2021. The monthly exchange rate used for the conversation was 1 U.S. dollar to the following number of GBPs for each of the months from January to December of 2021, respectively: 1.3716; 1.3937; 1.3778; 1.3922; 1.4176; 1.3850; 1.3912; 1.3770; 1.3455; 1.3694; 1.3354; and 1.3497.
(3)
The amounts reported in this column reflects (i) a $200,000 signing bonus paid to Mr. Gallagher upon his joining the Company and a payment of $235,750 which represents an unpaid annual bonus from his previous employer, all or a portion of which may be recouped by the Company based on any future recovery of such unpaid bonus by Mr. Gallagher from his former employer , and (ii) a signing bonus to Dr. Aspbury upon his joining the Company on April 15, 2019, paid in three equal annual installments.

(4)
The amounts reported in this column for 2023 reflect the aggregate grant date fair value of RSUs and PSUs granted on April 1, 2023. Mr. Gallagher received an additional award of 29,326 RSUs that vest 50% each year over two years. See Note 2 (“Summary of Significant Accounting Policies — (r) Equity Based Compensation”) and Note 13 (“Equity-Based Compensation”) to our audited consolidated financial statements in our 2023 Annual Report for a discussion of the valuation of our equity-based awards.

The amounts reported in this column for 2022 reflect the aggregate grant date fair value of RSUs and PSUs granted on April 1, 2022. See Note 2 (“Summary of Significant Accounting Policies — (s) Equity Based Compensation”) and Note 13 (“Equity-Based Compensation”) to our audited consolidated financial statements in our 2022 Annual Report for a discussion of the valuation of our equity-based awards.
The amounts reported in this column for 2021 reflect the aggregate grant date fair value of RSUs and PSUs granted on April 1, 2021 (except for Dr. Aspbury, who was awarded 18,315 units on April 1, 2021, and 5,495 units on July 1, 2021. See Note 2 (“Summary of Significant Accounting Policies — (s) Equity Based compensation”) and Note 13 (“Equity-Based Compensation”) to our audited consolidated financial statements in our 2021 Annual Report for a discussion of the valuation of our equity-based awards.
(5)
The value of the 2023 awards at the grant date (which include 40% RSUs and 60% PSUs) assuming the highest level of performance conditions will be achieved is as follows for: (i) Dr. Feehery: $4,616,694; (ii) Mr. Gallagher: $2,299,054; (iii) Mr. Pedersen: $1,025,758; (iv) Dr. Smith: $1,025,758; (v) Dr. Aspbury: $1,025,758. Mr. Schemick resigned from the Company and his RSU and PSU awards for forfeited.

The value of the 2022 awards at the grant date (which include 50% RSUs and 50% PSUs) assuming the highest level of performance conditions will be achieved is as follows: (i) for Dr. Feehery: $5,738,030; (ii) for Mr. Schemick: $2,086,585; (iii) for Mr. Pedersen: $1,356,285; (iv) for Dr. Smith: $1,356,285; and (v) for Dr. Aspbury: $1,356,285. In March 2023, the Committee amended the Plan and the maximum payout will now be 100%.
The value of the 2021 awards at the grant date (which include 50% RSUs and 50% PSUs) assuming the highest level of performance conditions will be achieved is as follows: (i) for Dr. Feehery: $7,541,201; (ii) for Mr. Schemick: $2,865,698; (iii) for Mr. Pedersen: $1,960,754; and (iv) for Dr. Aspbury: $1,964,380.
(6)
Amounts shown reflect annual payments under our AIB Plan earned with respect to the fiscal year covered based on the achievement of financial and strategic performance objectives that were established by our Compensation Committee at the beginning of such fiscal year. See “Compensation Discussion & Analysis — Annual Bonus Opportunities — Annual Bonus Plan” above.

46   |   2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
(7)
The table below shows the components of this column:

Name	Life Insurance Premiums	401(k) Plan Match	Executive Disability Premiums	Other	Total
W. Feehery	$3,022	$9,900	$6,903	—	$19,825
J. Gallagher	—	$8,927	$3,832	—	$17,854
L. Pedersen	—	$9,900	$5,251	—	$19,800
P. Smith	—	$9,900	$6,903	—	$16,803
R. Aspbury	—	—	—	$27,012(a)	$27,012
Former Executive
M. Schemick	—	$8,841	$3,042	—	$11,883

(a)
Reflects the amount the Company paid towards Dr. Aspbury’s pension in the U.K.

Grants of Plan-Based Awards

The following table presents information regarding awards granted during fiscal year ended December 31, 2023, to each NEO under the Company’s plans, including possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of RSUs and PSUs.
Name		Approval Date	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards Payouts Under Equity Incentive Plan Awards			Grant Date Fair Value of Stock and Option Awards(1)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
W. Feehery	(2)			397,838	795,675	1,591,350
	(3)	3/29/2023	4/1/2023				74,744	149,488	298,976	$4,082,517
	(4)	3/29/2023	4/1/2023					99,659		$2,402,778
J. Gallagher III	(2)			143,750	287,500	575,000
	(3)	3/29/2023	4/1/2023				28,424	56,848	113,696	$1,552,519
	(4)	3/29/2023	4/1/2023					37,898		$913,721
	(5)	3/29/2023	4/1/2023					29,326		$707,050
L. Pedersen	(2)			117,487	234,956	496,912
	(3)	3/29/2023	4/1/2023				17,667	35,334	70,668	$964,972
	(4)	3/29/2023	4/1/2023					23,556		$567,935
P. Smith	(2)			110,043	220,085	440,171
	(3)	3/29/2023	4/1/2023				17,667	35,334	70,668	$964,972
	(4)	3/29/2023	4/1/2023					23,556		$567,935
	(5)	10/5/2023	10/5/2023					21,454		$307,650
R. Aspbury	(2)			92,853	185,707	371,414
	(3)	3/29/2023	4/1/2023				17,667	35,334	70,668	$964,972
	(4)	3/29/2023	4/1/2023					23,556		$567,935
Former Executive
M. Schemick(6)	(2)			—	—	—
	(3)	3/29/2023	4/1/2023				—	—	—	$—
	(4)	3/29/2023	4/1/2023					—		$—

2024 PROXY STATEMENT   |   47

EXECUTIVE COMPENSATION
(1)
This column reflects the aggregate grant date fair value of the RSU awards and PSU awards, as applicable, granted to each NEO in the 2023 fiscal year without any reduction for risk of forfeiture as calculated in accordance with Topic 718 as of the date of grant. The grant date fair value of the PSUs is shown at target performance.

(2)
This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s AIB Plan for performance in the fiscal year ended December 31, 2023. Each of the NEOs is assigned a target bonus, which is a percentage of the NEO’s base salary as of the end of the fiscal year. The amounts of annual incentive bonus awards actually paid in April 2024 for performance in the 2023 fiscal year are disclosed in the Non-Equity Incentive Plan Compensation column and related footnote thereto of the Summary Compensation Table above. For more information regarding the terms of these annual incentive bonus awards, please see “Compensation Discussion & Analysis — Elements of Our Compensation Program — Annual Bonus Opportunities.”

(3)
This row reflects the threshold, target, and maximum number of PSUs awarded in 2023. Each PSU award was granted with a target number of units and an actual payment based upon the achievement of performance targets. The PSU grants were made under the 2020 Incentive Plan. The PSUs are determined based on average performance metrics for fiscal years 2023, 2024 and 2025 and will be distributed in early 2026. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Equity Awards — Fiscal 2023 Grants.”

(4)
This row reflects the number of RSUs awarded in 2023. The RSU grants were made under the 2020 Incentive Plan, vest in three equal installments on April 1, 2024, 2025, and 2026, subject to continued employment requirements, employment agreements, and award terms, as applicable. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Equity Awards — Fiscal 2023 Grants.”

(5)
Mr. Gallagher received an additional grant of RSUs on April 1, 2023, and Dr. Smith received an additional grant of RSUs on October 5, 2023.

(6)
Mr. Schemick resigned from the Company in June 2023, resulting in the forfeiture of any awards he was granted.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

Pre-IPO Class B Units and Converted Restricted Stock
Prior to our IPO, equity awards granted to our NEOs were made by our former majority equity holder, EQT pursuant to the EQT 2017 Incentive Plan. This equity was granted in the form of “Class B Units,” which were “profits interests” under U.S. federal income tax law having economic characteristics similar to stock appreciation rights (i.e., representing the rights to share in any increase in the equity value of EQT that exceeds specified thresholds).
In connection with the IPO, on December 10, 2020, all outstanding unvested Class B Units, including those held by our NEOs, were exchanged for newly issued shares of our restricted common stock on the basis of a ratio that took into account the number of unvested Class B Units held, the applicable distribution threshold applicable to such Class B Units and the value of distributions that the holder would have been entitled to receive had EQT liquidated on the date of such replacement in accordance with the terms of the distribution “waterfall” set forth in the Partnership Agreement. The vested Class B Units were exchanged into shares of our common stock held by EQT using the same formula. These unvested restricted shares were subject to the same time-vesting schedule that had applied to the time-vesting Class B Units with a few key differences:
(i)
Such restricted shares will not vest upon a change in control unless the NEO’s employment is terminated without cause following the change in control, with the exception of Dr. Feehery, whose shares will vest upon a change in control regardless of termination; and

48   |   2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
(ii)
Such shares received in exchange for performance-based vesting Class B Units would not be subject to performance-based vesting conditions, but instead vest as to 20% on each anniversary of the grant date of the Class B Units, with the exception of Dr. Feehery whose performance-based Class B Units fully vested upon the IPO and were replaced with shares of common stock.

Following the completion of the exchanges of Class B Units described above, except for the restricted stock granted to Dr. Feehery, the unvested restricted shares granted to our NEOs vest as to 20% of the recipient’s time-based vesting Class B Unit award on each anniversary of the grant date of such Class B Unit award, subject to the NEO’s continued employment through each applicable vesting date. The unvested restricted shares granted to Dr. Feehery that are outstanding as of December 31, 2023, vest as to 25% of Dr. Feehery’s time-based vesting Class B Unit award on the first anniversary of the grant date of such Class B Unit award, and as to 2.0833% monthly thereafter, subject to his continued employment. Except as provided above, all vesting of shares of restricted stock will cease immediately upon an NEO’s termination of employment for any reason and all unvested shares of restricted stock will be immediately cancelled and forfeited without consideration upon such termination. With respect to the unvested shares of restricted stock granted to Dr. Feehery, upon his termination of employment without cause, for good reason or due to death or disability, such unvested shares of restricted stock that are scheduled to vest during the 12-month period following such termination will immediately vest on termination.
Post-IPO Equity Awards
The 2020 Incentive Plan was approved by our stockholders on December 10, 2020. The purpose of the 2020 Incentive Plan is to provide a means through which to attract, retain and motivate key personnel and strengthen officer, director, and employee commitment to the Company’s welfare while aligning their interests with those of our stockholders. Awards may be granted to employees, directors, officers, consultants, or advisors to the Company or our subsidiaries.
The following types of awards may be made under the 2020 Incentive Plan:
▪
Options;

▪
Restricted Stock and RSUs; and

▪
Other Equity-Based Awards and Cash-Based Awards.

In 2023, the Compensation Committee authorized the issuance of two types of awards to our NEOs: (i) RSUs and (ii) PSUs. The detailed characteristics of these two types of awards are set forth below.
The 2020 Incentive Plan provides that no more than the number of shares of common stock equal to the plan share reserve may be issued in the aggregate pursuant to the exercise of incentive stock options. The “plan share reserve” was established with 20,000,000 shares, provided, however, that the plan share reserve shall be increased on the first day of each fiscal year beginning with the 2021 fiscal year to an amount equal to the lesser of (i) the positive difference, if any, between (x) 4.0% of the outstanding common stock on the last day of the immediately preceding fiscal year and (y) the plan share reserve on the last day of the immediately preceding fiscal year and (ii) a lower number of shares of our common stock as determined by our Board of Directors. No increases in the plan share reserve were made in either 2022 or 2023. As of December 31, 2023, the plan share reserve consisted of 15,008,298 shares. The maximum number of shares of common stock granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, may not exceed $1,000,000 in total value, except for certain awards made to a non-executive chair of our Board of Directors. Certain “substitute awards” will not be counted against the plan share reserve.
All awards granted under the 2020 Incentive Plan will vest and/or become exercisable in such manner and on such date or dates or upon such event or events as determined by the Compensation Committee, which administers the 2020 Incentive Plan. Such events may include performance-related conditions. Additionally, the Compensation Committee has discretion to make certain adjustments to awards and terms of awards under the

2024 PROXY STATEMENT   |   49

EXECUTIVE COMPENSATION
2020 Incentive Plan in response to certain events. The Compensation Committee may also determine that awards granted under the 2020 Incentive Plan include dividends or dividend equivalents.
No award may be granted under the 2020 Incentive Plan after the tenth anniversary of the effective date (as defined therein), but awards granted before then may be extended beyond that date. The Compensation Committee may amend or terminate this plan at any time (with stockholder approval, where required).
Awards are generally not transferrable other than by will or the laws of descent and distribution, but the Compensation Committee may permit certain transfers. Additionally, all awards are subject to (i) reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with any clawback, forfeiture, other similar policy adopted by the Board of Directors or the Compensation Committee, and (ii) applicable law. The Compensation Committee may also provide for a cancellation of or forfeiture of gain on awards if a participant engages in any detrimental activity (including, but not limited to, any activity that would be grounds to terminate the participant’s employment or service for cause).
2023 RSUs and PSUs Grants
Long-term equity for our NEOs in 2023 was issued in the form of RSUs and PSUs, with 40% of the total award value attributed to RSUs and 60% attributed to PSUs. The RSUs granted in 2023 vest annually on the grant anniversary date in three equal amounts (1/3 each) over a three-year period. The PSUs are subject to the Company achieving certain financial performance goals over a three-year performance period comprised of fiscal years 2023, 2024 and 2025 (the “Performance Period”). The PSUs are bifurcated into equal tranches: “Tranche 1” PSUs, which are subject to a performance condition based on annual revenue achievement; and “Tranche II” PSUs, which are subject to a performance condition based on annual adjusted EBITDA achievement. The revenue and adjusted EBITDA targets for each year of the performance period are established by the Compensation Committee on annual basis. For each Tranche, there is a threshold, target, and maximum level of achievement. A “Weighted Percentage” is then ascribed to the applicable level of achievement, starting at 50% for threshold achievement, 100% for target achievement, and 200% for maximum achievement. Any performance achievement under 50% is ascribed a weighted percentage of 0% and any performance achievement above maximum is ascribed a performance achievement of 200%. Unless otherwise determined by the Compensation Committee, if actual performance with respect to any Tranche is between (i) threshold and target or (ii) target and maximum levels of achievement, the Weighted Percentage is determined using linear interpolation between such numbers, rounding to the nearest whole percentage point. Regardless of the level of achievement for any of the fiscal years during the Performance Period, if the adjusted EBITDA margin of the Company averages less than 20% over the first two fiscal years of the Performance Period, the Earned PSUs will equal zero and all PSUs will be automatically forfeited. Following the end of the Performance Period, the Compensation Committee will determine (i) the final Weighted Percentage with respect to each Tranche of PSUs by taking the average Weighted Percentages calculated for each fiscal year of the Performance Period and (ii) the adjustment to the final number of PSUs distributed, which will equal the sum of (a) the number of Tranche I PSUs multiplied by the final Weighted Percentage applicable to Tranche I PSUs multiplied by (c) a quotient, the numerator of which is the PSU recipients number of full years of employment during the performance period and the denominator of which is three (rounded up to the nearest whole unit), plus (x) the number of Tranche II PSUs multiplied by (b) the final Weighted Percentage applicable to Tranche II PSUs multiplied by (c) the quotient, the numerator of which is the PSU recipients number of full years of employment during the Performance Period and the denominator of which is three (rounded up to the nearest whole unit). The total number of Earned PSUs will then be modified by the Company’s total shareholder return (“TSR”) performance relative to the Company’s peer group TSR (the “rTSR Ranking”) for the Performance Period. If rTSR Ranking is at a level anywhere from within the ≤25th percentile and up to the ≥75th percentile, the Earned PSUs will not be adjusted. If rTSR Ranking is achieved at a level within the ≥75th percentile, the Earned PSUs will be adjusted upward by +20% (i.e. a multiple of 1.2). If the rTSR Ranking is within the 25 percentile, the Earned PSUs will be adjusted downward 20% (i.e. a multiple of 0.8).
Following certain termination or other events, the NEOs are entitled to accelerated vesting of their equity awards as further described below under “— Potential Payments to NEOs Upon Termination of Employment or Change of Control.”

50   |   2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT 2023 YEAR END

Outstanding Equity Awards at December 29, 2023
The following table provides information regarding outstanding awards made to our NEOs as of 2023 fiscal year end.
			Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
William F. Feehery	30,400(2)	534,736	203,344(3)	3,571,544
William F. Feehery			350,803(4)	6,170,625
John E. Gallagher III	—	—	67,224(5)	1,182,470
John E. Gallagher III			56,848(6)	999,956
Leif E. Pederson	102,448(7)	1,802,060	48,786(8)	858,146
Leif E. Pederson			85,083(9)	1,496,610
Patrick F. Smith	11,037(10)	194,141	45,733(11)	804,443
Patrick F. Smith			61,273(12)	1,077,792
Robert P. Aspbury	105,767(13)	1,860,442	48,786(14)	858,146
Robert P, Aspbury			85,083(15)	1,496,610
Former Executive
M. Andrew Schemick(19)	117,259(16)	2,062,586	44,546(17)	783,564
M. Andrew Schemick(19)			83,614(18)	1,470,770

(1)
Calculated using the closing market price of common stock on the Nasdaq on December 28, 2023, of $17.59 per share.

(2)
With respect to Dr. Feehery, the amount in this column consists of 30,400 shares of restricted stock (from an original award of 182,368 shares). The restricted stock was granted on August 31, 2020, and vests monthly (3,800 shares) on the last day of each month. This award vests at 25% after the first year, and then at 1.04% per month for the next three years.

(3)
With respect to Dr. Feehery, the number in this column consists of (i) 99,659 RSUs granted on April 1, 2023; (ii) 73,160 RSUs (from an initial award of 109,740 RSUs that were granted on April 1, 2022); and (iii) 30,525 RSUs (from an initial award of 91,575 RSUs that were granted on April 1, 2021). On April 1, 2024, the remaining one-third of the April 1, 2021 RSU award is scheduled to vest and settle. On April 1, 2024, and April 1, 2025, the remaining two-thirds of the April 1, 2022 RSU award are scheduled to vest and settle. The April 1, 2023, RSU award will vest over three years, one year after the grant date.

(4)
The number in this column consists of (i) 149,488 target PSUs granted on April 1, 2023; (ii) 109,740 target PSUs granted on April 1, 2022; and (iii) 91,575 target PSUs issued on April 1, 2021. The target PSUs depend on the achievement of certain performance metrics that were set beforehand. If the performance metrics for the grants on April 1, 2023, April 1, 2022, and April 1, 2021 are achieved, the target PSUs are

2024 PROXY STATEMENT   |   51

EXECUTIVE COMPENSATION
expected to be paid out in 2024, 2025, and 2026, respectively. Each payout is subject to the conditions of the award and the requirement of continuous employment.
(5)
With respect to Mr. Gallagher, the number in this column consists of (i) 29,326 RSUs and (ii) 37,898 RSUs, both granted on April 1, 2023. The April 1, 2023, grants of (i) 29,326 RSUs will vest 50% over two years, one year after the grant date, and (ii) 37,898 RSUs will vest over three years, one year after the grant date.

(6)
The number in this column consists of 56,848 target PSUs granted on April 1, 2023. If the performance measures for the April 1, 2023, grant are met, the target PSUs are expected to be paid out in 2026. Each vesting is subject to the terms of the award and the requirements for continuing employment.

(7)
With respect to Mr. Pedersen, the number in this column consists of 102,448 shares of restricted stock (from an initial award of 256,118 shares). The restricted stock was granted on September 9, 2020, and 51,224 shares will vest annually on each of September 9, 2024 and 2025. The award vests over a period of five equal payments.

(8)
With respect to Mr. Pederson, the number in this column consists of (i) 23,556 RSUs granted on April 1, 2023; (ii) 17,293 RSUs (from an initial award of 25,939 RSUs that were granted on April 1, 2022); and (iii) 7,937 RSUs (from an initial award of 23,810 RSUs that were granted on April 1, 2021). On April 1, 2024, the remaining one-third of the April 1, 2021, RSU award is scheduled to vest and settle. On April 1, 2024 and April 1, 2025, the remaining two-thirds of the April 1, 2022 RSU award are scheduled to vest and settle. The April 1, 2023, RSU award will vest over three years, one year after the grant date.

(9)
The number in this column consists of (i) 35,334 target PSUs granted on April 1, 2023; (ii) 25,939 target PSUs granted on April 1, 2022; and 23,810 target PSUs issued on April 1, 2021. The target PSUs depend on the achievement of certain performance metrics that were set beforehand. If the performance metrics for the grants on April 1, 2023, April 1, 2022, and April 1, 2021 are achieved, the target PSUs are expected to be paid out in 2024, 2025, and 2026, respectively. Each payout is subject to the conditions of the award and the requirement of continuous employment.

(10)
With respect to Dr. Smith, the number in this column consists of 11,037 shares of restricted stock (from an initial award of 44,147 shares of restricted stock). The restricted stock was granted on April 16, 2019, and 11,037 shares will vest annually on April 16, 2024. The award vests over a period of five equal payments.

(11)
With respect to Dr. Smith, the number in this column consists of (i) 21,454 RSUs granted on October 5, 2023; (ii) 23,556 RSUs granted on April 1, 2023; (iii) 17,293 RSUs (from an initial award of 25,939 RSUs that were granted on April 1, 2022); and (iii) 4,884 RSUs (from an initial award of 14,652 RSUs that were granted on April 1, 2021). On April 1, 2024, the remaining one-third of the April 1, 2021 RSU award is scheduled to vest and settle. On April 1, 2024, and April 1, 2025, the remaining two-thirds of the April 1, 2022 RSU award are scheduled to vest and settle. The April 1, 2023, RSU award will vest over three years, one year after the grant date.

(12)
The number in this column consists of (i) 35,334 target PSUs granted on April 1, 2023, and (ii) 25,939 target PSUs granted on April 1, 2022. The target PSUs depend on the achievement of certain performance metrics that were set beforehand. If the performance metrics for the grants on April 1, 2022, and April 1, 2021 are achieved, the target PSUs are expected to be paid out in 2024, 2025, and 2026, respectively. Each payout is subject to the conditions of the award and the requirement of continuous employment.

(13)
With respect to Dr. Aspbury, the number in this column consists of (i) 22,074 shares of restricted stock (from an initial award of 88,294 shares granted on April 15, 2019); (ii) 62,138 shares of restricted stock (from an initial award of 155,324 granted on August 31, 2020), and (iii) 21,555 shares of restricted stock (from an original award of 86,210 shares granted on November 8, 2019). The restricted stock vests as follows: (i) 22,074 shares will vest annually on April 15, 2024; (ii) 31,069 shares will vest annually on each of August 31, 2024 and 2025; and (iii) 21,555 shares will vest annually on November 8, 2024. The awards vest over a period of five equal payments.

(14)
With respect to Dr. Aspbury, the number in this column consists of (i) 23,556 RSUs granted on April 1, 2023; (ii) 17,293 RSUs (from an initial award of 25,939 RSUs that were granted on April 1, 2022); (iii); 6,105 RSUs granted on April 1, 2021 (from an original award of 18,315 RSUs); and 1,832 RSUs granted on July 1, 2021

52   |   2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
(from an initial award of 5,495 RSUs). On April 1, 2024, the remaining one-third of the April 1, 2021 RSU award is scheduled to vest and settle. On July 1, 2024, the remaining one-third of the July 1, 2021 RSU award is scheduled to vest and settle. On April 1, 2024, and April 1, 2025, the remaining two-thirds of the April 1, 2022 RSU award are scheduled to vest and settle. The April 1, 2023, RSU award will vest over three years, one year after the grant date.
(15)
The number in this column consists of (i) 35,334 target PSUs granted on April 1, 2023; (ii) 25,939 target PSUs granted on April 1, 2022; and (iii) 18,315 target PSUs granted on April 1, 2021 and (iv) 6,105 target PSUs granted on July 1, 2021. The target PSUs depend on the achievement of certain performance metrics that were set beforehand. If the performance metrics for the grants on April 1, 2023, April 1, 2022, and April 1, 2021 are achieved, the target PSUs are expected to be paid out in 2024, 2025, and 2026, respectively. Each payout is subject to the conditions of the award and the requirement of continuous employment.

(16)
With respect to Mr. Schemick, the number in this column consists of 117,259 shares of restricted stock (from an initial award of 195,431 shares). The restricted stock was granted on August 31, 2020, and 39,086 shares were scheduled to vest on August 31, 2024, and 39,087 shares were to vest on August 31, 2025. The award vests over a period of five equal payments.

(17)
With respect to Mr. Schemick, the number in this column consists of (i) 6.342 RSUs granted on April 1, 2023; (ii) 26,604 RSUs granted on April 1, 2021 (from an initial award of 34,799 RSUs); and (iii) 11,600 RSUs granted on April 1, 2021 (from an initial award of 34,799). The remaining one-third of the April 1, 2021 RSU award is scheduled to vest and settle on April 1, 2024. On April 1, 2024, and April 1, 2025, the remaining two-thirds of the April 1, 2022 RSU award are scheduled to vest and settle. The April 1, 2023, RSU award will vest over three years, one year after the grant date.

(18)
The number in this column consists of (i) 6,342 target PSUs issued on April 1, 2023; (ii) 39,906 target PSUs issued on April 1, 2022;(iii)and 34,799 target PSUs issued on April 1, 2021. The target PSUs depend on the achievement of certain performance metrics that were set beforehand. If the performance metrics for the grants on April 1, 2023, April 1, 2022, and April 1, 2021 are achieved, the target PSUs are expected to be paid out in 2024, 2025, and 2026, respectively. Each payout is subject to the conditions of the award and the requirement of continuous employment.

(19)
Under the SEC rules, we are required to include Mr. Schemick’s outstanding awards at December 31, 2023. Mr. Schemick resigned as an employee of Certara in June 2023. Under the terms of the 2020 Incentive Plan, (i) 117,259 shares of restricted stock, (ii) 44,546 RSUs and (iii) 47,717 PSUs were cancelled.

OPTION EXERCISES AND STOCK VESTED

The following table provides information regarding the amounts received by our NEOs upon exercise of options or similar instruments or the vesting of stock or similar instruments during our most recent fiscal year.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
William F. Feehery(2)	285,149	6,074,015
John E. Gallagher III	—	—
Leif E. Pedersen(3)	67,807	1,157,931
Patrick F. Smith(4)	24,567	592,090
Robert P. Aspbury(5)	91,280	1,691,835
Former Executive
M. Michael Schemick(6)	24,902	600,387

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EXECUTIVE COMPENSATION
(1)
Calculated using the closing market price of common stock on the Nasdaq on the vesting date (or the prior date closing if the vesting falls on a weekend or holiday).

(2)
Included in the total are 218,044 shares of restricted stock that vested during the year and 30,525 RSUs that vested on March 31, 2023. For fiscal year 2023, the restricted stock for Dr. Feehery had the following vesting dates and stock prices: January 3 ($16.24); January 31 ($19.40); February 3 ($19.54); February 28 ($18.12); March 3 ($21.73); March 31 ($24.11); April 3 ($23.57); April 28 ($24.17); May 3 ($23.30); May 31 ($20.78); June 2 ($21.70); June 30 ($18.21); July 31 ($19.47); August 31 ($16.16); September 29 ($14.54); October 31 ($12.19); November 30 ($14.41); and December 29 ($17.59). The stock price was $24.11 when the RSUs vested on March 31, 2023.

(3)
Included in the total are 51,224 shares of restricted stock and 16,583 RSUs that vested during the year. For fiscal year 2023, the stock price was $14.80 when the restricted stock vested on September 8, 2023 and the stock price was $24.11 when the RSUs vested on March 31, 2023.

(4)
Included in the total are 11,037 shares of restricted stock and 13,530 RSUs that vested during the year. For fiscal year 2023, the stock price was $24.09 when the restricted stock vested on April 14, 2023 and the stock price was $24.11 when the RSUs vested on March 31, 2023.

(5)
Included in the total are (i) 74,697 shares of restricted stock that vested during the year, (ii) 16,583 RSUs that vested on March 31, 2023, and (iii) 1,832 RSUs that vested on July 1, 2023. For fiscal year 2023, the restricted stock for Dr. Aspbury had the following vesting dates and stock prices: April 14 ($24.09), August 31 ($16.16) and November 8 ($12.48). The stock price was $24.11 and $18.21 when the RSUs vested on March 31, 2023 and June 30, 2023, respectively.

(6)
The stock price was $24.11 when the RSUs vested on March 31, 2023. Mr. Schemick resigned from the Company effective June 30, 2023, and the remainder of his restricted stock and RSUs were cancelled.

EMPLOYMENT AGREEMENTS

William F. Feehery
As of May 14, 2019, the Company and Dr. Feehery entered into an employment agreement (the “Feehery Agreement”) for Dr. Feehery to lead our Company as CEO starting on June 3, 2019. According to the Feehery Agreement an initial annual base salary and an annual discretionary bonus are contingent upon achieving certain individual and Company performance objectives that will be decided by our Board or the compensation committee. The base salary and annual bonus for Dr. Feehery are subject to yearly evaluation and potential increases as determined from time to time by the compensation committee. The Feehery Agreement also provides certain rights relating to compensation associated with a Change of Control. See — “Potential Payments to NEOs Upon Termination of Employment or Change of Control. Additionally, Dr. Feehery is a party to a restrictive covenants agreement that contains commitments to maintain the privacy of all information and to not disparage anyone. The agreement includes commitments to refrain from competing with us and from soliciting our clients and employees while he is an employee and for a year after.
John Gallagher III
On April 1, 2023, the Company and John Gallagher entered into an employment agreement (the “Gallagher Agreement”) for Mr. Gallagher to serve as Certara’s Senior Vice President and CFO. The Gallagher Agreement provides for an initial annual base salary of $575,000 per year and he will be eligible for a discretionary annual bonus of up to 50% of his then current base salary. Mr. Gallagher also received a signing bonus of $200,000. On April 1, 2023 (the “Start Date”), Mr. Gallagher received equity awards pursuant to the Company’s 2020 Equity Incentive Plan with an aggregate target value of $2,750,000, consisting of the following: (i) performance stock units with a target value of $1,260,000, in accordance with the terms of the 2023 performance stock unit agreement applicable to all officers participating in such plan to be approved by the Company’s Compensation Committee; (ii) restricted stock units with a target value of $840,000, vesting in three equal amounts on each of the first three anniversary dates of the Start Date; and (iii) restricted stock units with a target value of $650,000, vesting in two equal amounts on each of the first two anniversary dates of the Start Date.

54   |   2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
The Gallagher Agreement also provides for certain rights relating to compensation associated with a Change of Control. See — “Potential Payments to NEOs Upon Termination of Employment or Change of Control.” The Gallagher Agreement also imposes certain restrictive covenants on Mr. Gallagher, including indefinite covenants of confidentiality of information and non-disparagement, covenants relating to intellectual property and covenants of non-competition during employment, and non-solicitation of our employees and customers during employment and for the one a year period thereafter.
On November 7, 2023, the Company entered into an Amended and Restated Employment Agreement with Mr. Gallagher (the “A&R Employment Agreement”), pursuant to which, in addition to the consideration described above, the Company agreed to pay Mr. Gallagher $235,750, representing an unpaid annual bonus from a prior employer, and to reimburse Mr. Gallagher for legal fees and expenses in pursuing the unpaid bonus claim against his prior employer. Pursuant to the A&R Employment Agreement, Mr. Gallagher has agreed to reimburse the Company with any funds recovered from his prior employer up to the amount paid by the Company.
Leif E. Pedersen
Effective as of July 30, 2020, we entered into an employment agreement with Mr. Pedersen (the “Pedersen Agreement”). The Pedersen Agreement provides for an initial annual base salary and a discretionary annual bonus based upon achievement of specific individual and Company performance objectives to be established by our Board of Directors or the Compensation Committee. Mr. Pedersen’s base salary is subject to annual review and possible increases, as may be determined by the Compensation Committee from time to time. The Pederson Agreement also provides for certain rights relating to compensation associated with a Change of Control. See — “Potential Payments to NEOs Upon Termination of Employment or Change of Control.” In addition, the Pedersen Agreement imposes certain restrictive covenants on Mr. Pedersen, including indefinite covenants of confidentiality of information and non-disparagement, covenants relating to intellectual property and covenants of non-competition during employment and for the one-year period thereafter, and non-solicitation of our employees and customers during employment and for the two-year period thereafter.
Patrick F. Smith
Effective September 2, 2016, we entered into an employment agreement with Dr. Smith (the “Smith Agreement”). The Smith Agreement provides for an initial annual base salary and annual discretionary bonus based upon achievement of specific individual and Company performance objectives to be established by our Board of Directors or the Compensation Committee. Dr. Smith’s base salary is subject to annual review and possible increases, as may be determined by the Compensation Committee from time to time. The Smith Agreement also provides certain rights relating to compensation associated with a Change of Control. See — “Potential Payments to NEOs Upon Termination of Employment or Change of Control.” The Smith Agreement also imposes certain restrictive covenants on Dr. Smith, including indefinite covenants of confidentiality of information and covenants relating to intellectual property and covenants of non-competition (for a period of one year thereafter) and non-solicitation of our employees (for a period of two years) and customers (for a one-year period) during employment and for the one-year period thereafter.
Robert P. Aspbury
Effective April 15, 2019, we entered into an employment agreement with Dr. Aspbury (the “Aspbury Agreement”). The Aspbury Agreement provides for an initial annual base salary and annual discretionary bonus based upon achievement of specific individual and Company performance objectives to be established by our Board of Directors or the Compensation Committee. Dr. Aspbury’s base salary is subject to annual review and possible increases, as may be determined by the Compensation Committee from time to time. The Aspbury Agreement also provides certain rights relating to compensation associated with a Change of Control. See — “Potential Payments to NEOs Upon Termination of Employment or Change of Control.” The Aspbury Agreement also imposes certain restrictive covenants on Dr. Aspbury, including indefinite covenants of confidentiality of information and covenants relating to intellectual property and covenants of non-competition and non-solicitation of our employees and customers during employment and for the one-year period thereafter.

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EXECUTIVE COMPENSATION
Former Executive
M. Andrew Schemick
Effective as of July 11, 2014, we entered into an employment agreement with Mr. Schemick (the “Schemick Agreement”). The Schemick Agreement provides for an initial annual base salary and an annual discretionary bonus based upon achievement of specific individual and Company performance objectives to be established by our Board of Directors or the Compensation Committee. Mr. Schemick’s base salary and annual bonus are subject to annual review and possible increases, as may be determined by the Compensation Committee from time to time. The Schemick Agreement also provides for certain rights relating to compensation associated with a Change of Control. See — “Potential Payments to NEOs Upon Termination of Employment or Change of Control.” The Schemick Agreement also imposes certain restrictive covenants on Mr. Schemick, including indefinite covenants of confidentiality of information and non-disparagement, covenants relating to intellectual property and covenants of non-competition during employment and for the one-year period thereafter, and non-solicitation of our employees and customers during employment and for the two-year period thereafter.
Effective March 31, 2023, Mr. Schemick stepped down from his role as CFO and terminated his employment with the Company on June 30, 2023.
CEO PAY RATIO

We are providing the ratio of the total annual compensation of our CEO to the total annual compensation of our median compensated employee (“median employee”).
Item 402 of Regulation S-K generally requires us to identify the “median employee” only once every three years, and Certara last identified its median employee for fiscal 2022. As permitted by the SEC’s pay ratio rules, we used the same median employee to calculate our fiscal 2023 pay ratio that we used to calculate our fiscal 2022 pay ratio, as we believe that there have been no changes in our employee population or employee compensation arrangements that would result in a significant change to our pay ratio disclosure.
Our determination of which employee was the median employee for compensation purposes was based on compensation data for all employees (other than our CEO) as of October 1, 2022 (the “Determination Date”), which was in the last three months of our 2022 fiscal year. Our employee population as of the Determination Date consisted of 1,175 individuals in the United States and in international locations (including our consolidated subsidiaries) who were employed by us on a full-time, part-time, or seasonal basis, including employees on a leave of absence. Contractors and other non-employees were not included in our employee population.
To identify the median-paid employee among our employees (other than the CEO), we used total cash compensation, based on our payroll data, which includes regular base pay, overtime pay, retroactive pay, and any cash bonuses and commissions, for the trailing twelve-month period preceding October 1, 2022 (“Determination Period”). We annualized the cash compensation for those employees who were hired during that Determination Period. For employees who qualify and participate in our annual bonus program but did not receive a bonus in 2022 for their 2021 contributions due to starting employment in the fourth quarter of 2021, we assumed and included an estimated annual bonus using bonus target amounts aligned with applicable job position/title. The compensation data did not include the value of any equity grants.
For employees paid other than in U.S. dollars, we converted their compensation to U.S. dollars using the average monthly foreign exchange rate in effect for each month during the Determination Period. We did not make any cost-of-living adjustments for employees outside of the United States.
After identifying the median employee as of the Determination Date, we calculated annual total compensation for such employee using the same methodology we use to determine Dr. Feehery’s annual total compensation in the Summary Compensation Table for fiscal year 2022. We did not include the compensation provided under non-discriminatory benefit plans for either the median employee or Dr. Feehery.
The results of our calculations are as follows:

56   |   2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
▪
Our median employee’s annual compensation is $145,240.

▪
Dr. Feehery’s annual total compensation is $6,234,325.

▪
The ratio of Dr. Feehery’s total annual compensation to that of our median employee’s total annual compensation for fiscal 2022 is 43:1.

For additional information about the compensation of our CEO, see the “Compensation Discussion and Analysis” section elsewhere in this Proxy Statement.
We believe this ratio is a reasonable estimate, calculated in a manner consistent with SEC rules, based on our payroll and employment records and the methodology described above.
In selecting the median employee, reporting companies are permitted to use reasonable estimates, assumptions, and methodologies based on their own facts and circumstances. As such, the pay ratio reported by other companies may not be comparable to the pay ratios reported above, as other companies may have different employment and compensation practices and may utilize different estimates, assumptions, and methodologies in calculating their own pay ratios.
TERMINATION AND SEVERANCE

Potential Payments to NEOs Upon Termination of Employment or Change of Control
The information below describes and estimates certain compensation that would become payable under plans and arrangements if each NEO’s employment had terminated on December 31, 2023, given the NEO’s compensation as of, and based on the terms of such NEO’s employment agreement and arrangements in effect on, such date. A description of the provisions governing such payments under our agreements and any material conditions or obligations applicable to the receipt of payments are described below.
The figures in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms, or operation in favor of the NEOs.
William F. Feehery
Termination Scenario
Potential Payments	By Employee For Good Reason	By Company Without Cause	Change In Control
Cash Payments	$795,675(1)	$795,675(1)	$795,675(1)
Accelerated Equity Awards:
Pre-IPO	—	—	$534,736(2)
April 1, 2021 RSU Grant	—	—	$1,610,804(3)
April 1, 2021 PSU Grant	—	—	$1,051,855(4)
April 1, 2022 RSU Grant	—	—	$1,286,884(5)
April 1, 2022 PSU Grant	—	—	$1,171,129(6)
April 1, 2023 RSU Grant	—	—	$1,753,002(7)
April 1, 2023 PSU Grant	—	—	$1,752,996(8)
Continuing Perquisites	—	—	$20,092(9)
Total	$795,675	$795,675	$9,967,026

(1)
Represents severance equal to one time his annual base salary and annual target bonus, pro-rated bonus for the year in which the termination occurred.

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EXECUTIVE COMPENSATION
(2)
Represents the full vesting of 30,400 shares of restricted stock exchanged for profit interest units granted prior to the IPO on August 31, 2020.

(3)
Represents the full vesting of 30,525 unvested RSUs granted on April 1, 2021.

(4)
Represents the full vesting of 59,798 unvested PSUs granted on April 1, 2021, based on actual performance achievement of 100%, 96% and 0% for performance years 2021, 2022, and 2023, respectively.

(5)
Represents the full vesting of 73,160 unvested RSUs granted on April 1, 2022.

(6)
Represents the full vesting of 66,579 unvested PSUs granted on April 1, 2022 (based on actual performance achievement of 82% and 0% for performance years 2022 and 2023, respectively, and estimated performance achievement of 100% for year 2024).

(7)
Represents the full vesting of 99,659 unvested RSUs granted on April 1, 2023.

(8)
Represents the full vesting of 99,659 unvested PSUs granted on April 1, 2023 (based on actual performance achievement of 0% for performance year 2023 and estimated performance achievement of 100% for years 2024 and 2025).

(9)
This amount represents the cost between COBRA payments and Dr. Feehery’s portion of health insurance premiums for 12 months.

John E. Gallagher III
Termination Scenario
Potential Payments	By Employee For Good Reason	By Company Without Cause	Change In Control
Cash Payments	$287,500(1)	$287,500(1)	$287,500(1)
Accelerated Equity Awards:
April 1, 2023 RSU Grant	—	—	$1,182,470(2)
April 1, 2023 PSU Grant	—	—	$666,671(3)
Continuing Perquisites	—	—	—
Total	$287,500	$287,500	$2,136,641

(1)
Represents severance equal to six months of his annual base salary.

(2)
Represents the full vesting of 67,224 RSUs granted on April 1, 2023. Mr. Gallagher received two grants on April 1, 2023: (i) a grant of 29,326 RSUs that vests 50% each year over two years, and (ii) a grant of 37,898 RSUs that vest equally over three years, one year after the grant date.

(3)
Represents the full vesting of 37,901 unvested PSUs granted on April 1, 2023 (based on actual performance achievement of 0% for performance year 2023 and estimated performance achievement of 100% for years 2024 and 2025).

58   |   2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Leif E. Pedersen
Termination Scenario
Potential Payments	By Employee For Good Reason	By Company Without Cause	Change In Control
Cash Payments	$213,597(1)	$213,597(1)	$213,597(1)
Accelerated Equity Awards:
Pre-IPO	—	—	$1,802,060(2)
April 1, 2021 RSU Grant	—	—	$139,612(3)
April 1, 2021 PSU Grant	—	—	$273,628(4)
April 1, 2022 RSU Grant	—	—	$304,184(5)
April 1, 2022 PSU Grant	—	—	$276.802(6)
April 1, 2023 RSU Grant	—	—	$414,350(7)
April 1, 2023 PSU Grant	—	—	$414,350(8)
Continuing Perquisites	—	—	—
Total	$213,597	$213,597	$3,835,790

(1)
Represents severance equal to six months of his annual base salary.

(2)
Represents the full vesting of 102,448 shares of restricted stock exchanged for profit interest units granted prior to the IPO on September 9, 2020.

(3)
Represents the full vesting of 7,937 unvested RSUs granted on April 1, 2021.

(4)
Represents the full vesting of 15,556 unvested PSUs granted on April 1, 2021 (based on actual performance achievement of 100%, 96% and 0% for performance years 2021, 2022, and 2023, respectively.)

(5)
Represents the full vesting of 17,293 unvested RSUs granted on April 1, 2022.

(6)
Represents the full vesting of 15,736 unvested PSUs granted on April 1, 2022 (based on actual performance achievement of 82% and 0% for performance years 2022 and 2023, respectively, and estimated performance achievement of 100% for year 2024).

(7)
Represents the full vesting of 23,556 unvested RSUs granted on April 1, 2023.

(8)
Represents the full vesting of 23,556 unvested PSUs granted on April 1, 2023 (based on actual performance achievement of 0% for performance year 2023 and estimated performance achievement of 100% for years 2024 and 2025).

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EXECUTIVE COMPENSATION
Patrick F. Smith
Termination Scenario
Potential Payments	By Employee For Good Reason	By Company Without Cause	Change In Control
Cash Payments	$200,078(1)	$200,078(1)	$200,078(1)
Accelerated Equity Awards:
Pre-IPO	—	—	$194,141(2)
April 1, 2021 RSU Grant	—	—	$85,910(3)
April 1, 2022 RSU Grant	—	—	$304,184(4)
April 1, 2022 PSU Grant	—	—	$276,802(5)
April 1, 2023 RSU Grant	—	—	$414,350(6)
April 1, 2023 PSU Grant	—	—	$414,350(7)
October 5, 2023 RSU Grant			$377,376(8)
Continuing Perquisites	—	—	—
Total	$200,078	$200,078	$2,267,190

(1)
Represents severance equal to six months of his annual base salary.

(2)
Represents the full vesting of 11,037 shares of restricted stock exchanged for profit interest units granted prior to the IPO on April 16, 2019.

(3)
Represents full vesting of 4,884 unvested RSUs granted on April 1, 2021.

(4)
Represents the full vesting of 17,293 unvested RSUs granted on April 1, 2022.

(5)
Represents the full vesting of 15,736 unvested PSUs granted on April 1, 2022 (based on actual performance achievement of 82% and 0% for performance years 2022 and 2023, respectively, and estimated performance achievement of 100% for year 2024).

(6)
Represents the full vesting of 23,556 unvested RSUs granted on April 1, 2023.

(7)
Represents the full vesting of 23,556 unvested PSUs granted on April 1, 2023 (based on actual performance achievement of 0 % for performance year 2023 and estimated performance achievement of 100% for years 2024 and 2025).

(8)
Represents the full vesting of 21,454 unvested RSUs granted on October 5, 2023.

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EXECUTIVE COMPENSATION
Robert P. Aspbury
Termination Scenario
Potential Payments	By Employee For Good Reason	By Company Without Cause	Change In Control
Cash Payments	—(1)	—(1)	—(1)
Accelerated Equity Awards:
Pre-IPO	—	—	$1,860,442(2)
April 1, 2021 RSU Grant	—	—	$139,612(3)
April 1, 2021 PSU Grant	—	—	$273,628(4)
April 1, 2022 RSU Grant	—	—	$304,184(5)
April 1, 2022 PSU Grant	—	—	$276,802(6)
April 1, 2023 RSU Grant	—	—	$414,350(7)
April 1, 2023 PSU Grant	—	—	$414,350(8)
Continuing Perquisites	—	—	—
Total			$3,683,367

(1)
Dr. Aspbury is not entitled to severance but must receive six months’ notice for termination without cause.

(2)
Represents the full vesting of 105,767 shares of restricted stock exchanged for profit interest units granted prior to the IPO on April 15, 2019, November 8, 2019, and August 31, 2020.

(3)
Represents the full vesting of 7,937 unvested RSUs granted on April 1, 2021, and July 1, 2021.

(4)
Represents the full vesting of 15,556 unvested PSUs granted on April 1, 2021, and July 1, 2021 based on actual performance achievement of 100%, 96% and 0% for performance years 2021, 2022, and 2023, respectively.

(5)
Represents the full vesting of 17,293 unvested RSUs granted on April 1, 2022.

(6)
Represents the full vesting of 15,736 unvested PSUs granted on April 1, 2022 (based on actual performance achievement of 82% and 0% for performance years 2022 and 2023, respectively, and estimated performance achievement of 100% for year 2024).

(7)
Represents the full vesting of 23,556 unvested RSUs granted on April 1, 2023.

(8)
Represents the full vesting of 23,556 unvested PSUs granted on April 1, 2023 (based on actual performance achievement of 0% for performance year 2023 and estimated performance achievement of 100% for years 2024 and 2025).

Termination Provisions in Employment Agreements

Pursuant to the Feehery Agreement, in the event Dr. Feehery’s employment is terminated by us without “cause” or by Dr. Feehery for “good reason” (each as defined in the Feehery Agreement) and Dr. Feehery executes and does not revoke a general release of claims in favor of the Company and complies with the restrictive covenants to which he is subject following such termination, then Dr. Feehery will receive (i) any unpaid annual bonus in respect of any completed fiscal year that has ended prior to the date of such termination, payable in a lump sum at such time as annual bonuses are paid to our other senior executives, (ii) subject to satisfaction of the applicable performance objectives, a pro rata portion of the annual bonus otherwise payable to Dr. Feehery for the fiscal year in which such termination occurs, based on the number of days he was employed, (iii) the sum of his base salary plus his target bonus amount, payable in substantially equal payments over 12 months following such termination, (iv) monthly payments for 12 months following such termination equal to the difference between the monthly COBRA premium cost for the health care coverage elected by Dr. Feehery under the Company’s group health plan and the monthly contribution paid by active employees for the same level of coverage (subject

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EXECUTIVE COMPENSATION
to mitigation, to the extent Dr. Feehery and his dependents become eligible to receive any health benefits as a result of Dr. Feehery’s subsequent employment or service) and (v) all accrued but unpaid obligations.
Pursuant to the Gallagher Agreement, the Schemick Agreement, the Pedersen Agreement, the Smith Agreement, in the event that the employment of Messrs. Gallagher, Schemick, Pedersen, or Dr. Smith, as the case may be, is terminated by us without “cause” or by any of the foregoing is terminated for “good reason” (each as defined in the applicable employment agreement) and the applicable NEO executes and does not revoke a general release of claims in favor of the Company and complies with the restrictive covenants to which each is subject following such termination, then such individual will receive (i) continuation of his base salary for 12 months in the case of Mr. Schemick, six months in the case of Mr. Gallagher, Mr. Pedersen and Dr. Smith, following such termination and (ii) all accrued but unpaid obligations, including any unpaid annual bonus that has been authorized by the Company and approved by our CEO in respect of any completed fiscal year that has ended prior to the date of such termination. In the case of Dr. Aspbury, except in the case of gross misconduct, in which we may terminate his employment immediately without notice, we are required to provide Dr. Aspbury six months’ notice prior to his termination date, during which time he will receive his full salary.
With the exception of the Aspbury Agreement, the term “cause” in the employment agreement, generally denotes dishonesty, misconduct, conviction of a crime involving moral turpitude, substance abuse, misappropriation of funds, gross neglect of his duties, or violation of the NEO’s restrictive covenants under the applicable employment agreement. The Aspbury Agreement does not define “cause,” but provides that Dr. Aspbury may be dismissed without notice if he commits an act of gross misconduct.
Except for the Aspbury Agreement, under the employment agreements, “good reason” generally means, without the NEO’s prior written consent: (i) a material reduction in base salary or target annual bonus opportunity; (ii) a material reduction of duties and responsibilities; or (iii) a relocation of the NEO’s principal office to a location more than 50 miles away. To be considered a resignation from employment for good reason, the NEO must provide written notice of termination within 30 days of the occurrence of such conditions giving rise to good reason and the Company must fail to cure the grounds that constitute good reason.
Restrictive Covenants.   Each of the NEO’s employment agreements contains: (i) perpetual confidentiality covenants that protect proprietary information, developments, and other intellectual property and confidential information and materials of the Company and its affiliates’ (ii) a non-competition covenant that prohibits the NEO from engaging in any capacity in business activities that are competitive with the business activities of the Company or its affiliates during employment and for the one-year period after termination of employment for any reason; (iii) a non-solicitation covenant that prohibits the NEO from soliciting our customers during employment and for the one-year period following termination for any reason; (iv) a non-solicitation covenant that prohibits the NEO from soliciting any of our employees during employment and for the one year period after termination of employment for any reason.
Treatment of Equity Awards

RSUs.   Pursuant to the approved grant award agreement for each recipient, upon a termination of employment for any reason, all vesting with respect to a participant’s RSUs will cease, and unvested shares of RSUs will be forfeited to the Company for no consideration as of the date of termination. In the event of a termination as a result of a participant’s death, unvested RSUs will remain outstanding for one month following the date of such termination but shall be eligible to vest only to the extent the Compensation Committee determines, during such a one-month period, to accelerate the vesting of such unvested RSUs, and if the Committee fails to make such determination, the unvested RSUs will terminate without further action at the end of such a period. Notwithstanding the foregoing, RSUs will, to the extent not vested, become fully vested if the participant undergoes a termination other than for cause in connection with or within 12 months following a Change in Control (as defined in each grant award agreement).

62   |   2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
PSUs.   Upon a termination of employment for “cause” prior to the date that the final performance metrics are determined and shares are distributed, all of the participant’s PSUs will be forfeited to the Company as of the date of such termination. In the event of a Change in Control during the performance period, the Compensation Committee will determine the achieved performance metric for the year in which the Change in Control occurs and any subsequent year during the performance period, with distribution of all earned units occurring at the end of the performance period.
Pre-IPO Shares.   Pursuant to the exchange agreement, unvested Class B Profit Interest Units were exchanged for restricted common stock. Any unvested restricted common stock will vest upon the stockholder’s termination by the Company without “cause” following the occurrence of a Change in Control.

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EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE

Year(1)	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO Named Executive Officers	Average Compensation Actually Paid to Non-CEO Named Executive Officer(2)	Value of Initial Fixed $100 Investment Based On:		Net Income	Adjusted EBITDA(3)
					Total Share-holder Return	Peer Group Total Share-holder Return
2023	$7,810,028	$4,396,333	$2,212,277	$1,415,136	$46.19	$79.94	$(55,357,000)	$123,108,000
2022	$6,234,325	$(4,571,474)	$1,905,302	$(1,519,004)	$42.21	$82.12	$14,731,000	$120,174,000
2021	$6,244,695	$2,332,290	$2,028,857	$798,169	$74.63	$116.62	$(13,266,000)	$103,713,000
2020	$3,626,241	$71,886,945	$1,837,169	$12,730,099	$88.55	$104.12	$(49,397,000)	$87,877,000
(1)
Certara is providing this disclosure pursuant to 17 CFR 229.402(v) for the last four fiscal years, instead of five years, and will provide disclosure for an additional year in the next annual filing in which this disclosure is required. Company’s CEO and principal executive officer for each of the years presented was William F. Feehery. .

(2)
As required by 17 CFR 229.402(v)(3), the following tables disclose each of the amounts deducted and added to columns (c) (Compensation Actually Paid to CEO) and (e) (Average Compensation Actually Paid to Non-CEO Named Executive Officers):

Fiscal Year 2020:
Description	CEO	Non-PEOs NEOS*
Compensation as reported in the summary compensation table	$3,626,241	$1,837,169
Minus
Grant date fair value from summary compensation table	$(2,238,677)	$(1,385,758)
Plus
Year-end fair value of any equity awards granted during the respective year that remain outstanding and unvested at the end of the year	$6,149,449	$7,613,117
Year-over-year change in fair value as of the respective year-end for equity awards granted in a prior year that remain outstanding and vested at the end of that year	$26,321,151	$2,959,297
Fair value as of the vesting date for any equity awards granted and vested within the respective year	$33,834,317	$1,706,275
Change in fair value from the prior year-end to the vesting date for equity awards granted in a prior year that vested during the respective year	$4,194,464	—
Reduction for the fair value as of the end of the prior year for any equity awards granted during that prior year that failed to vesting during the respective year	—	—
Value of any dividends or other earnings paid on equity awards prior to vesting date that are not otherwise included in the fair value of the award or other reported compensation amounts	—	—
Total	$71,886,945	$12,730,099

*
NEOs for fiscal year 2020 are Messrs. M. Andrew Schemick and Leif Pedersen.

64   |   2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
For Fiscal Year 2021:
Description	CEO	Non-PEO NEOS*
Compensation as reported in the summary compensation table	$6,244,695	$2,028,857
Minus
Grant date fair value from summary compensation table	$(4,999,995)	$(1,502,429)
Plus
Year-end fair value of any equity awards granted during the respective year that remain outstanding and unvested at the end of the year	$5,074,995	$1,524,608
Year-over-year change in fair value as of the respective year-end for equity awards granted in a prior year that remain outstanding and vested at the end of that year	$(3,386,287)	$(1,269,890)
Fair value as of the vesting date for any equity awards granted and vested within the respective year	$(601,118)	$17,022
Change in fair value from the prior year-end to the vesting date for equity awards granted in a prior year that vested during the respective year	—	—
Reduction for the fair value as of the end of the prior year for any equity awards granted during that prior year that failed to vesting during the respective year	—	—
Value of any dividends or other earnings paid on equity awards prior to vesting date that are not otherwise included in the fair value of the award or other reported compensation amounts	—	—
Total	$2,332,290	$798,169

*
NEOs for fiscal year 2021 are Messrs. M. Andrew Schemick, Leif E. Pedersen, Robert P. Aspbury, Justin Edge and Craig Rayner.

2024 PROXY STATEMENT   |   65

EXECUTIVE COMPENSATION
For Fiscal Year 2022:
Description	CEO	Non-PEO NEOS*
Compensation as reported in the summary compensation table	$6,234,325	$1,905,302
Minus
Grant date fair value from summary compensation table	$(4,883,430)	$(1,309,669)
Plus
Year-end fair value of any equity awards granted during the respective year that remain outstanding and unvested at the end of the year	$2,424,943	$647,159
Year-over-year change in fair value as of the respective year-end for equity awards granted in a prior year that remain outstanding and vested at the end of that year	$(4,773,902)	$(1,875,780)
Fair value as of the vesting date for any equity awards granted and vested within the respective year	$(3,573,410)	$(886,016)
Change in fair value from the prior year-end to the vesting date for equity awards granted in a prior year that vested during the respective year	—	—
Reduction for the fair value as of the end of the prior year for any equity awards granted during that prior year that failed to vesting during the respective year	—	—
Value of any dividends or other earnings paid on equity awards prior to vesting date that are not otherwise included in the fair value of the award or other reported compensation amounts	—	—
Total	$(4,571,474)	$(1,519,004)

*
NEOs for fiscal year 2022 are Messrs. M. Andrew Schemick, Leif E. Pedersen, Patrick F. Smith, and Robert P. Aspbury.

66   |   2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
For Fiscal Year 2023:
Description	CEO	Non-PEO NEOS*
Compensation as reported in the summary compensation table	$7,810,028	$2,212,277
Minus
Grant date fair value from summary compensation table	$(6,485,296)	$(1,615,932)
Plus
Year-end fair value of any equity awards granted during the respective year that remain outstanding and unvested at the end of the year	$1,978,207	$2,989,888
Year-over-year change in fair value as of the respective year-end for equity awards granted in a prior year that remain outstanding and vested at the end of that year	$143,583	$393,672
Fair value as of the vesting date for any equity awards granted and vested within the respective year	—	—
Change in fair value from the prior year-end to the vesting date for equity awards granted in a prior year that vested during the respective year	$949,812	$277,960
Reduction for the fair value as of the end of the prior year for any equity awards granted during that prior year that failed to be vesting during the respective year	—	$(2,842,728)
Value of any dividends or other earnings paid on equity awards prior to vesting date that are not otherwise included in the fair value of the award or other reported compensation amounts	—	—
Total	$4,396,333	$1,415,136

*
NEOs for fiscal year 2023 are Messrs. John Gallagher III, Leif E. Pedersen, Patrick F. Smith, Robert P. Aspbury, and M. Andrew Schemick.

(3)
Management uses various financial metrics, including total revenues, income from operations, net income, and certain metrics that are not required by, or presented in accordance with, GAAP, such as adjusted EBITDA, adjusted net income, and adjusted diluted earnings per share, to measure and assess the performance of our business, to evaluate the effectiveness of our business strategies, to make budgeting decisions, to make certain compensation decisions, and to compare our performance against that of other peer companies using similar measures. We believe that presentation of the GAAP and the non-GAAP metrics in this filing will aid investors in understanding our business. Management measures operating performance based on adjusted EBITDA defined for a particular period as net income (loss) excluding interest expense, provision (benefit) for income taxes, depreciation and amortization expense, intangible asset amortization, equity-based compensation expense, goodwill impairment expense, acquisition and integration expense, and other items not indicative of our ongoing operating performance. Management also measures operating performance based on adjusted net income defined for a particular period as net income (loss) excluding, equity-based compensation expense, amortization of acquisition-related intangible assets, acquisition and integration expense, and other items not indicative of our ongoing operating performance. Further, management measures operating performance based on adjusted diluted earnings per share defined for a particular period as adjusted net income divided by the weighted-average diluted common shares outstanding.

We believe adjusted EBITDA, adjusted net income, and adjusted diluted earnings per share are helpful to investors, analysts, and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical periods. In addition, these measures are

2024 PROXY STATEMENT   |   67

EXECUTIVE COMPENSATION
frequently used by analysts, investors, and other interested parties to evaluate and assess performance. Adjusted EBITDA, adjusted net income, and adjusted diluted earnings per share are non-GAAP measures and are presented for supplemental purposes only and should not be considered as an alternative or substitute to financial information presented in accordance with GAAP. Adjusted EBITDA, adjusted net income and adjusted diluted earnings per share have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statements of operations and comprehensive income (loss) that are necessary to run our business. Other companies, including other companies in our industry, may not use these measures and may calculate both differently than as presented, limiting the usefulness as a comparative measure.
The compensation paid to our principal executive officer, Dr. Feehery and NEOs set forth in the table above include the value of equity granted prior to the IPO (under our Equity Incentive Plan) and after the IPO (under our 2020 Incentive Plan). For a description of the type of equity granted under our 2017 Incentive Plan, see “— Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table; Pre-IPO Class B Units and Converted Restricted Stock.” For a description of the type of equity granted our 2020 Incentive Plan, see “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table; Post-IPO Equity Awards.”
Prior to the IPO, the Class B Units were valued by EQT on a quarterly basis based on EQT’s internal analysis, leveraging commonly recognized valuation methodologies, but also periodically determined by an independent valuation advisor. For purposes of determining compensation actually paid, we calculated the value of the applicable Class B Units at the end of 2019 based on the fair value attributed to them on that date. We then determined the value of the common stock at the time periods required for the number of shares for which the applicable number of Class B Units were exchanged using the conversion formula used in the exchange of Class B Units for common shares at the time of the IPO.
The vast majority of “compensation actually paid” for our CEO and NEOs in 2020 is based on the material increase in value from the equity awards pre-IPO v. post-IPO, and, for our CEO, the accelerated vesting of his performance-based profits interest units (“PIUs”) at the time of the IPO. Accordingly, the value of compensation actually paid for 2020 is atypical and a direct result of (i) the fact that the pre-IPO was illiquid and therefore represents the accumulated increase of value in the equity over more than one year, (ii) for our CEO, the accelerated vesting of certain PIUs at the time of the IPO, and (iii) the increase in market value of the Company as a result of the IPO process.

68   |   2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Relationship Between Compensation Actually Paid and Cumulative Stockholder Return

Compensation Actually Paid vs. Cumulative Stockholder Return
$104
$117
$82
$80
$89
$75
$42
$46
$71.87
$12.7
$2.33
$0.8
-$4.57
-$1.5
$4.4
$1.4
2020
2021
2022
2023
CEO
Non-PEO NEO's
Company TSR
Peer TSR

CEO and NEOs CAP in millions; Company TSR and Peer TSR un US Dollar per share on return of $100.
Relationship Between Compensation Actually Paid and Net Income

Compensation Actually Paid vs. Net Income
$100.0
$50.0
$0.0
-$50.0
-$100.0
-$150.0
-$200.0
$20
$10
$0
($10)
($20)
($30)
($40)
($50)
($60)
$71.9
$12.7
$2.3
$0.8
-$4.6
-$1.5
$4.4
$1.4
($49)
($13)
$15
($55)
2020
2021
2022
2023
PEO
non-PEO NEO's
Net Income (millions)

CEO and NEOs CAP in millions; Net Income in millions

2024 PROXY STATEMENT   |   69

EXECUTIVE COMPENSATION
Relationship Between Compensation Actually Paid and Adjusted EBITDA

Compensation Actually Paid vs. Adjusted EBITDA

$88
$104
$120
$120
$71.9
$12.7
$2.3
$0.8
-$4.6
-$1.5
$4.4
$1.4
2020
2021
2022
2023
PEO
non-PEO NEO's
Adjusted EBITDA (millions)

CEO and NEOs CAP in millions; Adjusted EBITDA in millions.
Financial Performance Measures
The following is a list of financial performance measures that represent the most important financial performance measures (used by the Company to link compensation actually paid to our CEO and NEOs for fiscal year 2023 to Company performance):
▪
Revenue

▪
Adjusted EBITDA

▪
Bookings

70   |   2024 PROXY STATEMENT

PROPOSAL 4 — ADVISORY VOTE TO APPROVE THE 2023 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
As required by Section 14A of the Exchange Act we are seeking stockholder approval, on an advisory (non-binding) basis, of the compensation of our NEOs as disclosed under the “Compensation Discussion & Analysis” and “Executive Compensation Tables” sections of this Proxy Statement. We conduct this vote annually, the frequency preferred by our stockholders. In considering your vote, we invite you to review the Company’s compensation philosophy and program under “Compensation Discussion Analysis.” As described in the Compensation Discussion & Analysis, we believe that the Company’s executive compensation program effectively aligns the interests of our NEOs with those of our stockholders by tying a significant portion of compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executive officers critical to the Company’s long-term success. We are asking our stockholders to vote “FOR” the adoption of the following resolution:
“RESOLVED, that the stockholders of Certara, Inc. (“Certara”) approve, on an advisory basis, the compensation of Certara’s named executive officers, as disclosed pursuant to Item 405 of Regulation S-K in Certara’s Proxy Statement for the 2024 annual meeting under the headings ‘Compensation Discussion & Analysis’ and ‘Executive Compensation Tables’.”
While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board or our Compensation Committee. Our Board and Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when making future compensation decisions for our NEOs.
Vote Required for Approval
Approval of this proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the proposal.
The Board unanimously recommends that you vote FOR this Proposal.
OUR EXECUTIVE OFFICERS
The following individuals are our executive officers:
William F. Feehery(1)	Chief Executive Officer
John E. Gallagher III	Senior Vice President and CFO (as Principal Financial Officer and Principal Accounting
Robert P. Aspbury	President, Certara Scientific Software
Leif E. Pedersen	President, Chief Commercial Officer
Patrick F. Smith	President, Certara Drug Development Solutions
Richard M. Traynor	Senior Vice President and General Counsel
Nicolette D. Sherman	Chief Human Resources Officer

(1)
The biography for William F. Feehery appears above under “Proposal 1 — Election of Directors.”

John E. Gallagher III, 51, has served as Senior Vice President and CFO of the Company since April 2023. Prior to joining us, Mr. Gallagher served as CFO of Cue Health, a publicly traded healthcare technology company, from March 2021 to March 2023. Prior to Cue Health, Mr. Gallagher was at Becton, Dickinson & Co. (“BD”), a multinational medical technology company, where he served as Senior Vice President, CFO of its Medical Segment and Treasurer from July 2018 to February 2021. Upon joining BD in 2012, he was named Corporate

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OUR EXECUTIVE OFFICERS
Treasurer, a role he held throughout his tenure at the company. Mr. Gallagher also had responsibility for corporate finance, including financial planning and analysis, and was Senior Vice President, Controller and Chief Accounting Officer from December 2014 to July 2018. Prior to BD, he served as Vice President, Financial Planning & Analysis at NBC Universal from October 2009 to September 2012. Mr. Gallagher also served as Assistant Controller of Corporate Treasury for General Electric Company from October 2006 to October 2009. He began his career with Ford Motor Company, holding various roles across Treasury, Internal Audit, and Product Development.
Robert P. Aspbury, Ph.D., 52, has served as President of Certara Scientific Software (previously referred to as our Simcyp division) since January 2020. Prior to this appointment, he served as Simcyp’s Chief Operating Officer from April 2019 to December 2019. Prior to joining the Company, Dr. Aspbury served as Vice President of Strategic Solutions, Biosimilars, for Covance Inc., a contract research organization and drug development services company (a subsidiary of Laboratory Corporation of America) from September 2016 to March 2019, and as Vice President and General Manager, Global Clinical Pharmacology from November 2011 to August 2016.
Leif E. Pedersen, 60, has served as President, Chief Commercial Officer since August 2023. Prior to this appointment, he served as President of Software from September 2020 to August 2023. Prior to joining the Company, Mr. Pedersen was a Senior Operating Partner at SymphonyAI, an operating group of artificial intelligence companies, from October 2019 to August 2020, Chief Executive Officer of BIOVA (a division of Dassault Systèmes), a scientific product development software firm, from September 2017 to September 2019, and Executive Vice President at Innovative Interfaces, a library management software company, from December 2015 to August 2017.
Patrick F. Smith, Pharm.D., 54, has served as President of Certara Drug Development Solutions division (previously referred to as Integrated Drug Development Solutions) since November 1, 2021. Previously, Dr. Smith was co-founder of d3 Medicine (acquired by Certara in 2016), helping to build a healthcare company that specialized in providing strategic support for complex development programs. Prior to d3 Medicine, Dr. Smith was U.S. Clinical Pharmacology Lead at Roche for more than 5 years, where he worked in various roles of increasing responsibility in clinical pharmacology and translational medicine. He has served as an Associate Professor at the University at Buffalo School of Pharmacy and Roswell Park Cancer Institute in Buffalo, New York.
Richard M. Traynor, 52, has served as Senior Vice President and General Counsel of the Company since March 2018. Prior to joining us, Mr. Traynor was Associate General Counsel for Edge Therapeutics, a clinical stage biotechnology company, from August 2017 to March 2018, and served as Chief Legal & Compliance Officer at LifeCell Corporation, a medical device product manufacturer, from January 2012 to January 2017, and Corporate Counsel from 2009 to 2012. Mr. Traynor worked at two national law firms between 1998 and 2009.
Nicolette D. Sherman, 55, has served as our Chief Human Resources Officer since July 2021. Prior to joining the Company, Ms. Sherman was the Chief Human Resources Officer at Oyster Point, a clinical stage biotechnology company, from April 2020 to July 2021. Prior to her time at Oyster Point, she was Vice President, Global Leadership Development, then the Vice President North America HR Operations, for Sanofi, a global pharmaceutical company from June 2008 to April 2020. Prior to her roles with Sanofi, Ms. Sherman held various positions of increasing responsibility at Schering- Plough, AT&T and Prudential.

72   |   2024 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
REGISTRATION RIGHTS AGREEMENT

We are party to a registration rights agreement with Arsenal, dated November 3, 2022 (the “Registration Rights Agreement”). The Registration Rights Agreement contains provisions that entitle Arsenal to certain rights to have their securities registered by the Company under the Securities Act. While the Registration Rights Agreement is in effect, Arsenal is entitled to four “demand” registrations, (ii) one underwritten offering in any consecutive 90-day period and (iii) two underwritten offerings in any consecutive 360-day period, subject in each case to certain limitations. In addition, the Registration Rights Agreement provides that the Company will share certain expenses of Arsenal relating to such registrations and indemnify Arsenal against certain liabilities which may arise under the Securities Act.
STOCKHOLDERS AGREEMENT

Pursuant to the Stockholders Agreement with Arsenal, Arsenal has the right to nominate two directors to our Board until the latest of: (i) from the closing date of the EQT/Arsenal Transaction until the two-year anniversary thereof, for so long as Arsenal continues to own 100% of the shares Arsenal purchased in connection with the transaction, (ii) after the two-year anniversary of the closing date of the transaction, for so long as Arsenal beneficially owns at least 12% of the total number of Adjusted Shares Outstanding (as defined in and calculated by the Stockholders Agreement) and (iii) from the closing date of the transaction until the five-year anniversary thereof, for so long as Arsenal continues to own 100% of the shares Arsenal purchased in connection with the transaction, as such number may be adjusted from time to time for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar changes in the Company’s capitalization. Arsenal’s right to nominate two directors to our Board will be reduced to the right to nominate one director to our Board if Arsenal beneficially owns at least 6%, but less than 12%, of the total number of Adjusted Shares Outstanding (as defined in and calculated by the Stockholders Agreement). Any individual designated by Arsenal to be nominated to our Board (any individual so designated, an “Arsenal Director Nominee”) must be (i) a full-time senior employee of Arsenal Capital Management LP or its affiliates, such as an investment partner, a senior partner or an operating partner, or (ii) another individual that Arsenal reasonably believes is appropriately qualified to serve as a director on the board of a public company, provided that the designation of any individual pursuant to clause (ii) is subject to the consent of the Board (excluding any Arsenal Director Nominees), acting in its sole discretion. See “Certain Relationships and Related Party Transactions — Stockholders Agreement.”
Pursuant to the Stockholders Agreement, for so long as Arsenal has the right to nominate any persons to our board, (i) we must include the Arsenal nominee on the slate that is included in our proxy statements relating to the election of directors of the class to which such person belong and provide the highest level of support for the election of each such persons as we provide to any other individual standing for election as a director, and (ii) we must include on the slate that is included in our proxy statement relating to the election of directors only the Arsenal nominee and the other nominees (if any) nominated by the Nominating and Corporate Governance Committee of our Board. In addition, Arsenal will agree with the Company to vote in favor of the Company slate that is included in our proxy statement. As long as the Board is classified, the Arsenal Director Nominees shall be Class I and Class III directors, as designated by Arsenal.
In the event that an Arsenal Director Nominee ceases to serve as a director for any reason (other than (i) the failure of the Company’s stockholders to elect such individual as a director or (ii) due to Arsenal no longer having the right to designate such an Arsenal Director Nominee), Arsenal will be entitled to designate a replacement Arsenal Director Nominee and the Company will take all reasonable actions necessary to cause the appointment of any such replacement Arsenal Director Nominee to fill the resulting vacancy.
For so long as Arsenal has the right to designate two Arsenal Director Nominees for nomination to serve on the Board, the Board (excluding the Arsenal Director Nominees) shall appoint one Arsenal Director Nominee to the Nominating and Corporate Governance Committee and one Arsenal Director Nominee to the Compensation

2024 PROXY STATEMENT   |   73

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Committee. At such time that Arsenal ceases to have the right to designate two Arsenal Director Nominees but continues to have the right to designate one Arsenal Director Nominee for nomination to serve on the Board, the Board (excluding any Arsenal Director Nominees) shall appoint one Arsenal Director Nominee (who is specified by Arsenal) to either the Nominating and Corporate Governance Committee or the Compensation Committee (or allow such Arsenal Director Nominee to continue to serve on such committee, as applicable), and immediately remove the other Arsenal Director Nominee from any and all committees of the Board. At such time that Arsenal ceases to have the right to designate any Arsenal Director Nominees for nomination to serve on the Board pursuant to the Stockholders Agreement, the Board (excluding any Arsenal Director Nominees) shall immediately remove any and all Arsenal Director Nominees from any and all committees of the Board.
INDEMNIFICATION OF DIRECTORS AND OFFICERS

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, together with our amended and restated bylaws, provide that we will jointly and severally indemnify each indemnitee to the fullest extent permitted by the Delaware Corporation General Law from and against all loss and liability suffered and expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by or on behalf of the indemnitee in connection with any threatened, pending, or completed action, suit, or proceeding. Additionally, we agree to advance to the indemnitee all out-of-pocket costs of any type or nature whatsoever incurred in connection therewith.
RELATED PERSONS TRANSACTION POLICY

We have a written policy on transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that all “related persons” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our general counsel any “related person transaction” (defined as any transaction that is anticipated to be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. Our General Counsel will communicate that information to our Board of Directors or to a duly authorized committee thereof. Our related person transaction policy provides that no related person transaction will be executed without the approval or ratification of our Board or a duly authorized committee thereof. It is our policy that any directors interested in a related person transaction must recuse themselves from any vote on a related person transaction in which they have an interest.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, officers, and beneficial owners of 10% or more of our common shares to file reports with the SEC. The SEC regulations require the Company to identify anyone who failed to file a required report or filed a late report during fiscal year ended December 31, 2023. Based solely on review of reports filed under Section 16(a) of the Exchange Act, the Company is aware of no such failure.

74   |   2024 PROXY STATEMENT

STOCK OWNERSHIP TABLE
The table sets forth, to the best of the Company’s knowledge and belief, certain information as of March 28, 2024, with respect to the beneficial ownership of the Company’s common stock by (i) each NEO of the Company, (ii) each director or director nominee of the Company, (iii) all directors and executive officers as a group, and (iv) each person that beneficially holds more than 5% of any class of the outstanding shares of the Company based on the Company’s review of SEC filings.
We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has sole or shared “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities in which he or she has no economic interest. Except as otherwise indicated in the footnotes to the table below, we believe that the beneficial owners of the common stock listed below, based on the information furnished by such owners, have sole voting power and investment power with respect to such shares, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 159,976,402 shares of common stock issued (not including treasury shares) and outstanding as of March 28, 2024.
In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock as to which the person has the right to acquire beneficial ownership within 60 days of March 28, 2024, including shares of our common stock underlying RSUs and PSUs that are currently releasable or releasable within 60 days of March 28, 2024. We did not deem these shares outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Certara Inc., 100 Overlook Center, Suite 101, Princeton, NJ 08540. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

2024 PROXY STATEMENT   |   75

STOCK OWNERSHIP TABLE
Name of Beneficial Owner	Shares(1)	Percentage
Named Executive Officers and Directors:
William F. Feehery(2)(3)	2,291,783	1.43
John E. Gallagher III(2)(3)(14)	27,295	*
Leif E. Pedersen(2)(3)	156,879	*
Patrick F. Smith(2)(3)	71,473	*
Robert P. Aspbury(2)(3)	298,969	*
Eran Broshy(4)	23,023	*
James Cashman(4)(5)	456,512	*
Cynthia Collins(4)	24,161	*
Rosemary Crane(4)(5)	17,987	*
Nancy Killefer(4)	24,161	*
Stephen McLean(6)(7)	42,000	*
David Spaight(6)(7)	—	*
Matthew Walsh(2)(4)	185,631	*
All executive officers and directors as a group 16 persons(8)	3,826,209	2.39
5% Stockholders:
Arsenal Capital Partners(9)	36,345,835	22.72
BlackRock, Inc.(10)	13,956,611	8.72
The Vanguard Group(11)	12,544,252	7.84
Mubadala Investment Company(12)	9,615,984	6.01
Bailee Gifford & Co., (Scottish Partnership)(13)	8,921,463	5.58

*
Less than 1%

(1)
Participants’ RSUs do not count as part of their beneficial ownership of shares, and they do not have any voting rights with regard to the RSUs. The RSUs are granted under the Company’s 2020 Incentive Plan and represents a right to receive one share of common stock or the cash equivalent thereof.

(2)
Includes the following shares obtainable within 60 days of March 28, 2024, as follows: (i) upon the vesting of restricted stock: Dr. Feehery, 7,600 shares; Dr. Smith, 11,037 shares; and Dr. Aspbury, 22,074 shares, and (ii) upon the vesting of RSUs: Dr. Feehery, 100,324 shares; Mr. Gallagher, 27,295 shares; Mr. Pedersen, 24,435 shares; Dr. Smith; 21,382 shares; and Dr. Aspbury, 22,603 shares.

Also includes unvested restricted stock as follows: Dr. Feehery, 15,200 shares; Mr. Pedersen, 102,448 shares; Dr. Aspbury, 83,696 shares; and Mr. Walsh, 58,240 shares.
(3)
Does not include unvested RSUs or the target number of unvested PSUs (except for RSUs and PSUs obtainable within 60 days of March 28, 2024). The excluded number of RSUs is as follows: Dr. Feehery, 103,020 units; Mr. Gallagher, 39,929 units; Mr. Pedersen, 24,351 units; Dr. Smith, 45,805 units; and Dr. Aspbury, 26,183 units. The excluded number of target PSUs is as follows: Dr. Feehery, 259,228 units; Mr. Gallagher, 56,848 units; Mr. Pedersen, 61,273 units; Dr. Smith, 61,273 units; and Dr. Aspbury, 61,273 units.

(4)
Includes the following shares obtainable within 60 days of March 28, 2024, upon the vesting of RSUs: Mr. Broshy 8,663 shares; Mr. Cashman, 8,663 shares; Ms. Collins, 8,663 shares; Ms. Crane, 8,663 shares; Ms. Killefer, 8,663 shares; and Mr. Walsh, 8,663 shares. The RSUs awarded to directors vest on the earlier of the one-year anniversary of the date of grant or the date of the Company’s next stockholder meeting.

(5)
Includes 9,324 vested RSUs that Ms. Crane deferred under the Director Deferral Plan.

(6)
The address of Messrs. McLean and Spaight is Arsenal Capital Group LLC, 277 Park Ave., Floor 34, New York, NY 10172.

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STOCK OWNERSHIP TABLE
(7)
Under the Director Deferred Compensation, Messrs. McLean and Spaight have elected to waive their compensation.

(8)
Also includes shares beneficially owned by Mr. Richard Traynor and Ms. Nicolette Sherman. Does not include shares held by Mr. Schemick who previously served as officer, but was no longer an officer on March 28, 2024.

(9)
Based on a Schedule 13D filed with the SEC on December 16, 2022. (i) Arsenal Capital Partners III LP (“Partners III”); (ii) Arsenal Capital Partners III-B LP (“Partners III-B”); (iii) Arsenal Saturn Holdings LP (“Holdings LP”); (iv) Arsenal Capital Investment VI LP (“Investment VI LP”), by virtue of it being the general partner of Holdings LP; (v) Arsenal Capital Investment III LP (“Investment III LP”), by virtue of it being the general partner of Partners III and Partners III-B; and (vi) Terry M. Mullen and Jeffrey B. Kovach, each an individual by virtue of them making up the investment committee that governs Investment VI LP and Investment III LP. Partners III directly holds 3,559,745 shares of common stock and has shared voting power and share dispositive power over those shares, (ii) Partners III-B (together with Partners III, the “Arsenal III Funds” and, together with Holdings LP, the “Arsenal Funds”) directly holds 2,831,569 shares of common stock and has shared voting power and shared dispositive power over those shares, and (iii) Holdings LP directly holds 29,954,521 shares of common stock and has shared voting power and shared dispositive power over those shares (and Investment VI LP by virtue of it being the general partner of Holdings LP), and Investment III LP is the general partner of each of the Arsenal III Funds. Investment VI LP (together with Investment III LP, the “Investment LPs”) is the general partner of Holdings LP. Each Investment LP is governed by a limited partner committee consisting of Terry M. Mullen and Jeffrey B. Kovach. As such, Terry M. Mullen and Jeffrey B. Kovach have the power to control each Investment LP’s voting and investment decisions and may be deemed to have beneficial ownership of 36,345,835 common shares held by the Arsenal Funds and have shared voting power and shared dispositive power over those shares.

(10)
Based on a Schedule 13G filed with the SEC on January 25, 2024, BlackRock, Inc. and several of its subsidiaries (i) BlackRock Advisors, LLC; (ii) Aperio Goup, LLC, (iii) BlackRock (Netherlands) B.V.; (iv) BlackRock Fund Advisors; (v) BlackRock Institutional Trust Company, National Association; (vi),BlackRock Asset Management Ireland Limited; (vii) BlackRock Financial Management, Inc.; (viii) BlackRock Asset Management Schweiz AG; (ix) BlackRock Investment Management, LLC; (x) BlackRock Investment Management (UK) Limited; (xi) BlackRock Asset Management Canada Limited; (xii) BlackRock Investment Management (Australia) Limited; (xiii) BlackRock Advisors (UK) Limited; and (xiv) BlackRock Fund Managers Ltd (“BlackRock”) beneficially owns 13,956,611 shares of common stock. BlackRock has sole voting power over 13,569,009 shares of common stock, sole dispositive power over 13,956,611 shares of common stock and no shared power to vote or shared power to dispose. The principal address of BlackRock is 500 Hudson Yards, New York, NY 10001.

(11)
Based upon Amendment No. 2 to Schedule 13G filed with the SEC on February 13, 2023, The Vanguard Group beneficially owns 12,544,560 shares of common stock. The Vanguard Group has shared voting power over 59,808 shares of common stock, sole dispositive power over 12,544,560 shares of common stock and shared dispositive power over 174,308 shares of common stock. The principal address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(12)
Based upon a Schedule 13G filed with the SEC on August 2, 2021, Mubadala Investment Company, Mamoura Diversified Global Holding PJSC, and Fifteenth Investment Company LLC beneficially owns 9,615,384 shares of common stock. Mubadala Investment Company PJSC, Mamoura Diversified Global Holding PJSC, and Fifteenth Investment Company LLC have shared voting power and shared dispositive power to vote all the shares of common stock. The principal address of Mubadala Investment Company PJSC, Mamoura Diversified Global Holding PJSC and Fifteenth Investment Company LLC is Mamoura A Buildings, Abu Dhabi, 45005 United Arab Emirates.

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STOCK OWNERSHIP TABLE
(13)
Based upon Amendment No. 2 to Schedule 13G filed with the SEC on January 30, 2024, Baillie Gifford & Co. (Scottish partnership) (“Ballie Gifford”) beneficially owns 8,921,463 shares of common stock. Baillie Gifford has sole voting power over 6,661,481 shares of common stock and sole dispositive power over 8,921,463 shares of common stock. The principal address of Baillie Gifford & Co (Scottish partnership) is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland.

(14)
On March 1, 2023, John E. Gallagher III was appointed as the Company’s Senior Vice President and CFO, effective April 1, 2023.

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OTHER MATTERS
STOCKHOLDER RECOMMENDATIONS AND NOMINATIONS OF DIRECTOR CANDIDATES

If you are a stockholder who would like to recommend a candidate for our Nominating and Corporate Governance Committee to consider for possible inclusion in our 2025 proxy statement, you must send notice to the Secretary, Certara, Inc., 100 Overlook Center, Suite 101, Princeton, NJ 08540, by registered, certified or express mail, in accordance with the time periods set forth in the Company bylaws, and provide him with a brief biographical sketch of the recommended candidate, a document indicating the recommended candidate’s willingness to serve if elected, and evidence of your stock ownership. The Nominating and Corporate Governance Committee or its Chairperson will then consider the recommended director candidate on a substantially similar basis as it considers other nominees.
SUBMISSION OF STOCKHOLDER PROPOSALS AND BOARD NOMINEES FOR 2025

If you would like to include a proposal for stockholder consideration in our 2025 proxy statement or bring business before our annual meeting of stockholders in 2025, you must send notice to General Counsel, 100 Overlook Center, Suite 101, Princeton, NJ 08540, by registered, certified, or express mail in accordance with the time period set forth in our Company bylaws, and provide the required information and follow the other procedural requirements described below.
STOCKHOLDER PROPOSALS FOR INCLUSION IN THE 2025 PROXY STATEMENT

Stockholders who wish to present a proposal in accordance with SEC Rule 14a-8 for inclusion in our proxy materials to be distributed in connection with our 2025 annual meeting of stockholders must submit their proposals in accordance with that rule so that they are received by the Secretary at the address set forth above no later than the close of business on December 12, 2024. If the date of our 2025 annual meeting is more than 30 days before or after May 21, 2025, then the deadline to timely receive such material will be a reasonable time before we begin to print and send our proxy materials. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that it will be included in our proxy materials.
OTHER STOCKHOLDER PROPOSALS OR NOMINATIONS FOR PRESENTATION AT THE 2025 ANNUAL MEETING

If a stockholder wishes to bring business to a meeting for consideration other than a matter brought pursuant to SEC Rule 14a-8, the stockholder must give our Secretary written notice of the stockholder’s intent to do so and provide the information required by the provision of our bylaws dealing with stockholder proposals and director nominations. The notice of such a proposal or director nomination must be delivered to (or mailed to and received at) the address set forth above no later than February 24, 2025 and no earlier than January 23, 2025, unless our 2025 annual meeting of stockholders is to be held more than 30 days before, or more than 70 days after, May 21, 2025, in which case the stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to the 2025 annual meeting and not later than the close of business on the later of the 90th day prior to the 2025 annual meeting or the 10th day after public announcement of the date of the 2025 annual meeting is first made. In the event that the number of directors to be elected at the annual meeting is increased and no public announcement naming all of the nominees or specifying the size of the increased Board has been made by February 12, 2025, then notice of a stockholder’s nomination to fill the new position or positions may be delivered to (or mailed to and received at) the address set forth above no later than the close of business on the 10th day after public announcement of such increase is first made. The requirements for such stockholder’s notice are set forth in our bylaws, which are posted in the Corporate Governance section of the Investor Relations page on our website. We will submit all candidates nominated by a stockholder pursuant to the procedures and requirements outlined in this “— Other Stockholder Proposals or Nominations for Presentation at the 2025

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OTHER MATTERS
Annual Meeting” section to the Nominating and Corporate Governance Committee for its review, and this submission may include an analysis of the candidate from our management. Any stockholder making a nomination in accordance with the foregoing process will be notified of the Nominating and Corporate Governance Committee’s decision.
AVAILABILITY OF 2023 FORM 10-K

Our 2024 Proxy Statement and 2023 Annual Report on Form 10-K are available free of charge on the Investors Relations page on our website at www.certara.com under Investors — Financials & Filings — SEC Filing. We will provide by mail, without charge, a copy of our 2023 Form 10-K at your request. Please direct all inquiries to our Investor Relations Department at Certara, Inc. at 100 Overlook Center, Suite 101, Princeton, NJ, 08540, or by email at ir@certara.com.

Princeton, NJ April 10, 2024	Richard M. Traynor Senior Vice President, General Counsel & Secretary

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Appendix A
Amended and Restated Charter
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
CERTARA, INC.
* * * * *
The present name of the corporation is Certara, Inc. (the “Corporation”). The Corporation was incorporated under the name “EQT Avatar Topco, Inc.” by the filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware on June 27, 2017. This Amended and Restated Certificate of Incorporation of the Corporation (its “Certificate of Incorporation”), which restates and integrates and also further amends the provisions of the Corporation’s Certificate of Incorporation, as amended and restated, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the written consent of its stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the Corporation, as amended and restated, is hereby amended, integrated and restated to read in its entirety as follows:
ARTICLE I
NAME
The name of the corporation (hereinafter sometimes referred to as the “Corporation”) is: Certara, Inc.
ARTICLE II
REGISTERED OFFICE AND AGENT
The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive in the City of Wilmington, County of New Castle, 19808. The name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
ARTICLE IV
CAPITAL STOCK
The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is six hundred and fifty million (650,000,000), which shall be divided into two classes as follows:
Six hundred million (600,000,000) shares of common stock, par value $0.01 per share (“Common Stock”); and
Fifty million (50,000,000) shares of preferred stock, par value $0.01 per share (“Preferred Stock”).
I.   Capital Stock.
A.   The board of directors of the Corporation (the “Board of Directors”) is hereby expressly authorized, by resolution or resolutions, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix, without further stockholder approval, the number of shares constituting such series and the designation of

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Appendix A
Amended and Restated Charter
such series, the powers (including voting powers), preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of such series of Preferred Stock. The powers (including voting powers), preferences and relative, participating, optional and other special rights of, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock, if any, may differ from those of any and all other series at any time outstanding.
B.   Each holder of record of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders are entitled to vote generally, including the election or removal of directors. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL.
C.   Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any certificate of designation relating to such series of Preferred Stock).
D.   Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of capital stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends and other distributions in cash, property or shares of capital stock of the Corporation, dividends and other distributions may be declared and paid ratably on the Common Stock out of the assets of the Corporation that are legally available for this purpose at such times and in such amounts as the Board of Directors in its discretion shall determine.
E.   Upon the dissolution, liquidation or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of capital stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.
F.   The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the capital stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).
ARTICLE V
AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS
A.   Notwithstanding anything contained in this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote of the stockholders, ~~at any time when EQT (as defined in Article VI(B) below) beneficially owns, in the aggregate, less than 40% in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, then, in addition to any vote required by applicable law or this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock),~~ any amendment, alteration, repeal or rescission, in whole or in part, of the following provisions in this Certificate of Incorporation (or the adoption of any provision inconsistent therewith or herewith) shall require the affirmative vote of the holders of at least 66 2/3% in voting power of all the then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class:

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Appendix A
Amended and Restated Charter
this Article V, Article VI, Article VII, Article VIII, Article IX and Article X. For the purposes of this Certificate of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
B.   The Board of Directors is expressly authorized to make, alter, amend, change, add to, rescind or repeal, in whole or in part, the bylaws of the Corporation (as in effect from time to time, the “Bylaws”) without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation. Notwithstanding anything contained in this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote of the stockholders, ~~at any time when EQT beneficially owns, in the aggregate, less than 40% in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, then, in addition to any vote of the holders of any class or series of capital stock of the Corporation required herein (including any certificate of designation relating to any series of Preferred Stock), by the Bylaws or by applicable law,~~ the affirmative vote of the holders of at least 66 2∕3% in voting power of all the then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to amend, alter, rescind, change, add or repeal, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith.
ARTICLE VI
BOARD OF DIRECTORS
A.   Except as otherwise provided in this Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Except as otherwise provided for or fixed pursuant to the provisions of Article IV (including any certificate of designation with respect to any series of Preferred Stock) and this Article VI relating to the rights of the holders of any series of Preferred Stock to elect additional directors the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors.~~.; provided that, at any time EQT owns, in the aggregate, at least 40% in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, the stockholders may also fix the number of directors by resolution adopted by the stockholders.~~ The directors (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. ~~Class I directors shall initially serve for a term expiring at the first annual meeting of stockholders following the date the Common Stock is first publicly traded (the “IPO Date”), Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders following the IPO Date and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders following the IPO Date. Commencing with the first annual meeting following the IPO Date, the~~The directors of the class to be elected at each annual meeting shall be elected for a three-year term. If the total number of such directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. Any such director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or his or her earlier death, resignation, retirement, disqualification or removal from office. The Board of Directors is authorized to assign members of the Board of Directors already in office to their respective class.
B.   Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding or the rights granted pursuant to the Stockholders Agreement, dated as of ~~December 10, 2020~~November 3, 2022, by and among the Corporation, Arsenal Saturn Holdings LP, Arsenal Capital Partners III LP, Arsenal Capital Partners III-B LP and their respective Affiliates ~~certain affiliates of EQT AB (together with its Affiliates (as defined below), subsidiaries, successors and assigns (other than the Corporation and its subsidiaries), “EQT”) and certain other parties named therein (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Stockholders Agreement”)~~, any newly-created directorship on the Board of

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Appendix A
Amended and Restated Charter
Directors that results from an increase in the total number of directors and any vacancy occurring in the Board of Directors (whether by death, resignation, retirement, disqualification, removal or other cause) may be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, by a sole remaining director or by the stockholders. ~~; provided, however, that, subject to the aforementioned rights granted to holders of one or more series of Preferred Stock or rights generated pursuant to the Stockholders Agreement, at any time when EQT beneficially owns, in the aggregate, less than 40% in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, any newly-created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director (and not by stockholders).~~ Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.
C.   Any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock of the Corporation, voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of a majority in voting power of all then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class.~~; provided, however, that at any time when EQT beneficially owns, in the aggregate, less than 40% in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, any such director or all such directors may be removed only for cause and only by the affirmative vote of the holders of at least 66 2/3% in voting power of all the then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class.~~
D.   Elections of directors need not be by written ballot unless the Bylaws shall so provide.
E.   During any period when the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, have the right to elect additional directors pursuant to the provisions of this Certificate of Incorporation (including any certificate of designation with respect to any series of Preferred Stock) in respect of such series, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such series of Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such capital stock, the terms of office of all such additional directors elected by the holders of such capital stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.
F.   As used in this Article VI only, the term “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another Person, and the term “Person” means any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.
ARTICLE VII
LIMITATION OF DIRECTOR AND OFFICER LIABILITY
A.   To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty owed to the Corporation or its stockholders.

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Appendix A
Amended and Restated Charter
B.   Neither the amendment nor repeal of this Article VII, nor the adoption of any provision of this Certificate of Incorporation, nor, to the fullest extent permitted by the DGCL, any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director or director of the Corporation with respect to acts or omissions occurring prior to the time of such amendment, repeal, adoption or modification.
ARTICLE VIII
CONSENT OF STOCKHOLDERS IN LIEU OF MEETING, ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS
A.   ~~At any time when EQT beneficially owns, in the aggregate, at least 40% in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors,~~ A~~a~~ny action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand, or by certified or registered mail, return receipt requested. ~~At any time when EQT beneficially owns, in the aggregate, less than 40% in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, a~~Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent of stockholders in lieu of a meeting; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock.
B.   Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by or at the direction of the Board of Directors or the Chairman of the Board of Directors.~~; provided, however, that at any time when EQT beneficially owns, in the aggregate, at least 40% in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, special meetings of the stockholders of the Corporation for any purpose or purposes shall also be called by or at the direction of the Board of Directors or the Chairman of the Board of Directors at the request of EQT.~~
C.   An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the Board of Directors or a duly authorized committee thereof.
ARTICLE IX
COMPETITION AND CORPORATE OPPORTUNITIES
A.   In recognition and anticipation that ~~(i) certain directors, principals, officers, employees and/or other representatives of EQT may serve as directors, officers or agents of the Corporation, (ii) EQT may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii)~~ members of the Board of Directors who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates (as defined below) may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this

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Appendix A
Amended and Restated Charter
Article IX are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve any of the ~~of EQT, the~~ Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.
B.   ~~B.None of (i) EQT or (ii) any~~No Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation in both his or her director and officer capacities) or his or her Affiliates (the Persons (as defined below) identified in (i) and (ii) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (1) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates now engages or proposes to engage or (2) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted from time to time by the laws of the State of Delaware, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity that may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in Section (C) of this Article IX. Subject to said Section (C) of this Article IX, in the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity that may be a corporate opportunity for itself, herself or himself, or any of its or his or her Affiliates, and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by law, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person.
C.   The Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation) if such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Corporation, and the provisions of Section (B) of this Article IX shall not apply to any such corporate opportunity.
D.   In addition to and notwithstanding the foregoing provisions of this Article IX, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that (i) the Corporation is neither financially or legally able, nor contractually permitted to undertake, (ii) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation or (iii) is one in which the Corporation has no interest or reasonable expectancy
E.   For purposes of this Article IX, (i) “Affiliate” shall mean ~~(a) in respect of EQT, any Person that, directly or indirectly, is controlled by EQT, controls EQT or is under common control with EQT and shall include any principal, member, director, manager, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation), (b)~~ (a) in respect of a Non-Employee Director, any Person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (b~~c~~) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; and (ii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.
F.   To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.

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Appendix A
Amended and Restated Charter
ARTICLE X
DGCL SECTION 203 AND BUSINESS COMBINATIONS
A.   The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.
B.   Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:
1.
prior to such time, the Board of Directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, or

2.
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

3.
at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation that is not owned by the interested stockholder, or

4.
the stockholder became an interested stockholder inadvertently and (i) as soon as practicable divested itself of ownership of sufficient shares so that the stockholder ceased to be an interested stockholder and (ii) was not, at any time within the three-year period immediately prior to a business combination between the Corporation and such stockholder, an interested stockholder but for the inadvertent acquisition of ownership.

C.   For purposes of this Article X, references to:
1.
“affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

2.
“associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

~~3.~~
~~“EQT Direct Transferee” means any person that acquires (other than in a registered public offering) directly from EQT or any of its successors or any “group”, or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.~~

~~4.~~
~~“EQT Indirect Transferee” means any person that acquires (other than in a registered public offering) directly from any EQT Direct Transferee or any other EQT Indirect Transferee beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.~~

~~5.~~3.
“business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i)
any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary

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Amended and Restated Charter
of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section (B) of this Article X is not applicable to the surviving entity;
(ii)
any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii)
any transaction that results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

(iv)
any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation that has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary that is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v)
any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i)-(iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

~~6.~~4.
“control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article X, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

~~7.~~5.
“interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting

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Appendix A
Amended and Restated Charter
stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but “interested stockholder” shall not include ~~(a) EQT, any EQT Direct Transferee, any EQT Indirect Transferee or any of their respective affiliates or successors or any “group”, or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (b)~~ any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation, provided that ~~in the case of clause (b)~~ such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
~~8.~~6.
“owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(i)
beneficially owns such stock, directly or indirectly; or

(ii)
has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(iii)
has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

~~9.~~7.
“person” means any individual, corporation, partnership, unincorporated association or other entity.

~~10.~~8.
“stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

~~11.~~9.
“voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference in this Article X to a percentage of voting stock shall refer to such percentage of the votes of such voting stock.

ARTICLE XI
MISCELLANEOUS
(A)   If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation

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Appendix A
Amended and Restated Charter
containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by law, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.
(B)   Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any current or former director, officer, employee or stockholder of the Corporation arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Bylaws (as either may be amended and/or restated from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States of America. To the fullest extent permitted by law, any person purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and provided consent to the provisions of this Article XI(B).
[Remainder of page intentionally left blank]

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Appendix A
Amended and Restated Charter
IN WITNESS WHEREOF, Certara, Inc. has caused this Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer on this ~~15th day of December, 2020~~[      ] day of [      ], 202[ ].
CERTARA, INC.
By
[     ~~/s/ William F. Feehery~~]

Name:
William F. Feehery

Title:
Chief Executive Officer

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV38262-P04243For Against AbstainYes NoHOUSEHOLDING ELECTION - Please indicate if you consentto receive certain future investor communications in a singlepackage per household.! !CERTARA, INC.C/O BROADRIDGEP.O. BOX 1342BRENTWOOD, NY 117171a. James Cashman III1b. Nancy Killefer1c. David SpaightNominees:The Board of Directors recommends you vote FOR thefollowing proposals:2. To approve two separate proposals to amend ourAmended and Restated Certificate of Incorporation (our“Certificate of Incorporation”):2a. Amend our Certificate of Incorporation to limit theliability of certain officers of Certara as permittedpursuant to the Delaware General CorporationLaw; and2b. Amend our Certificate of Incorporation to makecertain technical changes, including to removeinoperative provisions related to our formermajority stockholder and other immaterialchanges.4. A non-binding advisory vote to approve the compensationof our named executive officers.3. Ratification of the selection of RSM US LLP as ourindependent registered public accounting firm for 2024.NOTE: To transact such other business as may properly comebefore the Annual Meeting or any adjournment thereof.1. To elect the three Class 1 directors named in our ProxyStatement to hold office until the 2027 Annual Meetingof Shareholders and until their respective successors havebeen duly elected and qualified.CERTARA, INC.The Board of Directors recommends you vote FOR all thedirector nominees listed below:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should eachsign personally. All holders must sign. If a corporation or partnership, please sign in fullcorporate or partnership name by authorized officer.! ! !! ! !! ! !! ! !! ! !! ! !For Against Abstain! ! !VOTE BY INTERNETBefore the Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on May 20, 2024. Have your proxy card in hand whenyou access the website and follow the instructions to obtain your records and to create anelectronic voting instruction form.During the Meeting - Go to www.virtualshareholdermeeting.com/CERT2024You may attend the meeting via the internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on May 20, 2024. Have your proxy card in hand when you call and then followthe instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.SCAN TOVIEW MATERIALS & VOTE w

V38263-P04243Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.CERTARA, INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSANNUAL MEETING OF SHAREHOLDERSMAY 21, 2024The undersigned hereby appoints James E. Cashman III, William F. Feehery, and John E. Gallagher III, or any one of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Certara, Inc. that the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m. Eastern Time on Tuesday, May 21, 2024, atwww.virtualshareholdermeeting.com/CERT2024, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.CONTINUED AND TO BE SIGNED ON REVERSE SIDE